Exhibit 10.1

LOAN AGREEMENT

THIS LOAN AGREEMENT (the “Agreement”) is made as of July 18, 2025, by and between MDRR XXV DEPOSITOR 1, LLC, a Delaware limited liability company (“Borrower”), on the one hand, and FARMERS AND MERCHANTS BANK OF LONG BEACH, a California corporation (“Lender”), on the other hand, with respect to the following facts:

RECITALS

A.Borrower has applied to Lender for a loan the principal amount of Fourteen Million Seven Hundred Thousand and No/100 Dollars ($14,700,000.00) (“Loan”) for the purpose of financing, in part, Borrower’s acquisition of the Property (Florida) (as herein defined).

B.Lender has agreed to make the Loan to Borrower for such purposes upon the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

DEFINITIONS AND INTERPRETATIONS

Definitions. The definitions set forth in the Recitals or elsewhere in this Agreement are incorporated herein by reference. For purposes of this Agreement, the following terms shall have the following meanings:

“Advance” shall mean any advance or disbursement of Loan Proceeds by Lender pursuant to this Agreement.

“Advance Date” shall mean the date of each Advance.

“Affiliate” shall mean any Person, directly or indirectly, related to, in control of, controlled by, or under the common control of, Borrower or any Guarantor or Mortgagor, or of a successor thereof, whether through merger, consolidation, transfer of assets or otherwise.

“Agreement” shall mean this Loan Agreement, either as originally executed or as it may from time to time be supplemented, extended, renewed, modified, or amended.

“Agreement To Furnish Insurance” shall mean the Agreement To Furnish Insurance duly executed by Borrower in form and content as required by Lender.

“Anti-Money Laundering Laws” shall mean the USA Patriot Act of 2001, the Bank Secrecy Act, as amended through the date hereof, Executive Order 1 3324—Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, as amended through the date hereof, and other federal laws and regulations and executive orders administered by OFAC which prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals (such individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanction and embargo programs), and such additional laws and programs administered by

OFAC which prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on any of the OFAC lists.

“Appraisal” shall mean an appraisal of the Property, or any portion thereof, or such other report acceptable to Lender, performed and prepared for Lender at Borrower’s sole expense by a duly licensed or certified appraiser designated by Lender and possessing all qualifications required by Lender and applicable Laws, setting forth the appraiser’s opinion and determination of the fair market value of the Property; said Appraisal shall be prepared in full narrative form meeting all requirements and approaches to value as shall be necessary or appropriate in order to comply with all customary and generally accepted appraisal standards within the appraisal industry and in accordance with Lender’s requirements, and to Lender’s satisfaction and all applicable Laws governing Lender’s operations.

“Approved Lease” shall mean a lease between Mortgagor and any tenant for all or any portion of any Property, which lease is substantially in a form pre-approved by Lender, the terms of which are satisfactory to Lender, and which tenant is satisfactory to Lender.

“Assets” shall have the meaning usually given that term in accordance with GAAP, but shall exclude sums due to the applicable Obligor from Affiliates (other than subsidiaries).

“Business Day” shall mean Monday through Friday, excluding any day of the year on which banks are required or authorized to close in California.

“Class 1 Beneficial Interests” shall have the meaning ascribed to it in the DST Agreement (Long Form), in the form and content attached hereto as Exhibit “C”.

“Class 1 Beneficial Owners” shall have the meaning ascribed to it in the DST Agreement (Long Form), in the form and content attached hereto as Exhibit “C”.

“Class 2 Beneficial Interests” shall have the meaning ascribed to it in the DST Agreement (Long Form), in the form and content attached hereto as Exhibit “C”.

“Class 2 Beneficial Owner” shall have the meaning ascribed to it in the DST Agreement (Long Form), in the form and content attached hereto as Exhibit “C”.

“Collateral” shall mean all real and personal property of Borrower, each Mortgagor, each Guarantor, and others, which Lender has been and may hereafter be granted a lien or security interest to secure payment and performance of any Obligor’s obligations under the Loan.

“Continuing Guaranty” shall mean that certain agreement or agreements by that title, duly executed by Guarantor, unconditionally and irrevocably guaranteeing payment and performance of Borrower’s obligations to Lender in connection with the Loan, as such agreement or agreements are originally executed and as such agreement or agreements may from time to time be reaffirmed, supplemented, modified or amended.

“DST” shall mean MDRR XXV DST 1, a Delaware statutory trust.

“DST Agreement” shall mean, individually and collectively, the DST Agreement (Short Form), the DST Agreement (Long Form), and any and all amendments, restatements, replacements and/or substitutions therefor with respect to the DST, whether now existing or hereafter executed.

“DST Agreement (Long Form)” shall mean the Amended and Restated Trust Agreement of the DST, substantially in the same form and content as that attached hereto as Exhibit “C”, and which shall, among other things, amend and restate in its entirety the DST Agreement (Short Form).

“DST Agreement (Short Form)” shall mean the Declaration and Agreement of Trust of the DST, substantially in the same form and content as that attached hereto as Exhibit “B”.

“Environmental Indemnity” shall mean that certain Hazardous Substances Indemnity Agreement duly executed by Borrower, Guarantor, Mortgagor, and such other Persons as required by Lender, pursuant to which Borrower, Guarantor, Mortgagor and such other Persons shall indemnify and defend Lender from and against any loss or liability, direct or indirect, with respect to the presence or release of any hazardous or toxic material in, on, about or under the Property.

“Event of Default” shall mean any of those events specified in Article 5 hereof.

“FF&E” shall mean all furniture, fixtures, machinery, tools, inventory and equipment owned by Borrower and/or any Mortgagor and used, or intended to be used, in connection with the Property.

“Financial Statements” shall mean balance sheets, income statements, reconciliations of capital structure, statements of sources and applications of funds, and income tax returns, all prepared in accordance with GAAP or other comprehensive basis of accounting approved by Lender, consistently applied.

“Financing Statements” shall mean one or more financing statements (form UCC-1) given by Borrower, any Mortgagor, any Guarantor, and/or any other Person to Lender, if required by Lender, covering the FF&E and all other personal property included in the Collateral.

“Fiscal Year” shall mean Borrower’s fiscal year, ending on December 31 of each calendar year.

“GAAP” shall mean generally accepted accounting principles consistently maintained and applied throughout the period indicated and consistent with the prior financial practice of the Person providing such financial information.

“Governmental Agency” shall mean any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, court, administrative tribunal, or public utility.

“Guarantor” shall mean individually and collectively (i) Holdings, and (ii) REIT.

“Hazard Insurance Disclosure” shall mean the Hazard Insurance Disclosure duly executed by Borrower and each Mortgagor in form and content as required by Lender.

“Holdings” shall mean Medalist Diversified Holdings, L.P., a Delaware limited partnership.

“Insurance Policies” shall mean any of the policies of insurance specified in Section 4.1 hereof.

“Laws” shall mean, collectively, all federal, state, and local laws, rules, regulations, ordinances, and codes.

“Loan” shall mean the term loan described in the Recitals and in Article 3 of this Agreement.

“Loan Closing” shall mean the date on which the Loan closes in accordance with Section 3.2 of this Agreement.

“Loan Closing Costs” shall mean all stamp taxes, documentary transfer taxes, and any and all other taxes that may be payable upon or as a result of the recording of the Mortgage or the filing of any Financing Statements, all title insurance premiums and recording charges, tax service contract fees, and all out-of-pocket fees and costs incurred by Lender in connection with the appraisal, inspection, assessment, evaluation, insuring, and testing of the Property, and all fees and costs incurred by Lender in connection with the negotiation and preparation of the Loan Documents, including attorneys’ fees, and closing of the Loan as herein provided, including, without limitation, the Loan Fee.

“Loan Documents” shall mean this Agreement, the Note, each Mortgage, the Financing Statements, the Environmental Indemnity, Continuing Guaranty, Agreement to Furnish Insurance, Hazard Insurance Disclosure, each Security Agreement, and such other documents as Lender may reasonably require Borrower to give or cause to be given to Lender as evidence of and/or security for and/or guaranty of the Loan.

“Loan Fee” shall mean the sum of $147,000.00, payable by Borrower to Lender for the granting of the Loan.

“Loan Proceeds” shall mean funds advanced by Lender to Borrower for purposes set forth in Article 3 hereof.

“Maturity Date” shall mean August 10, 2026, as set forth in the Note, at which time the entire principal balance of the Loan, plus accrued interest thereon, is and shall be due and payable as provided in this Agreement and the Note, subject to acceleration as provided in the Loan Documents.

“Mortgage” shall mean, individually and collectively, the Mortgage (Alabama), Mortgage (Florida), Mortgage (Illinois), and Mortgage (Kentucky).

“Mortgage (Alabama)” shall mean the Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, duly executed and acknowledged by Mortgagor (Alabama), for the benefit of Lender, as beneficiary, and any and all supplements, modifications or amendments thereto, to secure the Loan and encumbering Mortgagor (Alabama)’s interest in the Property (Alabama) and other assets and rights as therein provided, together with all such riders and exhibits thereto required by Lender pursuant to the Loan Documents.

“Mortgage (Florida)” shall mean the Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, duly executed and acknowledged by Borrower, for the benefit of Lender, as beneficiary, and any and all supplements, modifications or amendments thereto, to secure the Loan and encumbering Borrower’s interest in the Property (Florida) and other assets and rights as therein provided, together with all such riders and exhibits thereto required by Lender pursuant to the Loan Documents.

“Mortgage (Illinois)” shall mean the Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, duly executed and acknowledged by Mortgagor (Illinois), for the benefit of Lender, as beneficiary, and any and all supplements, modifications or amendments thereto, to secure the Loan and encumbering Mortgagor (Illinois)’s interest in the Property (Illinois) and other assets and rights as therein provided, together with all such riders and exhibits thereto required by Lender pursuant to the Loan Documents.

“Mortgage (Kentucky)” shall mean the Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, duly executed and acknowledged by Mortgagor (Kentucky), for the benefit of Lender, as beneficiary, and any and all supplements, modifications or amendments thereto, to secure the Loan and encumbering Mortgagor (Kentucky)’s interest in the Property (Kentucky) and other assets and rights as therein provided, together with all such riders and exhibits thereto required by Lender pursuant to the Loan Documents.

“Mortgagor” shall mean, individually and collectively, Borrower (in is capacity as a mortgagor under the Mortgage (Florida)), Mortgagor (Alabama), Mortgagor (Illinois), and Mortgagor (Kentucky).

“Mortgagor (Alabama)” means MDR Dan Tibbs Road, LLC, a Delaware limited liability company.

“Mortgagor (Illinois)” means MDR Central Avenue, LLC, a Delaware limited liability company.

“Mortgagor (Kentucky)” means MDR Bowling Green, LLC, a Delaware limited liability company.

“Note” shall mean the Promissory Note of Borrower in the amount of the Loan payable to the order of Lender, duly executed by Borrower, as required by Lender to evidence the Loan.

“Obligor” shall mean individually and collectively, Borrower, Guarantor, and Mortgagor.

“OFAC” shall mean the United States Department of the Treasury, Office of Foreign Assets Control.

“OFAC Prohibited Person” shall mean a country, territory, individual or person (i) listed on, included within or associated with any of the countries, territories, individuals or entities referred to on The Office of Foreign Assets Control’s List of Specially Designated Nationals and Blocked Persons or any other prohibited person lists maintained by governmental authorities, or otherwise included within or associated with any of the countries, territories, individuals or entities referred to in or prohibited by OFAC or any other Anti-Money Laundering Laws, or (ii) which is obligated or has any interest to pay, donate, transfer or otherwise assign any property, money, goods, services, or other benefits from the Property directly or indirectly, to any countries, territories, individuals or entities on or associated with anyone on such list or in such laws.

“Organizational Documents” shall mean, if Borrower, Guarantor. Mortgagor, or any other Person as Lender may require is other than a natural person, the duly filed, certified and/or executed documents or instruments evidencing or confirming the lawful formation and existence of Borrower, Guarantor, Mortgagor, and such other Persons, and all written consents and certifications required by Lender from Persons having management and/or ownership interests in Borrower, Guarantor, Mortgagor and/or such other Persons.

“Permitted Encumbrances” shall mean only those matters and exceptions to title approved by Lender in writing and shown in the preliminary report of title and all supplements thereto of the Title Company covering the respective Property.

“Person” shall mean an individual, corporation, limited liability company, partnership, joint venture, trust or unincorporated organization or a Governmental Agency.

“Property” shall mean, individually and collectively, the Property (Alabama), Property (Florida), Property (Illinois), and Property (Kentucky).

“Property (Alabama)” shall mean the real property described in Exhibit “A-1” hereto and in the Mortgage (Alabama) and all present and future improvements thereon and appurtenances thereto.

“Property (Florida)” shall mean the real property described in Exhibit “A-2” hereto and in the Mortgage (Florida) and all present and future improvements thereon and appurtenances thereto.

“Property (Illinois)” shall mean the real property described in Exhibit “A-3” hereto and in the Mortgage (Illinois) and all present and future improvements thereon and appurtenances thereto.

“Property (Kentucky)” shall mean the real property described in Exhibit “A-4” hereto and in the Mortgage (Kentucky) and all present and future improvements thereon and appurtenances thereto.

“REIT” shall mean Medalist Diversified REIT, Inc., a Maryland corporation.

“Security Agreement” shall mean, individually and collectively, the Security Agreement (Borrower), Security Agreement (Holdings), and Security Agreement (REIT).

“Security Agreement (Borrower)” shall mean that certain Security Agreement of even date herewith, by and between Borrower and Lender pledging a security interest in all personal property of Borrower as security for, without limitation, the Loan, which Security Agreement shall be in form and content satisfactory to Lender in its sole and absolute discretion.

“Security Agreement (Holdings)” shall mean that certain Security Agreement of even date herewith, by and between Holdings and Lender pledging a security interest in all personal property of Holdings as security for, without limitation, the Continuing Guaranty, which Security Agreement shall be in form and content satisfactory to Lender in its sole and absolute discretion.

“Security Agreement (REIT)” shall mean that certain Security Agreement of even date herewith, by and between REIT and Lender pledging a security interest in all personal property of REIT as security for, without limitation, the Continuing Guaranty, which Security Agreement shall be in form and content satisfactory to Lender in its sole and absolute discretion.

“SNDA” shall mean a subordination, nondisturbance and attornment agreement by a tenant on the Property, in form and content satisfactory of Lender.

“Title Company” shall mean the title insurer designated by Lender, in its sole opinion and judgment, which shall issue the Title Policy.

“Title Policy” shall mean, individually and collectively, the Title Policy (Alabama), Title Policy (Florida), Title Policy (Illinois), and Title Policy (Kentucky).

“Title Policy (Alabama)” shall mean an ALTA Loan Policy (2021 Policy Form) with extended coverage, written as such upon Loan Closing, and issued by the Title Company, in favor of Lender, as insured, insuring the lien of the Mortgage (Alabama) to be a valid first lien on Property (Alabama) subject only to the Permitted Encumbrances. Title Policy (Alabama) shall have such endorsements thereto as Lender shall require. If required by Lender, the title insurance coverage will provide for reinsurance.

“Title Policy (Florida)” shall mean an ALTA Loan Policy (2021 Policy Form) with extended coverage, written as such upon Loan Closing, and issued by the Title Company, in favor of Lender, as insured, insuring the lien of the Mortgage (Florida) to be a valid first lien on Property (Florida) subject only to the Permitted Encumbrances. Title Policy (Florida) shall have such endorsements thereto as Lender shall require. If required by Lender, the title insurance coverage will provide for reinsurance.

“Title Policy (Illinois)” shall mean an ALTA Loan Policy (2021 Policy Form) with extended coverage, written as such upon Loan Closing, and issued by the Title Company, in favor of Lender, as insured, insuring the lien of the Mortgage (Illinois) to be a valid first lien on Property (Illinois) subject only to the Permitted Encumbrances. Title Policy (Illinois) shall have such endorsements thereto as Lender shall require. If required by Lender, the title insurance coverage will provide for reinsurance.

“Title Policy (Kentucky)” shall mean an ALTA Loan Policy (2021 Policy Form) with extended coverage, written as such upon Loan Closing, and issued by the Title Company, in favor of Lender, as insured, insuring the lien of the Mortgage (Kentucky) to be a valid first lien on Property (Kentucky) subject only to the Permitted Encumbrances. Title Policy (Kentucky) shall have such endorsements thereto as Lender shall require. If required by Lender, the title insurance coverage will provide for reinsurance.

Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with GAAP, unless Lender agrees to another manner of preparation.

Use of Defined Terms. Any defined terms used in the plural shall include the singular, and the masculine gender shall include the feminine and/or neuter, and such terms shall encompass all members of the relevant class.

Schedules and Exhibits. All schedules and exhibits to this Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by reference.

References. Any reference to this Agreement or any other document shall include such document, both as originally executed, and as it may from time to time be amended, supplemented and modified. References herein to Articles, Sections and Exhibits shall be construed as references to this Agreement unless a different document is named.

Other Terms. The term “document” is used in its broadest sense and encompasses agreements, certificates, opinions, consents, instruments and other written material of every kind. The terms “including” and “include” shall mean “including (include), without limitation.”

REPRESENTATIONS AND WARRANTIES OF BORROWER

Borrower hereby represents and warrants to Lender as of the date of this Agreement, the date of Loan Closing, each Advance Date, and each and every date during the existence of the Loan, or any portion thereof, as the context admits or requires, that:

Borrowers’ Capacity. – Borrower is a limited liability company, duly organized and existing under the laws of the State of Delaware, and is duly qualified to do business in any state in which the nature of its business requires it to be so qualified, and is lawfully empowered and possesses the capacity to enter into and carry out the provisions of this Agreement.

Validity of Loan Documents. The Loan Documents are in all respects valid and binding upon each Obligor according to their terms, subject to all Laws, including equitable principles, insolvency Laws, and other matters applying to creditors generally; provided, however, that the implementation of such Laws do not and will not affect the ultimate realization of the security afforded thereby. The execution and delivery by each Obligor of and the performance by each Obligor of all its obligations under the Loan Documents have been duly authorized by all necessary action and do not and will not:

Require any consent or approval not heretofore obtained of any other Person holding any interest in or entitled to receive any interest issued or to be issued by any Obligor or otherwise; or

Violate any provision of the Organizational Documents or any other agreements to which any Obligor is bound; or

Result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest, claim, charge, right of others, or other encumbrance of any nature (other than under the Loan Documents) upon or with respect to any property now owned or leased or hereafter acquired by any Obligor; or

Violate any order, writ, judgment, injunction, decree, determination, or award of any court or of any Governmental Agency, or violate any provision of any Laws; or

Result in a breach of or constitute a default under, cause or permit the acceleration of any obligation owed under, or require any consent under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which any Obligor is a party or by which any Obligor or any property of any Obligor is bound or affected.

No Default. No Obligor is in default under any order, writ, judgment, injunction, decree, determination, award, indenture, agreement, lease, or instrument of the type described in Section 2.2 above.

No Governmental Approvals Required. No authorization, consent, approval, order, license, exemption from, or filing, registration, or qualification with, any Governmental Agency is or will be required to authorize, or is otherwise required in connection with:

The execution, delivery and the performance by any Obligor of all or any of its obligations under the Loan Documents; or

The creation of the liens, security interests, or other charges or encumbrances described in the Loan Documents, except that filing and/or recording with Governmental Agencies may be required to perfect such liens, security interests, or other charges or encumbrances.

Tax Liability. Each Obligor has timely filed all tax returns (federal, state, and local) required to be filed and has paid all taxes shown thereon to be due and all property taxes due, including interest and penalties, if any.

Financial Statements. All Financial Statements of each Obligor and any Persons having an interest in any Obligor which have heretofore been submitted to Lender fairly present the financial positions of such Obligor and such other Persons at the respective dates of their preparation, in conformity with GAAP. Since the dates of such Financial Statements, there have been no adverse changes in the financial conditions of any Obligor or of such other Persons.

Pending Litigation. There are no actions, suits, or proceedings pending or threatened against or affecting any Obligor or the Collateral, or involving the validity or enforceability of any of the Loan Documents or the priority of the lien thereof, at Law or in equity, or before or by any Governmental Agency; and no Obligor is in default with respect to any order, writ, injunction, decree, or demand of any court or any Governmental Agency.

Violations of Law. There are no violations or notices of violations of any Laws relating to the Property or any of the Collateral.

Compliance With Zoning Ordinances and Similar Laws. The Property complies with all applicable Laws and all permits and approvals issued thereunder, affecting the Property, the sale, operation, leasing or financing of the Property and the intended occupancy, use and enjoyment of the Property, including, but not limited to, applicable subdivision Laws, licenses and permits, building codes, zoning ordinances, flood disaster, environmental protection and equal employment regulations and appropriate supervising boards of fire underwriters and similar agencies. No Mortgagor shall seek, make or consent to any change in the zoning, conditions of use, or any other applicable land use permits, approvals or regulations pertaining to the Property, or any portion thereof, which would constitute a violation of the warranties and representations herein contained, or would change the nature of the use or occupancy of the Property.

Availability of Utilities. All utility services necessary for the proper operation of the Property for its intended purposes are available at the Property.

Condition of Property. The Property is not now damaged or injured as a result of any fire, explosion, accident, flood, or other casualty, nor subject to any action in eminent domain.

Brokerage Commissions. No brokerage commissions are or will be owed by Borrower in connection with the Loan, or if there are commissions due or payable, the same will be paid by Borrower. Borrower agrees to and shall indemnify Lender from all liability, claims, or losses arising by reason of any such brokerage commissions related to any or all acts of Borrower in connection with the Loan. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability, claims or losses exists.

Environmental Impact Statement. All required environmental impact statements as required by any Governmental Agency having jurisdiction over the Property have been duly filed and approved.

Access. Each Property fronts on a publicly maintained road or street and has both legal and practical access to the same.

Subordinate Financing and Leases. Mortgagor will not, without the prior written consent of Lender, cause there to be deeds of trust, mortgages, security agreements, liens or encumbrances on the Property or any portion thereof or interest therein. Mortgagor will not, without the prior written consent of Lender, enter into a lease for all or any portion of the Property, except for Approved Leases.

Priority of Lien on Personalty. No lease, chattel mortgage, bill of sale, security agreement, financing statement, or other title retention agreement (except those executed in favor of Lender) has or will be executed by any Obligor with respect to any personal property, chattel or FF&E of such Obligor, or used in conjunction with construction, operation, or maintenance of the Property, except with respect to removable trade fixtures, inventory, and personal property of any tenant of the Property.

Air Rights. Mortgagor has not and will not transfer, assign, convey, hypothecate or encumber any of the air rights pertaining to the Property.

Compliance With Environmental Laws. Borrower will not (and will not permit any other Mortgagor to) use, store, manufacture, generate, transport to or from, or dispose of any toxic substances, hazardous materials, hazardous wastes, radioactive materials, flammable explosives, or related material on or in connection with any property or the business of Borrower or such Mortgagor on any property. Borrower will not permit (and will not permit any Mortgagor to permit) any lessee on any property to use, store, manufacture, generate, transport to or from, or dispose of any toxic substances, hazardous materials, hazardous waste, radioactive materials, flammable explosives or related material on or in connection with any property or the business on any property. (“toxic substances,” “hazardous materials,” and “hazardous waste” shall include, but not be limited to, such substances, materials and wastes which are or become regulated under applicable Laws or which are classified as hazardous or toxic under applicable Laws.)

Solvency. Each Obligor is and shall continue to be able to pay its debts as they mature and the realizable value of its Assets is, and at all times that it may have obligations hereunder shall continue to be, sufficient to satisfy any and all obligations hereunder.

Permits. Each Mortgagor possesses all licenses, approvals, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, that are necessary to own the Property and conduct business on the Property substantially as now conducted, and Mortgagor is not in material violation of any valid rights of others with respect to the foregoing.

No ERISA Plan. Borrower does not maintain a plan under the Employee Retirement Income Security Act of 1974.

Full Disclosure.– All information in the loan application, financial statements, certificates, or other documents and all information prepared and delivered by any Obligor to Lender in obtaining the Loan is correct and complete in all material respects, and there are no omissions therefrom that result in such information being incomplete, incorrect, or misleading in any material adverse respect as of the date thereof. All information in any loan application, financial statement, certificate or other document prepared and delivered to Lender on behalf of any Obligor by Persons other than such Obligor or its Affiliates, and all other information prepared and delivered to Lender on behalf of such Obligor by Persons other than such Obligor or their Affiliates in applying for the Loan is correct and complete in all material respects, and there are no omissions therefrom that result in any such information being incomplete, incorrect, or misleading in any material adverse respect as of the date thereof.

Use of Proceeds; Margin Stock. The proceeds of each Advance will be used by Borrower solely for the purposes specified in this Agreement. None of such proceeds will be used for the purpose of purchasing or carrying any “margin stock” as defined in Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221 and 207), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a “purpose credit” within the meaning of such Regulation U. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock. Neither Borrower nor any Person acting on behalf of Borrower has taken or will take any action which might cause any Loan Documents to violate Regulation U or any other regulations of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934, or any rule or regulation thereunder, in each case as now in effect or as the same may hereafter be in effect. Borrower and Borrower’s Affiliates own no “margin stock”.

Governmental Regulation. Borrower is not subject to regulation under the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act (as any of the preceding have been amended), or any other Law which regulates the incurring by Borrower of indebtedness, including but not limited to laws relating to common or contract carriers or the sale of electricity, gas, steam, water, or other public utility services.

No Condemnation.– No condemnation proceedings are pending, or threatened against the Property.

THE LOAN

The Loan. The Loan will be in an amount not exceeding the principal sum of Fourteen Million Seven Hundred Thousand and No/100 Dollars ($14,700,000.00). All payments received by Lender from, or for the account of, Borrower on the Loan shall be applied pursuant to the terms of the Note. All records of payment received by Lender shall be maintained at Lender's office, and the records of Lender shall, absent manifest error, be binding and conclusive upon Borrower. The failure of Lender to record any payment or expense shall not limit or otherwise affect the obligations of Borrower under the Note, this Agreement and/or any other Loan Documents.

Loan Closing.

The Loan will close if, and only if, on or before July 18, 2025, Borrower shall, at its sole expense, deposit or cause to be deposited with Lender, the following in form and substance satisfactory to Lender, in Lender’s sole opinion and judgment, duly executed by the party to be charged and acknowledged where required:

The Loan Fee;

The Note;

The Mortgage fully executed by each Mortgagor;

The Continuing Guaranty fully executed by each Guarantor;

The Security Agreement fully executed by each of Borrower and Guarantor;

The Title Policy or evidence of a commitment therefor. The Title Policy shall show no blanket exceptions for anything a survey would show;

If requested by Lender, the survey or surveys prepared by a licensed surveyor satisfactory to Lender, certified to the Title Company and to Lender and its successors, nominees, and assigns, and showing all easements. The survey shall be conducted in compliance with ALTA standards as applied in the applicable state where the Property is located, and shall be certified to the Title Company, Lender, and Borrower in form and content acceptable to Lender;

One or more Financing Statements;

If required by Lender, UCC search certificates showing the Financing Statements to be subject only to such prior filings as are acceptable to Lender, in its sole opinion and judgment;

True and correct copies of each Obligor’s Organizational Documents, certificate(s) of fictitious business name, and financial statements, all of which must be first reviewed and approved by Lender, its counsel, or both;

Such resolutions, trustee certificates or other authorizations as Lender shall require of Borrower, Guarantor, Mortgagor and any Person holding an interest in Borrower, Guarantor, or

Mortgagor, authorizing the Loan, the Mortgage, the Continuing Guaranty, and such other matters as Lender shall require;

The Environmental Indemnity;

The Agreement to Furnish Insurance, together with evidence that all insurance coverages required by Lender have been purchased and are in place;

The Hazard Insurance Disclosure;

The Appraisal, satisfactory in all respects to Lender, in Lender’s sole opinion and judgment;

A Phase I, and, if indicated, a Phase II environmental survey, by a qualified environmental engineer, indicating an absence of environmental concerns in regard to the Property, satisfactory in all respects to Lender, in Lender’s sole opinion and judgment;

If required by Lender, verification and approval of all permits, approvals and authorizations required to operate and use the Property;

If required by Lender, a Property inspection prepared by an inspection company approved by Lender;

Such soils and/or geology reports as Lender may require, which reports shall be satisfactory in all respects to Lender, in its sole and absolute discretion, prepared by such geologists, engineers and/or other consultants as are approved by Lender;

Borrower shall have furnished evidenced satisfactory to Lender that the line of credit extended by Wells Fargo Bank, National Association, to MDR Lancer, LLC, a limited liability company, MDR Greenbrier, LLC, a Delaware limited liability company, and Mortgagor (Illinois), evidenced by, inter alia, that certain Credit Agreement dated June 10, 2022, as amended, and secured by a mortgage lien against the Property (Illinois), has been paid in full and terminated, and that the mortgage lien against the Property (Illinois), and any and all other liens granted by any Obligor hereunder securing same has been or will as of Loan Closing be released;

SNDAs from (i) Citibank, N.A., with respect to the Property (Illinois), and (ii) United Rentals Realty, LLC, a Delaware limited liability company, with respect to the Property (Alabama);

If required by Lender, an opinion of independent counsel to Obligor acceptable to Lender and its counsel opining to, among other things, each Obligor being a validly organized and existing business entity in good standing with full power and authority to carry on its business as now being conducted, each Obligor’s execution and authority to execute the Loan Documents, that the assignments, if any, are valid and enforceable in accordance with their terms against the parties thereto (subject to creditor’s rights and equitable principles limitations), the absence of any agreement, covenant, judgment, order, restriction, or contract that would prohibit the Loan or the granting of the Mortgage or Security Agreement, or which would require consent be given to Borrower for the application for the Loan or for Obligor’s granting of the Mortgage or Security Agreement (as applicable), which consent has not been obtained, and further opining as to any additional matters required by Lender’s counsel; and

Such additional assignments, agreements, certificates, reports, approvals, instruments, documents, financing statements, consents, and opinions as Lender may request, including,

but not limited to any zoning variances, conditional use permits, development agreements or other land use requirements Mortgagor shall be required to obtain in connection with the construction and/or operation of the Property and any and all subordination agreements and tenant estoppel certificates as Lender, in its sole discretion, shall require Borrower to obtain from tenants of the Property.

Loan Purpose. The Loan Proceeds shall be used by Borrower solely for (i) paying, at Loan Closing, the Loan Fee and all other Loan Closing Costs, (ii) financing, in part, Borrower’s acquisition of the Property (Florida), and (iii) paying, at or after Loan Closing, such fees, costs and other amounts as Lender shall, in Lender’s sole and absolute discretion, approve in writing, but only to the extent of the Loan Proceeds. Borrower shall be responsible for paying any of the foregoing from its own funds in the event the Loan Proceeds are insufficient to do so. The Loan Fee shall be deemed fully earned and non-refundable when paid, whether or not any Loan Proceeds are disbursed at any time.

Loan Term. The term of the Loan will commence on the date of Loan Closing and the Loan will mature upon the Maturity Date, subject to acceleration or adjustment as provided in this Agreement and the other Loan Documents.

Interest Rate. The interest rate will be as set forth in the Note.

Repayment. In addition to other provisions set forth herein, repayment of the Loan will be required as follows:

Interest and principal payments under the Loan shall be due and payable to Lender pursuant to the provisions of the Note.

Borrower hereby authorizes Lender, if and to the extent any payment of principal or interest or sum otherwise due hereunder is not timely made pursuant to this Agreement, the Note, or any other Loan Documents, and to the extent of any obligation of Borrower to Lender under this Agreement or any other agreement, to charge against any account of Borrower with Lender an amount equal to the principal and accrued interest from time to time due and payable to Lender under the Note or otherwise; provided, however, that the foregoing shall not limit in any way Borrower’s obligation to pay such amounts as and when due.

All payments hereunder, under the Note, and/or other Loan Documents shall be made by Borrower without any offset or deduction for or on account of any present or future taxes, imposts or duties, of whatever nature, imposed or levied by or on behalf of any Governmental Agency. If at any time, whether by reason of any present or future Law or other requirement, Borrower shall be compelled by such Law or other requirement to deduct or withhold such taxes, imposts or duties, Borrower shall pay such additional amounts to Lender as may be necessary such that every net payment under this Agreement and the Note on which Borrower is obligated, after such deduction or withholding, will not be less than the amount required hereunder or thereunder.

Whenever any payment to be made under this Agreement, the Note and/or any other Loan Documents, shall be due on a day other than a Business Day of Lender, such payment may be made on the next succeeding Business Day, and such extension of time shall in such cases be included in the computation of payment of interest hereunder and under the Note.

Deposit Account. Borrower hereby grants, assigns, pledges and hypothecates to Lender all of Borrower’s right, title and interest in and to all deposit accounts maintained by Borrower with Lender, as security for each and all of the obligations of Borrower to Lender under the Loan Documents.

No Automatic Set-Off. The existence of any sum or sums being on deposit with Lender shall in no way constitute a set-off against or be deemed to compensate the obligations of the Loan or any payment or performance due under the Loan Documents or this Agreement, unless and until Lender, by affirmative action, shall so apply said accounts or any portion thereof, and then only to the extent thereof as so designated by Lender.

Reliance by Lender and Acquittance. Lender may conclusively assume that the statements, facts, information, and representations contained herein and/or in any affidavits, orders, receipts, or other written instrument(s) that are filed with Lender or exhibited to it, are true and correct, and Lender may rely thereon without any investigation or inquiry, and any payment made by Lender in reliance thereon shall be a complete release in its favor for all sums so paid.

Security. In addition to any other security interests granted to Lender by Borrower, the Loan shall be secured by the following, in each case subject only to the respective Permitted Encumbrances:

A first priority lien upon the Property and other assets and rights as evidenced by the Mortgage;

The Security Agreement; and

A first priority perfected security interest in all existing and future tangible and intangible personal property and/or fixtures owned by Borrower and/or any Mortgagor, including, but not limited to, the FF&E, as evidenced by the Mortgage.

Release of Mortgage (Florida). Borrower intends to refinance the Property (Florida) with a third party lender. Lender shall permit Borrower to do so, subject to Borrower satisfying each and every one of the following terms and conditions:

No Event of Default (or event which, with the giving of notice or the passage of time, or both, would become an Event of Default) shall exist under this Agreement, the Note, the Mortgage, the Security Agreement, or any of the other Loan Documents;

Lender shall have actually received payment in an amount equal to the greater of (i) Seven Million Three Hundred Fifty Thousand and No/100 Dollars ($7,350,000.00), or (ii) or the Net Refinance Proceeds from Borrower’s refinance of the Property (Florida). For purposes hereof, “Net Refinance Proceeds” shall mean the principal amount of the loan being obtained by Borrower to refinance the Property (Florida), less only such commissions, loan fees, and closing costs as are set forth in a settlement statement approved by Lender in writing, in its sole discretion. All funds received by Lender pursuant to this Section 3.11.2 shall be applied to reduce the outstanding principal balance on the Loan; and

Borrower shall have provided to Lender a fully executed copy of the DST Agreement (Short Form), with any changes to the form and content reflected in Exhibit “B” attached hereto being approved by Lender in writing, such approval not to be unreasonably withheld, conditioned or delayed.

Upon satisfaction of the foregoing terms and conditions by Borrower, and upon written request of Borrower, Lender shall release the Mortgage (Florida) from the Property (Florida). No release of Borrower shall occur as a result thereof, and Borrower shall remain obligated for repayment of the Loan under this Agreement and the other Loan Documents in accordance with their respective terms. In addition, the release of the Mortgage (Florida) shall not impair or otherwise affect Lender’s rights and remedies with respect to any other Collateral for the Loan, nor the obligations of any other Obligor to

Lender in respect of the Loan, all of which shall continue in full force and effect in in accordance with the Loan Documents, notwithstanding the release of the Mortgage (Florida) from the Property (Florida).

BORROWER’S COVENANTS

Insurance. Borrower shall obtain (and cause each Mortgagor obtain) and at all times maintain (and cause each Mortgagor to maintain) hazard and liability insurance in amount, form and issued by a company or companies satisfactory to Lender, as required under the Mortgage and/or the Agreement to Furnish Insurance.

Right of Entry. Lender and Lender’s employees or agents shall have the right at all times to enter upon the Property for whatever purpose Lender deems appropriate, including, without limitation, inspection of the premises and the posting of such notices and other written or printed material thereon as Lender may deem appropriate or desirable.

Payment of Taxes and Other Debt. Each Obligor shall pay, or cause to be paid, and discharge, or cause to be discharged, (a) before delinquency all taxes, assessments, and governmental charges or levies imposed upon it, upon its income or profits, or upon any property belonging to it (including, without limitation, the Property); (b) when due all lawful claims (including, without limitation, claims for labor, materials, and supplies), which, if unpaid, might become a lien, charge or encumbrance upon any of its assets or property (including, without limitation, the Property); and (c) all its other obligations and indebtedness when due.

Comply With Applicable Laws. Mortgagor shall comply with all applicable restrictive covenants, zoning and subdivision ordinances and building codes, all health and environmental Laws and all other applicable Laws, directions, orders and notices of violations issued by any Governmental Agency relating to or affecting the premises or the business or activity being conducted thereon whether by Mortgagor or by any occupant thereof, including, without limitation, any and all Laws relating to hazardous or toxic waste or waste products or hazardous substances. Further, Borrower shall indemnify and hold Lender harmless from the failure by Mortgagor to comply with such Laws to the full extent provided for herein.

Maintenance of Properties and Preserve Existence. Each Obligor shall maintain and preserve, or cause to be maintained and preserved, all of its properties, necessary or useful in the proper conduct of its business, including such as may be under lease, in good working order and condition, ordinary wear and tear excepted. Each Obligor shall, for so long as such Obligor remains obligated on the Loan, do all things necessary to preserve and keep in full force and effect such Obligor’s organizational status, and will comply with all Laws, orders and decrees of any Governmental Agency or court applicable to such Obligor or to the Property.

Books and Records; Audit and Examination. Borrower shall keep and maintain all books and records in original form, as shall be required and as shall otherwise be appropriate, in Lender’s opinion and judgment, pertaining to the performance by Borrower of its covenants and other obligations hereunder, and otherwise pertaining to its operations and activities. Lender shall have the right, at any time, acting by and through its employees or agents, to examine the books, records, and accounting data of Borrower, and to make extracts therefrom or copies thereof. Borrower shall promptly (but in no event later than one (1) Business Day after the request) make such books, records, and accounting data available to Lender, as stated above, upon written request, and upon like request shall promptly advise Lender, in writing, of the location of such books, records, and accounting data.

Reporting Requirements. So long as Borrower shall have any obligation to Lender under this Agreement and/or the other Loan Documents, Borrower shall prepare, or cause to be prepared, and deliver, or cause to be delivered, to Lender the following:

As soon as practicable and in any event within five (5) days after Borrower knows or should reasonably have known, of the commencement of any legal action against an Obligor, a report of the commencement of such action containing a statement signed by Borrower setting forth details of such legal action and any action Borrower or such Obligor proposes to take with respect thereto;

Within five (5) days of the occurrence of any Event of Default or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, a report regarding such Event of Default or event setting forth details and describing any action which Borrower proposes to take with respect thereto, signed by Borrower;

Any change in the name of any Obligor or use of any trade names or trade styles not presently used;

Promptly upon receipt thereof, one (1) copy of any other report submitted to Obligor by independent accountants in connection with any annual, interim or special audit made by them of the books of Obligor, if any;

Within five (5) days of (i) any contact from any Governmental Agency concerning any environmental protection Laws, including, but not limited to, any notice of any proceeding or inquiry with respect to the presence of any hazardous waste, toxic substances or hazardous materials on the Property or the migration thereof from or to other property, (ii) any and all claims made or threatened by any third Person against or relating to the Property concerning any loss or injury resulting from toxic substances, hazardous waste, or hazardous materials, or (iii) Mortgagor’s discovery of any occurrence or condition on any property adjoining or in the vicinity of the Property that could cause the Property, or any part thereof, to be subject to any restrictions on the ownership, occupancy, transferability, or loss of the Property under any Law, Borrower shall deliver to Lender a report regarding such contact and setting forth in detail and describing any action which Borrower or such Mortgagor proposes to take with respect thereto, signed by Borrower and such Mortgagor;

Within five (5) Business Days of becoming aware of any developments or other information which may materially and adversely affect the Property, or Obligor’s business, prospects, profits or condition (financial or otherwise) or Borrower’s ability to perform this Agreement or the other Loan Documents, telephonic or written notice (delivered via facsimile) specifying the nature of such development or information and such anticipated effect, which shall be promptly confirmed in writing; and

Such other information respecting the Property, business, or the condition or operations, financial or otherwise, of any Obligor as Lender may from time to time request.

Liens. No Mortgagor shall create, incur, assume or suffer to exist any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance (including the lien or retained security title of a conditional vendor) of any nature upon or with respect to the Property, or assign or otherwise convey any right to receive income, as provided in Section 4.9, except that the foregoing restrictions shall not apply to mortgages, deeds of trust, pledges, liens, security interests or other charges or encumbrances, including the Mortgage, covering the Property created by or pursuant to or permitted by this Agreement, or taxes, assessments or governmental charges or levies on property of any Mortgagor, if the same shall not at the time be delinquent.

No Transfer or Further Encumbrance. No Mortgagor shall, without the prior written consent of Lender:

Create, incur, assume, permit or suffer to exist, any mortgage, deed of trust, pledge, lien, hypothecation, charge (fixed or floating), security interest or other encumbrance whatsoever on the Property or any interest therein, except the Permitted Encumbrances;

Transfer the Property, or any interest therein;

Become a party to any transaction whereby the Property or any portion thereof, or all or any substantial part of the properties, assets or undertakings of such Mortgagor (whether legally or beneficially owned by such Mortgagor), would become the property of any other Person, whether by way of transfer, sale, conveyance, lease, sale and leaseback, or otherwise.

Change the use of the Property;

Enter into a lease for all or any portion of the Property or permit the same to occur or suffer to exist any of the foregoing, except for Approved Leases;

Transfer, convey, hypothecate, or sell any direct or indirect membership or other interest (however characterized) in Mortgagor; or

Change the members, managers, and/or officers of the Mortgagor.

Protection of Liens. Borrower shall maintain, and cause each Mortgagor to maintain, the lien of the Mortgage as a first priority lien on the Property and take all actions, and execute and deliver to Lender all documents required by Lender from time to time in connection therewith.

Title Insurance Endorsements. Borrower shall deliver to Lender, at Borrower’s sole expense and in form and content required by Lender from time to time, such endorsements to the Title Policy as Lender shall request.

Organization Restrictions. Borrower will not consolidate or merge with any corporation, any limited partnership, any limited liability company, or any other Person.

Name, Fiscal Year, Accounting Method, and Lines of Business. Borrower will not change its name, Fiscal Year, or method of accounting. Borrower will not directly or indirectly engage in any business other than the business in which Borrower is engaged on the date of this Agreement, discontinue any existing lines of business that are material to the business or operations of Borrower, or substantially alter its method of doing business.

Loans. Borrower will not directly or indirectly (a) make any loan or advance to any other Person other than advances made in the ordinary course of Borrower’s business; (b) purchase or otherwise acquire any capital stock or any securities of any other Person, any limited liability company interest or partnership interest in any other Person, or any warrants or other options or rights to acquire any capital stock or securities of any other Person or any limited liability company interest or partnership interest in any other Person; (c) make any capital contribution to any other Person; (d) otherwise invest in or acquire any interest in any other Person or establish any subsidiaries, (e) guarantee or otherwise become obligated in respect of any indebtedness of any other Person, or (f) subordinate any claim against or obligation of any other Person to Borrower to any other indebtedness of such Person.

Indebtedness. Except trade obligations and normal accruals in the ordinary course of business not yet due and payable, Borrower shall not assume, create, incur, or permit to exist any obligations or indebtedness in favor of any Person without Lender’s prior written consent, which may be withheld in Lender’s sole and absolute discretion. Borrower shall not assume, create, incur, or permit to exist any contingent liabilities, including, without limitation, contingent reimbursement obligations under letters of credit without Lender’s prior written consent, which may be withheld in Lender’s sole and absolute discretion.

Acquisition of Assets. Borrower shall not acquire by purchase, lease or otherwise all or substantially all the assets of any other Person.

Distributions. Borrower shall not make, declare or permit any dividend or distribution to any shareholder and/or member or other direct or indirect beneficial owner of Borrower at any time that an Event of Default (or event that with the giving of notice or passage of time, or both, would constitute an Event of Default) has occurred and is continuing or if any such distribution would cause or contribute to an Event of Default (or event that with the giving of notice or passage of time, or both, would constitute an Event of Default).

Transactions With Affiliates. Borrower will not enter into, or cause, suffer or permit to exist, any arrangement or contract with any of its Affiliates, including, without limitation, any management contract, unless such transaction is on terms that are no less favorable to Borrower than those that could have been obtained in a comparable transaction on an arms’ length basis from a Person that is not an Affiliate.

Terrorism and Anti-Money Laundering. Borrower warrants and agrees as follows:

As of the date hereof and throughout the term of the Loan: (i) Borrower; (ii) any Person controlling or controlled by Borrower; (iii) if Borrower is a privately held entity, any Person having a beneficial interest in Borrower; or (iv) any Person for whom Borrower is acting as agent or nominee in connection with this transaction, is not an OFAC Prohibited Person.

To comply with applicable U.S. Anti-Money Laundering Laws and regulations, all payments by Borrower to Lender or from Lender to Borrower will only be made in Borrower’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or a bank that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time to time.

To provide Lender at any time and from time to time during the term of the Loan with such information as Lender determines to be necessary or appropriate to comply with the Anti-Money Laundering Laws and regulations of any applicable jurisdiction, or to respond to requests for information concerning the identity of Borrower, any Person controlling or controlled by Borrower or any Person having a beneficial interest in Borrower, from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures, or to update such information.

The representations and warranties set forth in this Section 4.19 shall be deemed repeated and reaffirmed by Borrower as of each date that Borrower makes a payment to Lender under the Note, this Agreement and the other Loan Documents or receives any payment from Lender. Borrower agrees promptly to notify Lender in writing should Borrower become aware of any change in the information set forth in these representations.

Approved Leases; SNDAs.

Borrower and/or Mortgagor shall only enter into Approved Leases for the Property (this restriction shall apply to all leases for the Property entered into by Borrower, including, without limitation, all new and renewal leases and any modifications to such leases).

Borrower shall, within thirty (30) days of execution by Borrower and/or Mortgagor of any new or renewal lease, or any extensions or modifications of any lease, with respect to the Property, (i) provide Lender with a true, correct and complete copy of such lease, modification or extension, as applicable, as signed by all parties, and (ii) upon Lender’s request, provide Lender with a subordination, nondisturbance, and attornment agreement and/or a tenant estoppels from such tenants under new leases as Lender shall require, all in form and content satisfactory to Lender.

Additional Required Payments. In addition to any other payments required to be made by Borrower under the Note or otherwise under the Loan Documents, Borrower shall pay (or cause to be paid) to Lender the following:

Prior to the date of the release of the Property (Florida) in accordance with Section 3.11, above, Borrower shall pay to Lender, within thirty (30) days of each calendar month end, an amount equal to the Cash Flow from the Property (Florida) for the preceding calendar month. For purposes hereof, “Cash Flow” shall mean the gross income generated by the Property (Florida) for the period measured, minus the operating expenses of the Property (Florida) for the period measured, as determined in accordance with GAAP, and also minus any distributions made to the shareholders of the REIT during such period.

Subsequent to the date of the release of the Property (Florida) in accordance with Section 3.11, above, Borrower shall pay to Lender, within thirty (30) days of each calendar month end, a sum equal to any and all distributions and/or payments received by Borrower in respect of its Class 2 Beneficial Interests in the DST (or any other beneficial interests of Borrower in the DST, however characterized), minus any sums required to pay income taxes on the amounts received by Borrower from DST, and minus any distributions made to the members of Borrower therefrom.

Borrower shall pay (or cause to be paid) to Lender all proceeds from sales of Class 1 Beneficial Interests and/or equivalent beneficial interests (however characterized) in the DST within 30 days of receipt by the DST, minus any sums required to pay income taxes on the amounts received by DST from such sales, and minus any distributions made to the members of DST therefrom.

All payments made by Borrower or DST and actually received by Lender pursuant to this Section 4.21 shall be applied by Lender to the unpaid principal balance of the Loan.

Depository Relationship. Borrower recognizes that the establishment and maintenance of a primary depository relationship with Lender by each Mortgagor for the Property throughout the term of the Loan is an important factor and a material inducement to Lender in establishing the terms and conditions of the Loan. Accordingly, no later than ninety (90) days following the date of Loan Closing and throughout the term of the Loan (including any renewals or extensions thereof), Borrower shall maintain with Lender, and cause each Mortgagor to maintain with Lender, the respective (i) primary depository account(s) as related to the Collateral, including Operating Account(s). As used herein, “Operating Account(s)” shall mean bank accounts that facilitate, as applicable, the collection of rents or sales, holding of reserves and the payment of expenses and loan payments.

Non-Compliance Fee. Borrower’s failure to timely comply with any Lender request for information and/or documentation pursuant to any provision in the Loan Documents (each a “Non-

Compliance Event”) shall be subject to a $250.00 fee (“Non-Compliance Fee”) for each occurrence. Lender may assess, and Borrower shall pay upon such assessment, the Non-Compliance Fee(s) upon the occurrence of each Non-Compliance Event and again at the end of each subsequent 30-day period until such time as the required information and/or document(s) are delivered to Lender in form and substance acceptable to Lender in its sole discretion. Failure to pay any assessed Non-Compliance Fee shall also constitute an Event of Default. Borrower agrees that Non-Compliance Fees constitute reasonable compensation for the time and costs anticipated to be incurred by Lender to address Non-Compliance Events, and neither the assessment nor payment of any Non-Compliance Fee(s) shall prevent Lender from declaring any uncured Non-Compliance Event to be an Event of Default or from exercising any of its other rights or remedies under this Agreement or applicable law. For the avoidance of doubt, where the information and/or documentation is to be provided by other, non-affiliated persons or entities, Borrower’s failure to cause such person or entity to provide the information and/or documentation shall be a Non-Compliance Event so long as it is reasonably possible, in Lender’s sole judgment, for Borrower to effectuate compliance.

Borrower’s Class 2 Beneficial Interests in DST. Within sixty (60) days of the release of the Mortgage (Florida) from the Property (Florida) pursuant to Section 3.11, above, Borrower shall furnish a fully executed copy of the DST Agreement (Long Form) to Lender, with any changes to the form and content reflected in Exhibit “C” attached hereto being approved by Lender in writing (such approval not to be unreasonably withheld, conditioned or delayed), together with such other evidence satisfactory to Lender that Borrower is the owner and holder of Class 2 Beneficial Interests in the DST in an amount acceptable to Lender, in its sole discretion.

DST Agreements.

Borrower shall provide Lender with a fully executed copy of each DST Agreement, and any amendments, restatements, and/or substitutions therefor, promptly following execution of same.

Borrower shall not agree to or permit any changes to the terms of any DST Agreement affecting the rights, privileges and/or benefits of the Class 1 Beneficial Owners and/or Class 2 Beneficial Owners thereunder in any material respect without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

Borrower shall not consent to or permit the termination of the DST Agreement.

EVENTS OF DEFAULT

An “Event of Default” shall be deemed to have occurred hereunder if:

Default Under Loan Documents. Each of the following shall constitute an Event of Default under the Loan Documents:

Borrower shall fail to pay principal or interest, or both, when due under the terms of the Note, or any other amount owing under this Agreement, or any Obligor shall fail to pay any sum under the other Loan Documents when due; or

Any Obligor shall fail to perform or observe any term, covenant or agreement contained in this Agreement or in any of the other Loan Documents; or

Breach of Warranty. Any representations or warranties made or agreed to be made in any of the Loan Documents or this Agreement shall be breached in any respect or shall prove to be false or misleading in any respect when made; or

Action Against Obligor. Any suit shall be filed against any Obligor, which, if adversely determined, could substantially impair the ability of such Obligor to perform any or all of its or their respective obligations under and by virtue of this Agreement or any of the other Loan Documents; or

Levy Upon Property. A levy be made on the Property or any other Collateral under any process or any lien creditor commences suit to enforce a judgment lien against the Property or any Collateral, and such levy or action shall not be bonded against by sureties deemed by Lender to be sufficient in its sole opinion and judgment; or

Filing of Liens Against the Property. Any lien for labor, material, taxes or otherwise shall be filed against the Property and such lien shall not be either satisfied or bonded over within thirty (30) days of such filing in the full amount, to Lender’s satisfaction; or

Cross-Default; Other Obligations. Any Obligor commits a breach or default in the payment or performance of any other obligation of such Obligor, or breaches any warranty or representation of such Obligor, under the provisions of any other instrument, agreement, guaranty, or document evidencing, supporting, or securing any other loan or credit extended by Lender, or by any affiliate of Lender, to such Obligor to any Affiliate of such Obligor, including, but not limited to, any and all term loans, revolving credits, or flooring lines of credit extended from time to time to any Obligor (or any Person signing the Loan Documents on behalf of Obligor), or any other Person with which Obligor is affiliated and is conducting business on the Property; or

Transfer of Property. Any Mortgagor shall voluntarily or by operation of Law, sell, transfer, convey, lease, or encumber the Property, or any interest therein (except as otherwise permitted under the Mortgage or this Agreement), or shall contract for such sale, transfer, conveyance, or encumbrance without the prior written consent of Lender, which consent Lender may either give or withhold in its sole and absolute opinion and judgment; or

Insolvency. (i) Any Obligor shall fail to pay its debts as they become due, or shall make an assignment for the benefit of its creditors, or shall admit, in writing, its inability to pay its debts as they become due, or (ii) any Obligor shall file a petition under any chapter of the United States Bankruptcy Code or any similar Law, now or hereafter existing, or shall become “insolvent” as that term is generally defined under the United States Bankruptcy Code, or shall in any involuntary bankruptcy case commenced against it file an answer admitting insolvency or inability to pay its debts as they become due, or shall fail to obtain a dismissal of such case within thirty (30) calendar days after its commencement or shall convert the case from one chapter of the United States Bankruptcy Code to another chapter, or be the subject of an order for relief in such bankruptcy case, or be adjudged a bankrupt or insolvent, or shall have a custodian, trustee, or receiver appointed for, or have any court take jurisdiction of, its property, or any part thereof, in any voluntary or involuntary proceeding, including, but not limited to, those for the purpose of reorganization, arrangement, dissolution, or liquidation, and such custodian, trustee, or receiver shall not be discharged, or such jurisdiction shall not be relinquished, vacated, or stayed within thirty (30) calendar days after the appointment; or

Entity Status. Without Lender’s prior written consent, any Obligor shall be liquidated, dissolved, or fail to maintain its status as a going concern or there shall be a change in the makeup of such Obligor; or

Execution Levy. Execution shall have been levied against the Property or any lien creditor(s) commence(s) suit to enforce a judgment lien against the Property and such action or suit shall not have been bonded over and shall continue unstayed and in effect for a period of more than thirty (30) calendar days; or

Attachment. Any proceeding shall be brought the object of which is that any part of Lender’s commitment to make the Loan hereunder shall at any time be subject or liable to attachment or levy during the course of the suit of any creditor of any Obligor; or

Eminent Domain. Any Property shall be the subject of an eminent domain proceeding or a taking adverse to the interest of Lender; or

Destruction. Any Property is damaged or destroyed by fire or other casualty and the loss shall prove to be inadequately covered by insurance actually collected or in the process of collection; or

Misrepresentation and/or Non-Disclosure. Obligor has made certain statements and disclosures in order to induce Lender to make the Loan and enter into this Agreement, and, in the event any Obligor has made material misrepresentations or failed to disclose any material fact, Lender may treat such misrepresentation or omission as a breach of this Agreement. Such action shall not affect any remedies Lender may have for such misrepresentation or non-disclosure, as such, or under its Mortgage for such misrepresentation or concealment; or

Financial Condition. There shall be any material adverse changes in any Obligor’s financial condition or Lender believes the prospect of payment or performance of the Loan is impaired; or

Default Under Guaranty. Any Guarantor fails to perform any term, condition or agreement contained in the Continuing Guaranty or revokes or notifies Lender of an intention to revoke the Continuing Guaranty.

REMEDIES

Cease Payment and/or Accelerate. Upon, or at any time after, the occurrence of an Event of Default or upon the occurrence of a default in any other obligation or obligations of any Obligor to Lender, all Loan Proceeds disbursed or advanced by Lender and all accrued and unpaid interest thereon shall, at the option of Lender, become immediately due and payable, and Lender shall be released from any and all obligations to Borrower under the terms of this Agreement.

Collateral. Upon, or at any time after, the occurrence of an Event of Default, Lender may, at its option, without notice to any Obligor or any Affiliate of any Obligor, or without regard to the adequacy of the Collateral for the payment of the Loan, appoint one or more receivers of the Collateral, and Borrower hereby irrevocably consents to such appointment, with such receivers having all the usual powers and duties of receivers in similar cases, including the full power to maintain, sell, dispose and otherwise operate the Collateral upon such terms that may be approved by a court of competent jurisdiction.

Enforcement of Rights. Upon, or at any time after, the occurrence of an Event of Default, Lender may enforce any and all rights and remedies under the Loan Documents, the Mortgage and all other documents delivered in connection therewith and against any or all Collateral and may pursue all rights and remedies available at Law or in equity.

Rights and Remedies Non-Exclusive. In addition to the specific rights and remedies hereinabove mentioned, Lender shall have the right to avail itself of any other rights or remedies to which it may be entitled under any then existing Laws including, but not limited to, the right to realize upon any or all of its security, and to do so in any order. Furthermore, the rights and remedies set forth above are not exclusive, and Lender may avail itself of any individual right or remedy set forth in this Agreement, or available under such Laws, without utilizing any other right or remedy.

GENERAL CONDITIONS AND MISCELLANEOUS

Nonliability of Lender. Borrower acknowledges and agrees that by accepting or approving anything required to be observed, performed, fulfilled, or given to Lender pursuant to the Loan Documents, including any certificate, statement of profit and loss, or other Financial Statement, survey, appraisal or insurance policy, Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation to anyone with respect thereto by Lender.

No Third Parties Benefitted. This Agreement is made for the purpose of defining and setting forth certain obligations, rights, and duties of Borrower and Lender in connection with the Loan and shall be deemed a supplement to the Note and the Loan Documents, and shall not be construed as a modification of the Note or the Loan Documents, except as provided herein. This Agreement is made for the sole protection of Borrower and Lender, and Lender’s successors and assigns. No other Person shall have any rights of any nature hereunder or by reason hereof or the right to rely hereon. In the event of a conflict between this Agreement and the Note, the provisions of the Note shall control. In the event of a conflict between this Agreement and the Mortgage, this Agreement shall control.

Indemnity by Borrower. Borrower hereby indemnifies and agrees to hold Lender and its directors, officers, agents, attorneys, and employees (individually and collectively, the “Indemnitee(s)”) harmless from and against:

Any and all claims, demands, actions, or causes of action that are asserted against any Indemnitee by any Person if the claim, demand, action, or cause of action, directly or indirectly, relates to a claim, demand, action, or cause of action that the Person has or asserts against any Obligor;

Any and all claims, demands, actions, or causes of action that are asserted against any Indemnitee by any Person which arise from or relate to any mechanics’ lien or related proceeding relating to the Property or any other actual or alleged failure to pay or perform in connection with the Property; and

Any and all liabilities, losses, costs, or expenses (including court costs and attorneys’ fees) that any Indemnitee suffers or incurs as a result of the assertion of any claim, demand, action, cause of action, mechanics’ lien or other matter specified in this Section 7.3.

Change in Laws. In the event of the enactment, after the date of this Agreement, of any Laws: (a) deducting from the value of property for the purpose of taxation any lien or security interest thereon; (b) imposing upon Lender the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Borrower; (c) changing in any way the Laws relating to the taxation of deeds of trust or mortgages or security agreements, or debts secured by deeds of trust or mortgages or security agreements, or the interest of the mortgagee or secured party in the property covered thereby; or (d) changing the manner of collection of such taxes; then, to the extent any of the foregoing may affect the Mortgage or the indebtedness secured thereby or Lender, then, and in any such event, Borrower, upon demand by Lender, shall pay such taxes, assessments, charges, or liens, or reimburse Lender therefor. If Borrower shall be prohibited from paying such tax or from reimbursing Lender for the amount thereof,

Borrower shall execute a modification to the Loan Documents and the Note, which modification shall increase the interest rate payable pursuant to the Note so as to permit Lender to maintain its yield as if such tax had not been imposed. If Borrower shall be prohibited from executing the above-referenced modifications, Lender may, in Lender’s sole discretion, declare the principal of all amounts disbursed and owing under the Note, this Agreement, and the other Loan Documents (including all obligations secured by the Loan Documents) and all other indebtedness of Borrower to Lender, together with interest thereon, to be forthwith due and payable, regardless of any other specified maturity or due date.

Power of Attorney. Borrower does hereby irrevocably appoint, designate, empower, and authorize Lender, as Borrower’s agent, under power of attorney, coupled with an interest, to sign and file for record any financing statements, notices of completion, notices of cessation of labor, or any other notice or written document that it may deem necessary to file or record to protect Lender’s interests.

Nonresponsibility. Lender shall in no way be liable for any acts or omissions of any Obligor or their agents or employees.

Time is of the Essence. Time is of the essence of this Agreement and of each and every provision hereof. The waiver by Lender of any breach or breaches hereof shall not be deemed, nor shall the same constitute, a waiver of any subsequent breach or breaches.

Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign its rights hereunder or any interest herein without the prior written consent of Lender. Lender shall have the right to assign its rights under this Agreement and to grant participations in the Loan to others, but all waivers or abridgements of Borrower’s obligations that may be granted from time to time by Lender shall be binding upon such assignees or participants, but any such waivers or agreements, to be effective, must be in writing and signed by Lender. Borrower shall, promptly upon demand, provide Lender or any such purchaser or participant, one or more written statements confirming Borrower’s indebtedness to Lender and all obligations in connection with the Loan, including the existence of any default thereunder.

Execution in Counterparts. This Agreement and any other Loan Documents, except the Note, may be executed in any number of counterparts, and any party hereto or thereto may execute any counterpart, each of which, when executed and delivered, will be deemed to be an original, and all of which counterparts of this Agreement or any other Loan Document, as the case may be, taken together will be deemed to be but one and the same instrument. The execution of this Agreement or any other Loan Document by any party or parties hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto.

Integration; Amendments; Consents. This Agreement, together with the documents referred to herein constitutes the entire agreement of the parties touching upon the subject matter hereof, and supersedes any prior negotiations or agreements on such subject matter. No amendment, modification, or supplement of any provision of this Agreement or any of the other Loan Documents shall be effective unless in writing, signed by Lender and Borrower; and no waiver of any of Borrower’s obligations under this Agreement or any Obligor’s obligations under any of the other Loan Documents or consent to any departure by Borrower or such Obligor therefrom shall be effective unless in writing, signed by Lender, and then only in the specific instance and for the specific purpose given.

Neutral Interpretation. This Agreement is the product of the negotiations between the parties, and in the interpretation and/or enforcement hereof is not to be interpreted more strongly in favor of one party or the other.

Costs, Expenses, and Taxes. Borrower shall pay to Lender, on demand:

All attorneys’ fees and expenses incurred by Lender in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement and any other Loan Document and any matter related thereto, including, but not limited to, the appraisal of the Property;

The costs and expenses of Lender in connection with the enforcement of this Agreement and any other Loan Document and any matter related thereto, including the fees and out-of-pocket expenses of any legal counsel, independent public accountants, and other outside experts retained by Lender and including all costs and expenses of enforcing any judgment or prosecuting any appeal of any judgment, order or award arising out of or in any way related to the Loan, this Agreement, or the Loan Documents; and

All costs, expenses, fees, premiums, and other charges relating to or arising from the Loan Documents or any transactions contemplated thereby or the compliance with any of the terms and conditions thereof, including, but not limited to, stamp taxes, documentary transfer taxes, and any other taxes arising or resulting from the recording of the Mortgage or filing of any Financing Statements, all recording fees, filing fees, credit report fees, release or reconveyance fees, title insurance premiums, and the cost of realty tax service for the term of the Loan.

Except as otherwise provided in the Environmental Indemnity, all sums paid or expended by Lender under the terms of this Agreement shall be considered to be, and shall be, a part of the Loan. All such sums, together with all amounts to be paid by Borrower pursuant to this Agreement, shall bear interest from the date of expenditure at the rate provided in the Note, shall be secured by the Loan Documents, and shall be immediately due and payable by Borrower upon demand.

Survival of Representations and Warranties. All representations and warranties of Obligor contained herein or in any and all other Loan Documents shall survive the making of the Loan and the execution and delivery of the Note, and are material and have been or will be relied upon by Lender, notwithstanding any investigation made by Lender or on behalf of Lender. For the purpose of this Agreement, all statements contained in any certificate, agreement, financial statement, appraisal or other writing delivered by or on behalf of any Obligor pursuant hereto or to any other Loan Document or in connection with the transactions contemplated hereby or thereby shall be deemed to be representations and warranties of such Obligor contained herein or in the other Loan Documents, as the case may be.

Notices. Except as provided in the Mortgage, all notices, requests, demands, directions, and other communications provided for hereunder and under any other Loan Document (a “Notice”) must be in writing and must be delivered by hand or overnight courier service, or mailed by certified mail to the appropriate party at its respective address set forth below or, as to any party, at any other address as may be designated by it in a written notice sent to the other parties in accordance with this Section 7.14. If any notice is given by certified mail, it will be effective on the date of delivery with signature required; if given by overnight courier, then on the succeeding Business Day with confirmation of delivery; or if given by hand, when delivered.

Further Assurances. Borrower shall, at its sole expense and without expense to Lender, do, execute, and deliver (and cause each Obligor to do, execute and deliver) such further acts and documents as Lender from time to time may reasonably require for the purpose of assuring and confirming unto Lender the rights hereby created or intended, now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document, or for assuring the validity of any security interest.

Governing Law. The Loan shall be deemed to have been made in California, and the Loan Documents shall be governed by and construed and enforced in accordance with the Laws of the State of

California. If there is a lawsuit, Borrower agrees upon Lender’s request to submit to the jurisdiction of the courts, state or federal, of Los Angeles County, California.

Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid shall be inoperative, unenforceable, or invalid without affecting the remaining provisions, and to this end the provisions of all Loan Documents are declared to be severable.

Joint and Several Obligations. If this Agreement is executed by more than one Person as Borrower, the obligations of each of such Persons hereunder shall be joint and several obligations.

Construction. Whenever the context of this Agreement requires, the singular shall include the plural and the masculine gender shall include the feminine and/or neuter.

Headings. Article and section headings in this Agreement are included for convenience of reference only and are not part of this Agreement for any other purpose.

Agency. Nothing in this Agreement shall be construed to constitute the creation of a partnership or joint venture between Lender and Borrower. Lender is not an agent or representative of Borrower.

USA Patriot Act Notice. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account or obtains a loan.  Lender will ask for Borrower’s legal name, address, tax ID number, or social security number, and other identifying information.  Lender may also ask for additional information or documentation or take other actions reasonably necessary, to verify the identity of Borrower or other related Persons.

Sale of Loan Documents and Participations. Lender shall have the right to do any or all of the following at any time without prior notice to or the consent of Borrower or any other Person: (a) to sell, transfer, pledge or assign any or all of the Loan Documents, or any or all servicing rights with respect thereto; and (b) to sell, transfer, pledge or assign participations in the Loan Documents. Lender is authorized to forward or disclose to each purchaser, transferee, assignee, servicer, participant, and any organization maintaining databases on the underwriting and performance of commercial mortgage loans, all documents and information which Lender now has or may hereafter acquire relating to the Loan and to each Obligor as Lender determines to be necessary or desirable. Upon Lender's request, Borrower shall reasonably cooperate with Lender in connection with any of the transactions contemplated by this Section.

Application of Payments and Waiver of Marshalling Rights.  Upon such terms and at such times as Lender considers best and with or without notice to Borrower, and without affecting Borrower’s continuing liability under this Agreement or any other Loan Documents, Borrower hereby authorizes Lender to  (i) apply any sums received from any Obligor or any other endorser or cosigner, or from the sale or collection of any Collateral or its proceeds, to any indebtedness whatsoever under the Loan, in any order and regardless of whether or not such indebtedness is secured by the Mortgage, secured by any other collateral, or is otherwise due and payable, (ii) apply any sums received from any Obligor or from the sale of the Property, to all or any portion of the obligations under the Loan, in any order, regardless of whether said obligations are due and payable, and (iii) exercise any right or remedy Lender may have with respect to any obligations under the Loan Documents or any collateral securing any such obligations, the Mortgage or the Continuing Guaranty, including bidding and purchasing at any sale of any such collateral, and compromising, collecting or otherwise liquidating any collateral or any obligations.  In addition, Borrower hereby waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to direct the order in which the Property will be sold, or how the proceeds of any such sale will be allocated, in the event of any sale under the Mortgage, including, but not limited to, any and all rights provided by California Civil Code Sections 2899 and 3433, as such Sections may be amended from time to time.

JUDICIAL REFERENCE. The parties hereby agree that any claims, controversies, disputes, or questions of interpretation, whether legal or equitable, arising out of, concerning or related to this Agreement and all Loan Documents executed by Borrower shall be heard by a single referee by consensual general judicial reference pursuant to the provisions of California Code of Civil Procedure sects 638 et seq., who shall determine all issues of fact or law and to report a statement of decision. The referee shall also have the power to hear and determine proceedings for ancillary relief, including, but not limited to, applications for attachment, issuance of injunctive relief, appointment of a receiver, and/or claim and delivery. The costs of the proceeding shall be borne equally by the parties to the dispute, subject to the discretion of the referee to allocate such costs based on a determination as to the prevailing party(ies) in the proceeding. By initialing below the parties acknowledge that they have read and understand the foregoing Judicial Reference provisions and understand that they are waiving their right to a jury trial.

/s/
_____/s/FW_________ Lender’s Initials	____/s/BW________ Borrower’s Initials

[Signature Page Follows]

IN WITNESS WHEREOF, Borrower and Lender have hereunto caused this Agreement to be executed as of the date first above written.

/x

MDRR Sponsor TRS, LLC

Manager

Medalist Diversified Holdings, L.P.,

a Delaware limited partnership

Member

By:Medalist Diversified REIT, Inc.

a Maryland Corporation

Its:General Partner

By:__________________

Name:C. Brent Winn, Jr.

Its: Chief Financial Officer

BORROWER:

MDRR XXV Depositor 1, llc,

a Delaware limited liability company

By:MDRR Sponsor TRS, LLC

a Delaware limited liability company

Its:Manager

By:Medalist Diversified Holdings, L.P.,

a Delaware limited partnership

Its:Member

By:Medalist Diversified REIT, Inc.

a Maryland Corporation

Its:General Partner

By:/s/ C. Brent Winn, Jr.______

Name:C. Brent Winn, Jr.

Its: Chief Financial Officer

Address:

P.O. Box 8436

Richmond, VA 23226

Attn: Brent Winn

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

/2 ____________________________ Frank Wu Vice President & Relationship Manager

LENDER:

FARMERS AND MERCHANTS BANK OF LONG BEACH,

a California corporation

By:/s/ Frank Wu_________________

Name: Frank Wu

Title:Vice President & Relationship Manager

Address:

Newport Beach Office

4695 Mac Arthur Court, Suite 130

Newport Beach, CA 92660

Attn: Frank Wu, V.P.

With a copy to:

Farmers and Merchants Bank of Long Beach

4909 Lakewood Blvd., Suite 600

Lakewood, CA 90714-0337

Attn: Chief Credit Officer

EXHIBIT “A-1”

Legal Description of PROPERTY (ALABAMA)

The Land referred to herein below is situated in the County of Madison, State of Alabama and is described as follows:

All that part of the southeast Quarter of Section 18, Township 3 South, Range 1 West of the Huntsville Meridian, Madison County Alabama more particularly described as follows: (Tract 6) beginning at a point located on the South margin of Dan Tibbs, said point is located North 00 degrees 14 minutes West 310.0 feet, North 80 degrees 00 minutes East 30.0 feet, North 00 degrees 14 minutes West 2307.77 feet and North 89 degrees 18 minutes East 250.0 feet from the center of the South boundary of Section 18, Township 3 South, Range 1 West; thence from the point of beginning run North 89 degrees 18 minutes East along the South margin of Dan Tibbs road for 250.0 feet; thence run South 00 degrees 14 minutes East for 525.0 feet; thence run South 89 degrees 18 minutes West for 250.0 feet; thence run North 00 degrees 14 minutes West for 525.0 feet to the point of beginning and containing 3.013 acres, more or less.

EXHIBIT “A-2”

Legal Description of PROPERTY (FLORIDA)

ALL OF THE following PROPERTY LOCATED IN ESCAMBIA COUNTY, FLORIDA

COMMENCE AT THE SOUTHWEST CORNER OF SECTION 7 TOWNSHIP 1 SOUTH, RANGE 30 WEST ESCAMBIA COUNTY FLORIDA. THENCE GO NORTH 01 DEGREES 13 MINUTES 41 SECONDS EAST ALONG THE WEST LINE OF THE AFOREMENTIONED SECTION 7, A DISTANCE OF 98.38 FEET TO THE NORTHERLY RIGHT OF WAY LINE OF U.S HIGHWAY 90 (NINE MILE ROAD, 200FT R/W) THENCE GO SOUTH 88 DEGREES 17 MINUTES 00 SECONDS EAST ALONG THE NORTHERLY RIGHT OF WAY LINE OF SAID U.S. HIGHWAY 90 A DISTANCE OF 191.71 FEET TO THE SOUTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND AS DESCRIBED IN OFFICIAL RECORDS BOOK 6626, PAGE 1017 OF THE PUBLIC RECORDS OF SAID COUNTY THENCE CONTINUE SOUTH 88 DEGREES 17 MINUTES 00 SECONDS EAST ALONG SAID NORTH RIGHT OF WAY LINE A DISTANCE OF 742.71 FEET TO THE POINT OF BEGINNING THENCE DEPARTING SAID NORTH RIGHT OF WAY LINE GO NORTH 01 DEGREES 43 MINUTES 00 SECONDS EAST A DISTANCE OF 324.79 FEET THENCE GO NORTH 88 DEGREES 17 MINUTES 24 SECONDS WEST A DISTANCE OF 3.53 FEET THENCE GO NORTH 01 DEGREES 40 MINUTES 11 SECONDS EAST A DISTANCE OF 201.88 FEET THENCE GO SOUTH 88 DEGREES 18 MINUTES 01 SECONDS EAST A DISTANCE OF 3.22 FEET THENCE GO NORTH 01 DEGREES 43 MINUTES 00 SECONDS EAST 40.33 FEET TO A POINT ON THE SOUTH LINE OF WHISPERING PINES SUBDIVISION AS RECORDED IN PLAT BOOK 4 AT PAGE 28 OF THE PUBLIC RECORDS OF ESCAMBIA COUNTY FLORIDA THENCE GO SOUTH 88 DEGREES 19 MINUTES 24 SECONDS EAST ALONG THE SOUTH LINE OF AFORESAID WHISPERING PINES SUBDIVISION A DISTANCE OF 17 1.59 FEET THENCE DEPARTING SAID SOUTH LINE SOUTH 01 DEGREES 10 MINUTES 23 SECONDS WEST A DISTANCE OF 17.57 FEET THENCE GO SOUTH 88 DEGREES 19 MINUTES 24 SECONDS EAST A DISTANCE OF 181.31 FEET TO THE WESTERLY RIGHT OF WAY LINE OF MUSIC LANE (88 FT R/W) THENCE GO SOUTH 01 DEGREES 10 MINUTES 23 SECONDS WEST ALONG THE AFORESAID WESTERLY RIGHT OF WAY LINE OF MUSIC LANE. A DISTANCE OF 249.67 FEET THENCE DEPARTING SAID WESTERLY RIGHT OF WAY LINE GO NORTH 88 DEGREES 49 MINUTES 37 SECONDS WEST A DISTANCE OF 160.00 FEET THENCE GO SOUTH 01 DEGREES 10 MINUTES 23 SECONDS WEST A DISTANCE OF 298.48 FEET TO A POINT ON THE NORTH RIGHT OF WAY LINE OF SAID U.S. HIGHWAY 90 THENCE GO NORTH 88 DEGREES 17 MINUTES 00 SECONDS WEST ALONG SAID NORTH RIGHT OF WAY LINE A DISTANCE OF 198.27 FEET TO THE POINT OF BEGINNING.

Together with those certain easements for ingress, egress, parking, and to use of the Common Areas as set forth in that certain Declaration of Easements, Covenants and Restrictions for Nine Mile Plaza Shopping Center Pensacola, Escambia County, Florida, recorded July 17, 2014 in Official Records Book 7198, Page 274, as amended in that First Amendment to the Declaration of Easements, Covenants and Restrictions recorded 7/15/2015 in Official Records Book 7375, Page 99s, as further affected by that Second Amendment to the Declaration of Easements, Covenants and Restrictions recorded 8/26/2024, in Official Records Book 9194, Page 871, of the public records of Escambia County, Florida.

EXHIBIT “A-3”

Legal Description of PROPERTY (ILLINOIS)

LOTS 5, 6, 7, 8, 9 AND 10 IN BLOCK 1 IN J. E. WHITE'S RESUBDIVISION OF J. E. WHITE'S ADDISON GARDENS BEING A SUBDIVISION OF LOT "A" IN PARTITION OF THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 21, TOWNSHIP 40 NORTH, RANGE 13 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PINs: 13-21-300-005-0000; 13-21-300-006-0000; 13-21-300-007-0000; 13-21-300-008-0000; 13-21-300-009-0000; & 13-21-300-010-0000

Commonly known as: 3535 N. Central Avenue, Chicago, Illinois 60634

EXHIBIT “A-4”

Legal Description of PROPERTY (KENTUCKY)

Being Lot 7, as shown on Revision of Lot 7 of General Growth Properties, Plat of which is recorded in Plat Book 43, Page 201 and 202, in the Office of the Clerk of Warren County, Kentucky.

Parcel Number: 041-D-26-016

Commonly known as 2545 Scottsville Road, Bowling Green, Kentucky 42104

Being the same property conveyed to MDR Bowling Green, LLC, a Delaware limited liability company (the Mortgagor herein), by Special Warranty Deed from CWS BET Seattle, L.P., a California limited partnership, dated January 22, 2025, and recorded March 26, 2025, in Deed Book 1319, Page 218, records of the Warren County Court Clerk.

EXHIBIT “B”

DST AGREEMENT (SHORT FORM)

[SEE ATTACHED]

DECLARATION AND AGREEMENT OF TRUST

OF

MDRR XXV DST 1

THIS DECLARATION AND AGREEMENT OF TRUST is made as of [_______], 2025 (this “Trust Agreement”), by and between MDRR XXV Depositor 1, LLC , a Delaware limited liability company (the “Depositor”), and [Sorensen Entity Services LLC], a Delaware limited liability company (the “Trustee”). The Depositor and the Trustee hereby agree as follows:

1.The trust created hereby shall be known as “MDRR XXV DST 1” (the “Trust”), in which name the Trustee or the Depositor, to the extent provided herein, may conduct the business of the Trust, make and execute contracts, and sue and be sued.

2.The Depositor hereby assigns, transfers, conveys and sets over to the Trust the sum of one dollar ($1.00). Such amount shall constitute the initial trust estate.  It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801, et seq. (the "Statutory Trust Act"), and that this document constitute the initial governing instrument of the Trust. The Trustee is hereby authorized and directed to execute and file a certificate of trust with the Delaware Secretary of State in such form as may be furnished to the Trustee.

3.The Depositor and the Trustee will enter into an amended and restated trust agreement or other form of governing instrument satisfactory to each such party to provide for the contemplated operation of the Trust created hereby.  Prior to the execution and delivery of such amended and restated governing instrument, (i) the Trustee shall not have any duty or obligation hereunder or with respect to the trust estate, except to serve as the Delaware trustee required by applicable law and (ii) the Depositor shall take or cause to be taken such actions as may be necessary to obtain prior to such execution and delivery any licenses, consents or approvals required by applicable law or otherwise and the business and affairs of the Trust shall be managed exclusively by or under the direction of the Depositor.  Notwithstanding the foregoing, the Trustee is authorized to take all actions which it is instructed to take by the Depositor pursuant to paragraph 5 below.  The Trustee shall not be liable for the debts, obligations or liabilities of the Trust or for the acts or omissions of the Depositor or any person authorized by the Depositor or acting on behalf of the Depositor.  The Trustee shall not have any duty or obligation under or in connection with this Trust Agreement or any document contemplated hereby, except as expressly provided by the terms of this Trust Agreement, and no implied duties or obligations shall be read into this Trust Agreement or any other document against the Trustee.  The right of the Trustee to perform any discretionary act enumerated herein shall not be construed as a duty.  The Trustee shall have no duty or liability to monitor or supervise the Depositor.

4.The Trust has full power, authority and authorization, and is hereby authorized, and the Depositor is hereby authorized, in its sole discretion on behalf of the Trust, from time to time, to prepare, accept, execute and deliver, or cause to be prepared, accepted, executed and delivered, any and all agreements, documents, certificates, papers, instruments and other writings as the Depositor deems desirable in connection with any of the foregoing.

5.The Trustee is authorized to take such action or refrain from taking such action under this Trust Agreement as it may be directed in writing by the Depositor from time to time; provided, however, that the Trustee shall not be required to take or refrain from taking any such action if it shall have determined, or shall have been advised by counsel, that such performance is likely to involve the Trustee in personal liability or is contrary to the terms of this Trust Agreement or of any document contemplated hereby to which the Trust or the Trustee is a party or is otherwise contrary to law.  If at any time the Trustee determines that it requires or desires guidance regarding the application of any provision of this

Trust Agreement or any other document, or regarding compliance with any direction it receives hereunder, then the Trustee may deliver a notice to the Depositor requesting written instructions as to the course of action desired by the Depositor, and such instructions shall constitute full and complete authorization and protection for actions taken and other performance by the Trustee in reliance thereon.  Until the Trustee has received such instructions after delivering such notice, it may refrain from taking any action with respect to the matters described in such notice.

6.The number of trustees of the Trust initially shall be one and thereafter the number of trustees of the Trust shall be such number as shall be fixed from time to time by a written instrument signed by the Depositor which may increase or decrease the number of trustees of the Trust; provided, however, that to the extent required by the Statutory Trust Act, one trustee of the Trust shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise satisfies the requirements of applicable law.  Subject to the foregoing, the Depositor is entitled to appoint or remove without cause any trustee of the Trust at any time. Any trustee of the Trust may resign upon thirty (30) days' prior notice to the Depositor.

7.The Depositor hereby agrees to (i) reimburse the Trustee for all reasonable expenses (including reasonable fees and expenses of counsel and other experts); (ii) indemnify, defend and hold harmless the Trustee (including in its individual capacity) and any of the officers, directors, employees and agents of the Trustee (the "Indemnified Persons") from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including the reasonable fees and expenses of counsel), taxes and penalties of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted at any time against such Indemnified Persons with respect to the performance of this Trust Agreement, the creation, operation or termination of the Trust or the transactions contemplated hereby; provided, however, that the Depositor shall not be required to indemnify any Indemnified Person for Expenses to the extent such Expenses result from the willful misconduct, bad faith or gross negligence of such Indemnified Person; and (iii) advance to each such Indemnified Person Expenses (including reasonable fees and expenses of counsel) incurred by such Indemnified Person, in defending any claim, demand, action, suit or proceeding prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Depositor of an undertaking, by or on behalf of such Indemnified Person, to repay such amount if a court of competent jurisdiction renders a final, nonappealable judgment that includes a specific finding of fact that such Indemnified Person is not entitled to be indemnified therefor under this paragraph 7.  The obligations of the Depositor under this paragraph 7 shall survive the resignation or removal of the Trustee and shall survive the dissolution and termination of the Trust.

8.The Trust may be dissolved and terminated at the election of the Depositor prior to the execution and delivery of the amended and restated declaration and agreement of trust referred to in paragraph 3 above.

9.This Trust Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (with regard to conflict of laws principles).

10.This Trust Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

MDRR XXV Depositor 1, LLC,

a Delaware limited liability company,

as Depositor,

By: MDRR SPONSOR TRS, LLC,

a Delaware limited liability company, its sole member

By:

Name:

Title:

SORENSEN ENTITY SERVICES LLC,

a Delaware limited liability company

as Trustee

By:_

Name:Chris Sorensen

Its:Manager

EXHIBIT “C”

DST AGREEMENT (LONG FORM)

[SEE ATTACHED]

AMENDED AND RESTATED TRUST AGREEMENT OF

MDRR XXV DST 1, A DELAWARE STATUTORY TRUST DATED AS OF

_________, 2025

BY AND AMONG

MDRR XXV DEPOSITOR 1, LLC, AS DEPOSITOR

MDRR XXV TRUST MANAGER 1, LLC, AS MANAGER

AND

SORENSEN ENTITY SERVICES LLC, AS DELAWARE TRUSTEE

AMENDED AND RESTATED TRUST AGREEMENT

OF

MDRR XXV DST 1,

A DELAWARE STATUTORY TRUST

This AMENDED AND RESTATED TRUST AGREEMENT of MDRR XXV DST 1, a Delaware statutory trust (the “Trust”), dated as of _________. 2025 (as the same may be amended or supplemented from time to time, this “Trust Agreement”), is made by and among MDRR XXV DEPOSITOR 1, a Delaware limited liability company (the “Depositor”), MDRR Trust Manager 1, LLC, a Delaware limited liability company, as manager (the “Manager”), and Sorensen Entity Services LLC (“SES”), a Delaware limited liability company, as Delaware trustee (the “Delaware Trustee”), and any other person who subsequently signs this Trust Agreement.

RECITALS

A.The Depositor and SES have heretofore formed the Trust as a Delaware statutory trust in accordance with Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. §3801, et seq. (the “Statutory Trust Act”) pursuant to this Trust Agreement by filing that certain certificate of trust (the “Certificate of Trust”) with the Secretary of State of the State of Delaware on January 22, 2025.

B.The Depositor, the Manager and SES entered into that certain Declaration and Agreement of Trust dated January 22, 2025 (the “Original Trust Agreement”).

C.The Depositor, the Manager and SES desire to enter into this Trust Agreement to amend and restate in its entirety the Original Trust Agreement.

D.MDRR Sponsor TRS, LLC, a Delaware limited liability company (the “Sponsor”) is a wholly-owned subsidiary of Medalist Diversified Holdings, LP, a Delaware limited partnership (the “OP”).

E.On ______, 2025 (the “Original Closing”), the Depositor acquired the real estate more particularly described on Exhibit A, together with all buildings, structures, fixtures and improvements located thereon (the “Real Estate”).

F.The Depositor has agreed to [contribute the Real Estate to the Trust pursuant to that certain Contribution Agreement between the Depositor and the Trust dated as of __________, 2025 (the “Contribution Agreement”)] in exchange for one hundred percent (100%) of the Class 2 Beneficial Interests (as defined herein) in the Trust as reflected by the Class 2 Beneficial Ownership Certificate (as defined herein) issued to the Depositor.

G.Concurrently with the closing on the acquisition of the Real Estate and other transactions contemplated by the Contribution Agreement (the “Contribution”), the Trust will borrow that certain First Mortgage Loan to be issued by the First Mortgage Lender (as defined herein).  In connection with the closing of the Contribution the Lease (as defined herein) will be assigned to the Trust, as landlord.  As further consideration for the Contribution, the Trust has agreed to pay the Depositor an acquisition fee in the amount of $[363,672] (the “Acquisition Fee”) in connection with the acquisition of the Real Estate.

H.It is anticipated that certain Persons (as hereinafter defined) will acquire Class 1 Beneficial Interests of the Trust having the rights and terms as set forth in this Trust Agreement (the “Class 1 Beneficial Interests”) as evidenced by newly-issued Class 1 Beneficial Ownership Certificates (as hereinafter defined) in exchange for payment of money to the Trust and become Class 1 Beneficial Owners (as hereinafter defined) in accordance with the provisions of this Trust Agreement, which money will be distributed to the Depositor in whole or partial redemption of the Class 2 Beneficial Interests held by Depositor.

I.The Real Estate held by the Trust is subject to the Lease (defined herein) and, concurrently with its acquisition by the Trust, the Real Estate will become subject to certain Financing Documents (as defined herein).

J.The Trust has retained the Manager to undertake certain actions and perform certain duties that would otherwise be performed by the Trust.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

Section 1.1Definitions. Capitalized term/s used in this Trust Agreement shall have the meanings as set forth below.

“Acquisition Fee” means the fee described in the Recitals payable to Depositor in connection with the Trust’s acquisition of the Real Estate.

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.

“Beneficial Interest” means a beneficial interest in the Trust, as such term is used in the Statutory Trust Act, all of which interests shall be either Class 1 Beneficial Interests or Class 2 Beneficial Interests.

“Beneficial Owner” means each Person who, at the time of determination, holds a Beneficial Interest as reflected on the most recent Ownership Records.

“Beneficial Ownership Certificate” means a certificate, stating whether it is a Class 1 Beneficial Ownership Certificate or a Class 2 Beneficial Ownership Certificate, in substantially the form of Exhibit B-1 or Exhibit B-2, respectively, evidencing a Beneficial Interest in the Trust.

“Business Day” is any day other than on Saturday, Sunday or legal holiday in the State of Delaware.

[“Call-Option Fee” has the meaning given to such term in Section 10.1.]

“Cash Amount” has the meaning given to such term in Section 10.2.

“Cash Investor” has the meaning given to such term in Section 10.2.

[“Cash Redemption Fee” has the meaning given to such term in Section 10.2.]

“Certificate of Trust” means the certificate of trust of the Trust, a copy of which is attached as Exhibit C.

“Class 1 Beneficial Interests” means the Beneficial Interests held by the Investors.

“Class 1 Beneficial Owners” means the Investors.

“Class 1 Beneficial Ownership Certificates” means the Beneficial Ownership Certificates issued to the Class 1 Beneficial Owners.

“Class 2 Beneficial Interests” means the Beneficial Interests held by the Depositor.

“Class 2 Beneficial Owner” means the Depositor and any permitted assignee of the Class 2 Beneficial Interests.

“Class 2 Beneficial Ownership Certificate” means the Beneficial Ownership Certificate issued to the Depositor and any permitted assignee of the Class 2 Beneficial Interests, and if, at any time, the Class 2 Beneficial Interests are held by more than one Person, such term in the plural shall mean the Beneficial Ownership Certificates issued to such Persons.

“Closing Date” means that date of the first sale of Class 1 Beneficial Interests in the Trust to the Investors.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Contributing Investor” has the meaning given to such term in Section 10.1.

“Contribution” has the meaning given to such term in the recitals hereto.

“Contribution Agreement” has the meaning given to it in the recitals hereto.

“Conversion Notice” means the notice, in substantially the form of Exhibit F, issued by the Depositor to the Delaware Trustee and the Manager stating that the provisions of Section 3.3(c) shall become effective upon receipt of the notice by the Delaware Trustee.

“Delaware Trustee” means the Person serving, at the time of determination, as the Delaware trustee under this Trust Agreement, in such Person’s capacity as Delaware Trustee and not in such Person’s individual capacity. As of the Effective Date, the Person serving as Delaware Trustee is SES.

“Delaware Trustee Covered Expenses” has the meaning given to such term in Section 4.5.

“Delaware Trustee Indemnified Persons” has the meaning given to such term in Section 4.5.

“Depositor” has the meaning given to such term in the introductory paragraph hereof.

“Disposition Fee” has the meaning given to such term in Section 9.4.

“Effective Date” means the date of this Trust Agreement as specified in the introductory paragraph hereof.

“Exchange FMV” has the meaning given to such term in Section 10.4

.

“Exhibit” means an exhibit attached to this Trust Agreement, unless otherwise specified.

“Financing Documents” means the First Mortgage Loan Documents and any other documents or agreements contemplated by any of the foregoing or otherwise required by Lender.

“First Mortgage” means the first-priority mortgage securing the First Mortgage Loan.

“First Mortgage Loan” means the Lender’s mortgage loan in the original principal amount of approximately $____________, secured by the First Mortgage and the First Mortgage Loan Documents.

“First Mortgage Loan Agreement” means [________________], by and between the Trust and Lender.

“First Mortgage Loan Documents” means, in connection with the First Mortgage Loan, the First Mortgage and all related assignments of leases and rents, and other security instruments and documents related to the Real Estate.

“FMV Option” has the meaning given to such term in Section 10.1.

“FMV Option Appraised Value of the Property” has the meaning given to such term in Section 10.4.

“Investors” means the original purchasers of Class 1 Beneficial Interests in the Trust and any permitted assignees of such Class 1 Beneficial Interests.

“Lease” means that certain Lease with effective date of September 21, 2024 between Drake Motor Partners Pensacola LLC, a Colorado limited liability company, as landlord and the Tenant, as tenant, as the same will be assigned to the Trust as of the closing of the Contribution.

“Manager” means the Person serving, at the time of determination, as the manager or signatory trustee under this Trust Agreement. As of the Effective Date, the Manager is MDRR XXV Trust Manager 1, LLC, a Delaware limited liability company.

“Manager Covered Expenses” has the meaning given to such term in Section 5.4.

“Manager Indemnified Persons” has the meaning given to such term in Section 5.4.

“Memorandum” means the Confidential Private Placement Memorandum (as supplemented and amended from time to time), through which the Class 1 Beneficial Interests are being syndicated to accredited investors.

“Notice of Exchange” has the meaning given to such term in Section 10.1.

“OP” has the meaning given to such term in the recitals hereto.

“OP Units” has the meaning given to such term in Section 10.1.

“Original Closing” has the meaning given to such term the recitals hereto.

“Ownership Records” means the records maintained by the Manager, substantially in the form of Exhibit D, indicating from time to time the name, mailing address, and Percentage Share of each Beneficial Owner, which records shall initially indicate the Depositor as the sole Beneficial Owner and shall be revised by the Manager contemporaneously to reflect the issuance of Beneficial Interests and Beneficial Ownership Certificates in accordance with this Trust Agreement, changes in mailing addresses, or other changes.

“Percentage Share” means, for each Beneficial Owner, the percentage of the aggregate Beneficial Interest in the Trust held by such Beneficial Owner as reflected on the most recent Ownership Records and evidenced by the Beneficial Ownership Certificate held by such Beneficial Owner. For the avoidance of doubt, the sum of (i) the Percentage Share of the Class 1 Beneficial Interests and (ii) the Percentage Share of the Class 2 Beneficial Interests at all times shall be 100%.

“Permitted Investment” has the meaning set forth in Section 7.2.

“Permitted Transfer” means the transfer of a Class 1 Beneficial Interest (i) by devise, descent or by operation of law upon the death of a Class 1 Beneficial Owner or the member, partner, or stockholder of a Class 1 Beneficial Owner or (ii) for estate planning purposes primarily for the benefit of such Beneficial Owner.

“Person” means a natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank trust company, land trust, business trust, statutory trust or other organization, whether or not a legal entity, and a government or agency or political subdivision thereof.

“Purchase Agreement” means the DST Interest Purchase Agreement by and between the Trust (through the Manager), on the one hand, and each Investor, on the other hand, with respect to the acquisition of Class 1 Beneficial Interests by the Investors.

“Real Estate” has the meaning given to such term in the recitals hereto.

“Regulations” means U.S. Treasury Regulations promulgated under the Code.

“Reserves” has the meaning given to such term in Section 7.2 and includes any reserve account required by the Lender.

“Secretary of State” has the meaning given to such term in Section 2.1(b).

“Section” means a section of this Trust Agreement, unless otherwise specified.

“Securities Act” means the Securities Act of 1933, as amended.

“SES” has the meaning given to such term in the introductory paragraph hereof.

“Sponsor” means MDRR Sponsor TRS, LLC, a Delaware limited liability company.

“Springing LLC” has the meaning given to such term in Section 9.2.

“Statutory Trust Act” has the meaning given to such term in Recital A hereof.

“Tax Protection Agreement” has the meaning given to such term in Section 10.3.

“Tenant” means Tesla, Inc., a Texas corporation, dba Tesla Florida, Inc., dba Tesla Florida.

“Transaction Documents” means the Trust Agreement, the Contribution Agreement, the Lease, and the Financing Documents, together with any other documents to be executed in furtherance of the investment activities of the Trust.

“Transfer Distribution” has the meaning given to such term in Section 9.2.

“Triggering Event” has the meaning given to such term in Section 10.3.

“Trust” means MDRR XXV DST 1, a Delaware statutory trust continued by and in accordance with, and governed by, this Trust Agreement.

“Trust Agreement” has the meaning given to such term in the introductory paragraph hereof.

[“Trust Reserve” shall have the meaning given to such term in Section 6.14.]

“Trust Estate” means all of the Trust’s right, title, and interest in and to the Leases, the Real Estate, and any and all other property and assets (whether tangible or intangible) in which the Trust at any time has any right, title or interest.

ARTICLE 2

GENERAL MATTERS

Section 2.1Organizational Matters.

(a)SES is hereby appointed as the Delaware Trustee, and SES hereby accepts such appointment, pursuant and subject to this Trust Agreement.

(b)The Depositor authorized and directed the Delaware Trustee to execute and file the Certificate of Trust in the office of the Secretary of State of the State of Delaware (the “Secretary of State”), which filing has been duly made, and hereby authorizes the Delaware Trustee to execute and file in the office of the Secretary of State such other certificates as may from time to time be required under the Statutory Trust Act or any other Delaware law.

(c)The name of the Trust is “MDRR XXV DST 1”. The Manager shall have full power and authority, and is hereby authorized, to conduct the activities of the Trust, execute and deliver all documents (including, without limitation, the Transaction Documents to which the Trust is or becomes a party from time to time) for or on behalf of the Trust, and cause the Trust to sue or be sued under its name. Any reference to the Trust shall be a reference to the statutory trust formed pursuant to the Certificate of Trust and this Trust Agreement and not to the Delaware Trustee or the Manager individually or to the officers, agents or employees of the Trust, the Delaware Trustee, or the Manager.

(d)The principal office of the Trust, and such additional offices as the Manager may determine to establish, shall be located at such places inside or outside of the State of Delaware as the Manager shall designate from time to time. As of the Effective Date, the principal office of the Trust is located at __________________.
(e)Legal title to the Trust Estate shall be vested in the Trust as a separate legal entity.

Section 2.2Declaration of Trust and Statement of Intent.

(a)The Delaware Trustee hereby declares that it shall hold the Trust Estate in trust for the benefit of the Beneficial Owners upon the terms set forth in this Trust Agreement.

(b)It is the intention of the parties that the Trust constitute a “statutory trust,” the Delaware Trustee is a “trustee,” the Manager is an “agent” of the Trust, the Beneficial Owners are “beneficial owners,” and this Trust Agreement is the “governing instrument” of the Trust, each within the respective meaning provided in the Statutory Trust Act.

Section 2.3Purposes. The purposes of the Trust are, and the Trust has all requisite power, authority and authorization to engage in, the following activities: (i) to acquire and/or own the Real Estate and enter into, execute, deliver and perform the Leases and the other Transaction Documents to which it is or becomes a party from time to time; (ii) to hold for investment and eventually dispose of the Real Estate; and (iii) to take only such other actions as the Manager deems necessary to carry out the foregoing. Neither the Delaware Trustee, the Manager, Investors or Beneficial Owners, nor any of their agents, shall provide services: (a) that are not “customary services” within the meaning of Revenue Ruling 75-374, 1975-2 C.B. 261; (b) the payment for which would not qualify as “rents from real property” within the meaning of Code Section 512(b)(3)(A)(i) and the Regulations thereunder; or (c) the payment for which would not qualify as “rents from real property” within the meaning of Code Sections 856(c)(2)(C) and 856(c)(3)(A) and the Regulations thereunder. The Trust shall conduct no business other than as specifically set forth in this Section 2.3.

ARTICLE 3

PROVISIONS RELATING TO THE FIRST MORTGAGE LOAN AND TAX TREATMENT

Section 3.1Article 3 Supersedes All Other Provisions of this Trust Agreement. This Article 3 contains certain provisions required by the Lender in connection with the First Mortgage Loan or intended to achieve the desired treatment of the Trust and Beneficial Interests for United States federal income tax purposes. To the extent of any inconsistency between this Article 3 and any other provision of this Trust Agreement, this Article 3 shall supersede and be controlling; provided, for the avoidance of doubt, that nothing in this Article 3 or elsewhere in this Trust Agreement shall limit or impair the Trust’s power, authority and authorization (or limit or impair the Manager’s power, authority and authorization to cause the Trust) to enter into, execute, deliver, and perform its obligations under, the Transaction Documents to which it is or becomes a party from time to time, and to do so without the need for the consent or approval of any Beneficial Owner or other Person, and further provided that the requirements of this Article 3 shall be enforceable to the maximum extent permissible under the Statutory Trust Act.

Section 3.2[LENDER SPE PROVISIONS].

Section 3.3Provisions Relating to Tax Treatment.

(a)Prior to the issuance of the Conversion Notice, the sole Beneficial Owner of the Trust shall be the Depositor. The rights of the Depositor (as the Class 2 Beneficial Owner) with respect to the assets and property held by the Trust, as provided in Section 6.11 hereof, are such that the Trust will be characterized at such time as a “business entity” within the meaning of Regulations Section 301.7701-3. Because the Depositor will be the sole Beneficial Owner, the Trust will be characterized as a disregarded entity, and all assets and property of the Trust shall be treated for Federal income tax purposes as assets and property of the Depositor.

(b)Upon the issuance of the Conversion Notice, the special rights of Depositor (as the Class 2 Beneficial Owner) set forth in Section 6.11 will terminate, as set forth in Section 6.12, and the Depositor will have the same rights as any Class 1 Beneficial Owner.

(c)It is the intention of the parties hereto that upon and at all times after the issuance of the Conversion Notice that the Trust shall constitute an investment trust pursuant to Regulations Section 301.7701-4(c) and each Beneficial Owner shall be treated as a “grantor” within the meaning of Code Section 671. As such, the parties further intend that each Beneficial Owner shall be treated for Federal income tax purposes as if it holds a direct ownership interest in the Real Estate. Each Beneficial Owner agrees to report its interest in the Trust in a manner consistent with the foregoing and otherwise not to take any action that would be inconsistent with the foregoing. Upon and after issuance of the Conversion Notice, none of the Delaware Trustee, the Manager, the Beneficial Owners and/or the Trust shall have power and authority, or shall be authorized, and each of them is hereby expressly prohibited from taking, and none of them shall be allowed to take, any of the following actions:

(1)sell, transfer or exchange the Real Estate except as required under Article 9;

(2)reinvest any monies of the Trust, except to make modifications or repairs to the Real Estate permitted hereunder or in accordance with Section 7.2;

(3)renegotiate the terms of the First Mortgage Loan or enter into any financing, except in the case of the Tenant’s bankruptcy or insolvency;

(4)renegotiate the Lease or enter into new leases (other than the Lease assigned to the Trust in connection with the acquisition of the Real Estate), except in the case of the Tenant’s bankruptcy or insolvency;

(5)make modifications to the Real Estate (other than minor non-structural modifications) unless required by law;

(6)accept any capital from a Beneficial Owner, other than capital from an Investor that will be (i) used to pay expenses of the offer and sale of the Class 1 Beneficial Interests, (ii) used to fund Reserves, or (iii) distributed to the Depositor and reduce the Depositor’s Percentage Share; or

(7)take any other action which would cause the Trust to be treated as a business entity for federal income tax purposes if the effect would be that such action or actions would constitute a power under the Trust Agreement to “vary the investment of the certificate holders” under Regulations Section 301.7701-4(c)(1) and Rev. Rul. 2004-86.

The Trust shall hold the Trust Estate for investment purposes and only lease the Real Estate to the Tenant. The activities of the Trust with respect to the Trust Estate shall be limited to the activities which are customary services in connection with the maintenance and repair of the Real Estate and none of the Delaware Trustee, Beneficial Owners, the Manager or their agents shall provide non-customary services, as such term is defined in Code Sections 512 and 856 and Rev. Rul. 75-374, 1975-2 C.B. 261. The Trust shall conduct no business other than as specifically set forth in this Section 3.3. Without limiting the generality of the foregoing, upon and after issuance of the Conversion Notice, (i) none of the Delaware Trustee, the Manager, the Beneficial Owners and the Trust shall have any power or authority to undertake any actions that are not permitted to be undertaken by an entity that is treated as a “trust” within the meaning of Regulations Section 301.7701-4 and not treated as a “business entity” within the meaning of Regulations Section 301.7701-3, and (ii) this Trust Agreement shall be interpreted and enforced so as to be in compliance with the requirements of Rev. Rul. 2004-86, 2004-33 I.R.B. 191.

For Federal income tax purposes, after issuance of the Conversion Notice, the Trust is intended to be and shall constitute an investment trust pursuant to Regulations Section 301.7701-4(c) and a “grantor trust” under Subpart E of Part 1, Subchapter J of the Code (Code Sections 671 - 679) and shall not constitute a “business entity.”

ARTICLE 4

CONCERNING THE DELAWARE TRUSTEE

Section 4.1Power and Authority. The Delaware Trustee shall have the power and authority, and is hereby authorized and empowered, to (i) accept legal process served on the Trust in the State of Delaware, and (ii) execute any certificates that are required to be executed under the Statutory Trust Act and file such certificates in the office of the Secretary of State, and take such action or refrain from taking such action under this Trust Agreement as may be directed in a writing delivered to the Delaware Trustee by the Manager; provided, however, that the Delaware Trustee shall not be required to take or refrain from taking any such action if the Delaware Trustee shall believe, or shall have been advised by counsel, that such performance is likely to involve the Delaware Trustee in personal liability or is contrary to the terms of this Trust Agreement or of any document contemplated hereby to which the Trust or the Delaware Trustee is or becomes a party or is otherwise contrary to law. The Manager agrees not to instruct the Delaware Trustee to take any action that is contrary to the terms of this Trust Agreement or of any document contemplated hereby to which the Trust or the Delaware Trustee is or becomes party or that is otherwise contrary to law. Other than as expressly provided for in this Trust Agreement, the Delaware Trustee shall have no duty to take any action for or on behalf of the Trust.

Section 4.2Delaware Trustee May Request Direction. If at any time the Delaware Trustee determines that it requires or desires guidance regarding the application of any provision of this Trust Agreement or any other document, or regarding action that must or may be taken in connection herewith or therewith, or regarding compliance with any direction it received hereunder, then the Delaware Trustee may deliver a notice to a court of applicable jurisdiction requesting written instructions as to the desired course of action, and such instructions from the court shall constitute full and complete authorization and protection for actions taken and other performance by the Delaware Trustee in reliance thereon. Until the Delaware Trustee has received such instructions after delivering such notice, it shall be fully protected in refraining from taking any action with respect to the matters described in such notice.

Section 4.3Delaware Trustee’s Capacity. In accepting the trust hereby created, SES acts solely as Delaware Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Delaware Trustee by reason of the transactions contemplated by this Trust Agreement, the Transaction Documents, or any other document shall look only to the Trust Estate for payment or satisfaction thereof. Notwithstanding any provision of this Trust Agreement or any other document to the contrary, under no circumstances shall SES, in its individual capacity or in its capacity as Delaware Trustee, (i) have any duty to choose or supervise, nor shall it have any liability for the actions or inactions of, the Manager or any officer, manager, employee, or other Person (other than SES and its own employees), or (ii) be liable or responsible for, or obligated to perform, any contract, representation, warranty, obligation or liability of the Trust, the Manager, or any officer, manager, employee, or other Person (other than SES and its own employees); provided, however, that this limitation shall not protect SES against any liability to the Beneficial Owners to which it would otherwise be subject by reason of its willful misconduct, bad faith, fraud or gross negligence in the performance of its duties under this Trust Agreement. Under no circumstances shall the Delaware Trustee: (i) be personally liable for any representation, warranty, covenant, agreement or indebtedness of the Trust; or (ii) be liable for any punitive, exemplary, consequential, special or other damages for a breach of this Agreement.

Section 4.4Duties. None of the Delaware Trustee or any successor trustee shall have any duty or obligation under or in connection with this Trust Agreement, the Trust, or any transaction or document contemplated hereby, except as expressly provided by the terms of this Trust Agreement, and no implied fiduciary or other duties or obligations shall be read into this Trust Agreement against the Delaware Trustee or any successor trustee. The right of the Delaware Trustee to perform any discretionary act enumerated herein shall not be construed as a duty. To the fullest extent permitted by applicable law, including without limitation Section 3806 of the Statutory Trust Act, the Delaware Trustee and any successor trustee (i) shall have no duties (fiduciary or otherwise) to any Person other than the Trust and the Beneficial Owners, and all such duties (including only those fiduciary duties expressly set forth herein as being fiduciary in nature) shall be restricted to those duties (including fiduciary duties) expressly set forth in this Trust Agreement, and (ii) shall have no liability (including no liability for breach of contract or breach of duty) to any Person other than the Trust and the Beneficial Owners, and all such liability shall be restricted to those liabilities expressly set forth in this Trust Agreement and only those which are due to its willful misconduct, bad faith, fraud or gross negligence in the performance of its duties under this Trust Agreement; provided, however, no provision of this Trust Agreement is intended to or shall eliminate the implied contractual covenant of good faith and fair dealing or limit or eliminate liability for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing.

Section 4.5Indemnification. The Beneficial Owners and the Trust, jointly and severally, hereby agree to: (i) reimburse the Person serving as Delaware Trustee and/or any successor Delaware Trustee for all reasonable expenses (including reasonable fees and expenses of counsel and other professionals), incurred in connection with the negotiation, execution, delivery, or performance of, or exercise of rights or powers under, this Trust Agreement; (ii) to the fullest extent permitted by law, indemnify, defend and hold harmless the Person serving as Delaware Trustee and/or any successor Delaware Trustee, and the officers, directors, employees and agents of the Person serving as Delaware Trustee and/or any successor Delaware Trustee (collectively, including the Delaware Trustee and/or any successor Delaware Trustee in its individual capacity, the “Delaware Trustee Indemnified Persons”) from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including the reasonable fees and expenses of counsel and other professionals), taxes and penalties of any kind and nature whatsoever (collectively, “Delaware Trustee Covered Expenses”), to the extent that such Delaware Trustee Covered Expenses arise out of or are imposed upon or asserted at any time against any such Delaware Trustee Indemnified Persons, including without limitation on the basis of ordinary negligence on the part of any such Delaware Trustee Indemnified Persons, with respect to or in connection with this Trust Agreement, the Trust, or any transaction or document contemplated hereby; provided, however, that the Beneficial Owners or the Trust shall not be required to indemnify a Delaware Trustee Indemnified Person for Delaware Trustee Covered Expenses to the extent such Delaware Trustee Covered Expenses result from the willful misconduct, bad faith, fraud or gross negligence of such Delaware Trustee Indemnified Person; and (iii) to the fullest extent permitted by law, advance to each such Delaware Trustee Indemnified Person Delaware Trustee Covered Expenses incurred by such Delaware Trustee Indemnified Person in defending any claim, demand, action, suit or proceeding, in connection with this Trust Agreement, the Trust, or any transaction or document contemplated hereby, prior to the final disposition of such claim, demand, action, suit or proceeding, only upon receipt by any Beneficial Owner of an undertaking, by or on behalf of such Delaware Trustee Indemnified Person, to repay such amount if a court of competent jurisdiction renders a final, non-appealable judgment that includes a specific finding of fact that such Delaware Trustee Indemnified Person is not entitled to be indemnified therefor under this Section 4.5. The obligations of the Beneficial Owners and the Trust under this Section 4.5 shall survive the resignation or removal of the Delaware Trustee, shall survive the dissolution and termination of the Trust, and shall survive the termination, amendment, supplement, and/or restatement of this Trust Agreement; provided, however, a Beneficial Owner shall be released from and relieved of any and all obligations under this Section 4.5 that relate to any acts or events occurring in their entirety after the date on which such Beneficial Owner no longer owns any Beneficial Interest in the Trust. Any indemnification set forth in this Trust Agreement shall not constitute a claim against the Trust in the event its cash flow is insufficient to pay its obligations, nor shall it constitute a claim against any Beneficial Owner. Notwithstanding anything to the contrary in the above, in all cases, the indemnification provided under this Section 4.5 shall be limited to and only paid out of the Trust Estate.

Section 4.6Removal; Resignation; Succession. The Delaware Trustee may resign at any time by giving at least 60 days’ prior written notice to the Manager. The Manager may at any time remove the Delaware Trustee for cause by written notice to the Delaware Trustee. Cause shall only result from the willful misconduct, bad faith, fraud or gross negligence of the Delaware Trustee. Such resignation or removal shall be effective upon the acceptance of appointment by a successor Delaware Trustee as hereinafter provided. In case of the removal or resignation of a Delaware Trustee, the Manager may appoint a successor by written instrument. If a successor Delaware Trustee shall not have been appointed within 60 days after the giving of such notice, the Delaware Trustee or any of the Beneficial Owners may apply to any court of competent jurisdiction in the United States to appoint a successor Delaware Trustee to act until such time, if any, as a Delaware Trustee shall have been appointed as provided above. Any successor so appointed by such court shall immediately and without further act be superseded by any successor appointed as provided above within one year from the date of the appointment by such court. Any successor, however appointed, shall execute and deliver to its predecessor trustee an instrument accepting such appointment, and thereupon such successor, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Delaware Trustee in the trusts hereunder with like effect as if originally named the Delaware Trustee herein; but upon the written request of such successor, such predecessor shall execute and deliver an instrument transferring to such successor, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor, and such predecessor shall duly assign, transfer, deliver and pay over to such successor all monies or other property then held by such predecessor upon the trusts herein expressed. Any right of the Beneficial Owners against a predecessor trustee in its individual capacity shall survive the resignation or removal of such predecessor, shall survive the dissolution and termination of the Trust, and shall survive the termination, amendment, supplement, and/or restatement of this Trust Agreement.

Any successor trustee, however appointed, shall be a bank or trust company satisfying the requirements of Section 3807(a) of the Statutory Trust Act. Any corporation into which the Delaware Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Delaware Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Delaware Trustee may be transferred, shall, subject to the preceding sentence, be the Delaware Trustee under this Trust Agreement without further act.

Section 4.7Fees and Expenses. The Delaware Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon between Depositor and the Delaware Trustee. The Delaware Trustee shall not have any obligation by virtue of this Trust Agreement to spend any of its/their own funds, or to take any action that could result in its/their incurring any cost or expense.

ARTICLE 5

CONCERNING THE MANAGER

Section 5.1Power and Authority. The investment activities and affairs of the Trust shall be managed exclusively by or under the direction of the Manager. The Manager shall have the power and authority, and is hereby authorized and empowered, to manage the Trust Estate and the investment activities and affairs of the Trust, subject to and in accordance with the terms and provisions of this Trust Agreement, provided that the Manager shall have no power to engage on behalf of the Trust in any activities that the Trust could not engage in directly, and further provided that the Manager shall at all times be subject to the terms and provisions of the Trust Agreement. The Manager shall have the power and authority, and is hereby authorized, empowered, and directed by the Trust, to enter into, execute and deliver, and to cause the Trust to perform its obligations under, each of the Transaction Documents to which the Trust is or becomes a party or signatory, and in furtherance thereof, the Class 2 Beneficial Owner, at any time prior to the issuance of the Conversion Notice, may confirm such authorization, empowerment, and direction and otherwise direct the Manager in connection with the investment activities and affairs of the Trust. The Manager shall at all times during the term of the Trust have a special and limited power of attorney as the attorney-in-fact for each Beneficial Owner, with power and authority to act in the name and on behalf of each such Beneficial Owner to execute, acknowledge, and swear to in the execution, acknowledgment and filing of documents that are not inconsistent with the provisions of this Trust Agreement relating to the FMV Option. Notwithstanding the other provisions of this Section 5.1, the Manager shall have the power and authority to cause the Trust to (i) acquire the Real Estate; and (ii) assume the Lease.

Section 5.2Manager’s Capacity. The Manager acts solely as an agent of the Trust and not in its individual capacity, and all Persons having any claim against the Manager by reason of the transactions contemplated by this Trust Agreement, the Transaction Documents, or any other document shall look only to the Trust Estate for payment or satisfaction thereof. Notwithstanding any provision of this Trust Agreement to the contrary, the Manager shall not have any liability to any Person except for its own fraud or gross negligence.

Section 5.3Duties.

(a)The Manager has primary responsibility for performing the administrative actions set forth in this Section 5.3. In addition, the Manager shall have the obligations with respect to a potential sale or other disposition of the Trust Estate set forth in Article 9. The Manager shall have no duty or obligation to comply with any directive from any Beneficial Owner with respect to the Trust Estate. The Manager shall not have any duty or obligation under or in connection with this Trust Agreement, the Trust, or any transaction or document contemplated hereby, except as expressly provided by the terms of this Trust Agreement, and no implied duties or obligations shall be read into this Trust Agreement against the Manager. The right of the Manager to perform any discretionary act enumerated herein shall not be construed as a duty. To the fullest extent permitted by applicable law, including without limitation Section 3806 of the Statutory Trust Act, (i) the Manager’s duties and liabilities relating thereto to the Trust and the Beneficial Owners shall be restricted to those duties expressly set forth in this Trust Agreement and liabilities relating thereto, and (ii) the Manager has no fiduciary duties whatsoever to the Trust or to Beneficial Owners.

(b)Without limiting the generality of Section (a) above, upon and after the issuance of the Conversion Notice, the Manager, for and on behalf of the Trust, is hereby authorized and directed to take each of the following actions necessary to conserve and protect the Trust Estate:

(1)Entering into the Contribution Agreement, acquiring the Real Estate, assuming the Lease and entering into the First Mortgage Loan;

(2)Complying with the terms of the Financing Documents;

(3)collecting rents and making distributions in accordance with Article 7;

(4)entering into any agreement for purposes of completing tax-free exchanges of real property with a qualified intermediary as defined in Regulation Section 1.1031(k)-1;

(5)notifying the relevant parties of any default by them under the Transaction Documents;

(6)taking any action which in the reasoned opinion of tax counsel to the Trust, should not have an adverse effect on either the treatment of the Trust as an “investment trust” within the meaning of Regulations Section 301.7701-4(c) or each Beneficial Owner as a “grantor” within the meaning of Code Section 671; and

(7)solely to the extent necessitated by the bankruptcy or insolvency of the Tenant or any other tenant of the Real Estate, if the Trust has not terminated under Section 9.2, entering into a new lease with respect to the Real Estate or renegotiating or refinancing any debt secured by the Real Estate (including without limitation, the First Mortgage Loan).

The foregoing notwithstanding, from and after the issuance of the Conversion Notice, under no circumstances shall the power or authority of the Manager include the ability to take any actions which would cause the Trust to cease to constitute an “investment trust” within the meaning of Regulation Section 301.7701-4(c). After issuance of the Conversion Notice, the power and authority of the Manager shall be strictly and narrowly construed so as to preserve and protect the status of the Trust as an “investment trust” for Federal income tax purposes.

(c)The Manager shall keep customary and appropriate books and records relating to the Trust and the Trust Estate. The Manager shall maintain appropriate books and records in order to provide reports of income and expenses to each Beneficial Owner as necessary for such Beneficial Owner to prepare his/her income tax returns regarding the Trust Estate.

(d)The Manager shall promptly furnish to the Beneficial Owners copies of any reports, notices, requests, demands, certificates, financial statements and any other writings that the Financing Documents require that the Manager distribute to the Beneficial Owners (unless the Manager reasonably believes the same have been already sent directly to the Beneficial Owners in which case the Manager shall have no obligation to re-distribute them).

(e)The Manager shall not be required to act or refrain from acting under this Trust Agreement if the Manager reasonably determines, or has been advised by counsel, that such actions or inactions may result in personal liability, unless the Manager is indemnified by the Trust and the Beneficial Owners against any liability and costs (including reasonable legal fees and expenses) which may result in a manner and form reasonably satisfactory to the Manager.

(f)The Manager shall not, on its own behalf (in contrast to actions that the Manager is required to perform on behalf of the Trust), have any duty to (i) file, record or deposit any document or to maintain any such filing, recording or deposit or to refile, rerecord or redeposit any such document, (ii) obtain or maintain any insurance on the Real Estate, (iii) maintain the Real Estate, (iv) pay or discharge any tax levied against any part of the Trust Estate, (v) confirm, verify, investigate or inquire into the failure to receive any reports or financial statements from any party obligated under the Financing Documents to provide such, or (vi) inspect the Real Estate at any time or ascertain or inquire as to the performance or observance of any of the covenants of any Person under the Financing Documents.

(g)The Manager shall manage, control, dispose of or otherwise deal with the Trust Estate in its discretion, subject to any restrictions or obligations set forth in this Trust Agreement.

(h)The Manager shall provide to each Person who becomes a Beneficial Owner a copy of this Trust Agreement at or before the time such Person becomes a Beneficial Owner.

(i)The Manager shall provide to the Delaware Trustee a copy of the Ownership Records contemporaneously with each revision thereto.

Section 5.4Indemnification. The Class 1 Beneficial Owners and the Trust, jointly and severally, hereby agree to (i) reimburse the Manager for all reasonable expenses (including reasonable fees and expenses of counsel and other professionals), incurred in connection with the performance of, or exercise of rights or powers under, this Trust Agreement, (ii) to the fullest extent permitted by law, indemnify, defend and hold harmless the Manager, and the officers, directors, employees and agents of the Manager (collectively, including the Manager, the “Manager Indemnified Persons”) from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including the reasonable fees and expenses of counsel and other professionals), taxes and penalties of any kind and nature whatsoever (collectively, “Manager Covered Expenses”), to the extent that such Manager Covered Expenses arise out of or are imposed upon or asserted at any time against such Manager Indemnified Persons, including without limitation on the basis of ordinary negligence on the part of any such Manager Indemnified Persons, with respect to or in connection with this Trust Agreement, the Trust, or any transaction or document contemplated hereby; provided, however, that the Class 1 Beneficial Owners shall not be required to indemnify a Manager Indemnified Person for Manager Covered Expenses to the extent such Manager Covered Expenses result from the fraud or gross negligence of such Manager Indemnified Person, and (iii) to the fullest extent permitted by law, advance to each such Manager Indemnified Person Manager Covered Expenses incurred by such Manager Indemnified Person in defending any claim, demand, action, suit or proceeding, in connection with this Trust Agreement, the Trust, or any transaction or document contemplated hereby, prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by any Class 1 Beneficial Owner of an undertaking, by or on behalf of such Manager Indemnified Person, to repay such amount unless a court of competent jurisdiction renders a final, non-appealable judgment that includes a specific finding of fact that such Manager Indemnified Person is not entitled to be indemnified therefor under this Section 5.4. The obligations of the Class 1 Beneficial Owners and the Trust under this Section 5.4 shall survive the resignation or removal of the Manager, shall survive the dissolution and termination of the Trust, and shall survive the termination, amendment, supplement, and/or restatement of this Trust Agreement. Any indemnification set forth in this Trust Agreement shall not constitute a claim against the Trust in the event its cash flow is insufficient to pay its obligations, nor shall it constitute a claim against any Beneficial Owner. Notwithstanding anything to the contrary in the above, in all cases, the obligations of the Class 1 Beneficial Owners under this Section 5.4 shall be limited to and only paid out of the Trust Estate.

Section 5.5Fees and Expenses. Except as set forth in Section 9.4, the Manager shall receive no compensation for its services as Manager. The Manager shall not have any obligation by virtue of this Trust Agreement to spend any of its own funds, or to take any action that could result in its incurring any cost or expense.

Section 5.6Sale of Trust Estate by Manager Is Binding. Any sale or other conveyance of the Trust Estate or any part thereof by the Manager made for and on behalf of the Trust pursuant to the terms of this Trust Agreement, including but not limited to the contribution of the Trust Estate to a partnership in exchange for ownership interests in such partnership in a transaction structured as a tax-deferred contribution of all, or a part of, the Trust Estate to such partnership under Section 721 of the Code, and the distribution of such ownership interests to the Investors in liquidation of the Trust pursuant to Article 9, shall bind the Trust and the Beneficial Owners and be effective to transfer or convey all rights, title and interest of the Trust and the Beneficial Owners in and to the Trust Estate.

Section 5.7Removal/ Resignation; Succession.  The Manager may resign at any time by giving at least 30 days’ prior written notice to the Delaware Trustee. The Delaware Trustee may either (I) remove the Manager for cause by written notice to the Manager, or (II) limit the duties of the Manager under this Trust Agreement. Further, “cause” sufficient to warrant a vote for removal shall exist only in the event of the fraud or gross negligence of the Manager which causes material damage to, or diminution in value of, the Trust Estate. Such resignation or removal shall be effective upon the acceptance of appointment by a successor manager as hereinafter provided. In case of the removal or resignation of the Manager, the Delaware Trustee may appoint a successor by written instrument. If a successor manager shall not have been appointed within 15 days after the giving of such notice, the Manager or any of the Beneficial Owners may apply to any court of competent jurisdiction in the United States to appoint a successor manager to act until such time, if any, as a successor shall have been appointed as provided above. Any successor so appointed by such court shall immediately and without further act be superseded by a successor appointed as provided above within one (1) year from the date of the appointment by such court. Any successor, however appointed, shall execute and deliver to its predecessor manager an instrument accepting such appointment, and thereupon such successor, without further act, shall become vested with all the rights, powers and duties of the predecessor manager in the trusts hereunder with like effect as if originally named the Manager herein; but upon the written request of such successor, such predecessor shall execute and deliver an instrument transferring to such successor, upon the trusts herein expressed, all the rights, powers and duties of such predecessor. Any right of the Beneficial Owners against a predecessor manager in its individual capacity shall survive the resignation or removal of such predecessor manager, shall survive the dissolution and termination of the Trust, and shall survive the termination, amendment, supplement, and/or restatement of this Trust Agreement.

ARTICLE 6

BENEFICIAL INTERESTS

Section 6.1Issuance of Class 1 and Class 2 Beneficial Ownership Certificates.

(a)The Class 2 Beneficial Ownership Certificate, in substantially the form set forth in Exhibit B-2, with such appropriate insertions, omissions, substitutions, endorsements and other variations as are required by this Trust Agreement, and with such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistent herewith, be approved by the Manager, shall be issued in registered form and delivered to, and registered in the name of, the Depositor. Each Class 2 Beneficial Ownership Certificate shall be printed and dated the date of its execution. Any portion of any Class 2 Beneficial Ownership Certificate may be set forth on the reverse or subsequent pages thereof. The Class 2 Beneficial Ownership Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner as may, consistently herewith, be determined by the Manager. While the Class 2 Beneficial Ownership Interests are held by a single Beneficial Owner such Certificate shall represent ownership of the entire Percentage Share from time to time of the Class 2 Beneficial Interests. If, at any time, the Class 2 Beneficial Ownership Interests are held by more than one Beneficial Owner, each Class 2 Beneficial Certificate shall represent ownership of the Percentage Share of the Beneficial Interests to which it corresponds.

(b)Following the issuance of the Conversion Notice, on and after the Closing Date one or more Investors who have executed Purchase Agreements(s) and contributed cash to the Trust shall be issued Class 1 Beneficial Ownership Certificates, in substantially the form set forth in Exhibit B-1, with such appropriate insertions, omissions, substitutions and other variations to evidence their investment and as are otherwise required by this Trust Agreement, and with such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistent herewith, be approved by the Manager. Such Class 1 Beneficial Ownership Certificates shall be issued in registered form and delivered to, and registered in the name of, the applicable Beneficial Owner. Each Class 1 Beneficial Ownership Certificate shall be printed and dated the date of its execution. Any portion of any Class 1 Beneficial Ownership Certificate may be set forth on the reverse or subsequent pages thereof. The Class 1 Beneficial Ownership Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner as may, consistently herewith, be determined by the Manager.

(c)The Manager is hereby authorized to execute each Beneficial Ownership Certificate for and on behalf of the Trust by the manual signature of any duly authorized officer of the Manager, such execution to constitute the authentication thereof.

(d)Each Beneficial Ownership Certificate bearing the manual signature of any individual who at the time such Beneficial Ownership Certificate was executed was a duly authorized officer of the Manager shall bind the Trust, notwithstanding that any such individual has ceased to hold such office or to be a duly authorized officer of the Manager prior to the delivery of such Beneficial Ownership Certificate or at any time thereafter. No Beneficial Ownership Certificate shall be valid for any purpose unless it is executed on behalf of the Trust by the Manager. The signature of a duly authorized officer of the Manager on any Beneficial Ownership Certificate shall be conclusive evidence that such Beneficial Ownership Certificate has been duly executed and authenticated under this Trust Agreement.

(e)Any Beneficial Owner shall be deemed, by virtue of the acceptance of such Beneficial Ownership Certificate or beneficial interest therein, to have agreed, accepted and become bound by, and subject to, the provisions of this Trust Agreement. Each Beneficial Owner hereby acknowledges and agrees that, in its capacity as a Beneficial Owner, it has no ability either to (i) petition for a partition of the assets of the Trust, (ii) file a petition in bankruptcy on behalf of the Trust, or (iii) take any action that consents to, aids, supports, solicits or otherwise cooperates in the filing of an involuntary bankruptcy proceeding involving the Trust.

(f)Notwithstanding anything to the contrary in this Trust Agreement, any provisions of this Trust Agreement relating to Beneficial Ownership Certificates shall be construed as optional, and it shall be within the Manager’s sole discretion as to whether or not the Trust issues Beneficial Ownership Certificates pursuant to the terms and provisions of this Trust Agreement or, in the alternative, determines and evidences the fact of ownership.

Section 6.2Ownership Records. The Manager shall at all times be the Person at whose office a Beneficial Ownership Certificate may be presented or surrendered for registration of transfer or for exchange and where notices and demands to or upon the Trust in respect of a Beneficial Ownership Certificate may be served. The Manager shall keep Ownership Records, which shall include records of the transfer and exchange of Beneficial Interests. Notwithstanding any provision of this Trust Agreement to the contrary, transfer of a Beneficial Interest in the Trust, or of any right, title or interest therein, shall occur only upon and by virtue of the entry of such transfer in the Ownership Records. In the event of any transfer not prohibited under the terms of this Trust Agreement, the Manager shall issue a new Beneficial Ownership Certificate setting forth the current percentage interest in the Trust held by such new Beneficial Owner, the transferring Beneficial Owner shall surrender its Beneficial Ownership Certificate for cancellation and if applicable the Manager shall issue a new Beneficial Ownership Certificate setting forth the Beneficial Interest retained by any transferring Beneficial Owner. The Beneficial Ownership Certificates may not be negotiated, endorsed or otherwise transferred to a holder in violation of Sections 6.4, 6.5 or 6.6.

Section 6.3Mutilated, Destroyed, Lost or Stolen Beneficial Ownership Certificates. If any Beneficial Ownership Certificate shall become mutilated, destroyed, lost or stolen, the Trust shall, upon the written request of the holder of any Beneficial Ownership Certificate thereof and presentation of the Beneficial Ownership Certificate or satisfactory evidence of destruction, loss or theft thereof to the Manager, issue and deliver in exchange therefor or in replacement thereof, a new Beneficial Ownership Certificate in the name of such Beneficial Owner evidencing the same Beneficial Interest and dated the date of its execution. If the Beneficial Ownership Certificate being replaced has become mutilated, such Beneficial Ownership Certificate shall be surrendered to the Manager. If the Beneficial Ownership Certificate being replaced has been destroyed, lost or stolen, the Beneficial Owner thereof shall furnish to the Trust and the Manager (i) a written indemnity by such Beneficial Owner to the Trust and the Manager which provides for such Person to save the Trust and the Manager harmless; and (ii) evidence satisfactory to the Trust and the Manager of the destruction, loss or theft of such Beneficial Ownership Certificate and of the ownership thereof. The applicable Beneficial Owner shall pay any tax imposed in connection therewith.

Section 6.4Restrictions on Transfer.  Except for a Permitted Transfer, the prior written consent of the Manager, which consent may be withheld in Manager’s sole and absolute discretion, is required in connection with the assignment or transfer of all or any portion of the Beneficial Interest of any Beneficial Owner. All expenses of any such transfer shall be paid by the assigning or transferring Beneficial Owner. In addition, no Class 1 Beneficial Owner, and no assignee or transferee of a Class 1 Beneficial Interest, may own more than a 49% Percentage Share of the aggregate Class 1 Beneficial Ownership Certificates, and any purported transfer or assignment of a Class 1 Beneficial Interest in violation of the foregoing shall be null, void and of no effect whatsoever.

Section 6.5Conditions to Admission of New Beneficial Owners. Any assignee or transferee of a Class 1 Beneficial Owner shall become a Class 1 Beneficial Owner only upon such assignee’s or transferee’s written acceptance and adoption of this Trust Agreement, plus the issuance by the Trust of a new Class 1 Beneficial Ownership Certificate to such assignee or transferee, copies of which will be provided by the Manager to the Delaware Trustee. Any assignee or transferee of a Class 2 Beneficial

Owner shall become a Class 2 Beneficial Owner upon the transfer of such Class 2 Beneficial Interests in accordance with Section 6.2 hereof and shall be deemed to have accepted and adopted the terms of this Trust Agreement upon the completion of such transfer.

Section 6.6Limit on Number of Beneficial Owners. Notwithstanding anything to the contrary in this Trust Agreement, the Trust shall at no time have more than one thousand nine hundred and ninety-nine (1,999) Beneficial Owners. Any transfer that results in a violation of the preceding sentence shall, to the fullest extent permitted by law, be null, void, and of no effect whatsoever.

Section 6.7Representations and Acknowledgements of Beneficial Owners. Each Beneficial Owner hereby represents and warrants that it (i) is not acquiring its Beneficial Interest with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any state of the United States; and (ii) is aware of the restrictions on transfer that are applicable to the Beneficial Interests and will not offer, sell, pledge or otherwise transfer its Beneficial Interest except in compliance with all terms and conditions of this Trust Agreement and applicable securities laws and regulations. Each Beneficial Owner hereby acknowledges that (y) no Beneficial Interest may be sold, transferred or otherwise disposed of unless expressly permitted hereunder and it is registered or qualified under the Securities Act and all other applicable laws of any applicable jurisdiction or an exemption therefrom is available in accordance with all other laws of any applicable jurisdiction; and (z) no Beneficial Interest has been or is expected to be registered under the Securities Act, and accordingly, all Beneficial Interests are subject to restrictions on transfer.

Section 6.8Status of Relationship. This Trust Agreement shall not be interpreted to impose a partnership or joint venture relationship on the Beneficial Owners either at law or in equity. Accordingly, no Beneficial Owner shall have any liability for the debts or obligations incurred by any other Beneficial Owner, with respect to the Trust Estate, or otherwise, and no Beneficial Owner shall have any authority, other than as specifically provided herein, to act on behalf of any other Beneficial Owner or to impose any obligation on any other Beneficial Owner with respect to the Trust Estate. Neither the power to give direction to the Delaware Trustee, the Manager, or any other Person nor the exercise thereof by any Beneficial Owner shall cause such Beneficial Owner to have duties (including fiduciary duties) or liabilities relating thereto to the Trust or to any Beneficial Owner. For the avoidance of doubt, the Manager has no fiduciary duties to Beneficial Owners.

Section 6.9No Legal Title to Trust Estate. The Beneficial Owners shall not have legal title to the Trust Estate. The death, incapacity, dissolution, termination, or bankruptcy of any Beneficial Owner, the Manager or the Delaware Trustee shall not result in the termination or dissolution of the Trust.

Section 6.10   In-Kind Distributions. Except as expressly provided in Section 9.2, no Beneficial Owner (i) has an interest in specific Trust property or (ii) shall have any right to demand and receive from the Trust an in-kind distribution of the Trust Estate or any portion thereof. In addition, each Beneficial Owner expressly waives any right, if any, under the Statutory Trust Act to seek a judicial dissolution of the Trust, to terminate the Trust, or, to the fullest extent permit by law, to partition the Trust Estate.

Section 6.11  Rights and Powers of Class 2 Beneficial Owner Prior to Conversion Notice. Prior to the issuance of the Conversion Notice, the Class 2 Beneficial Owner shall have the right and power, at its sole discretion (but subject to the restrictions in Article 3), to:

(a)Contribute additional assets to the Trust;

(b)Cause the Trust to negotiate or re-negotiate loans or leases; and

(c)Cause the Trust to sell all or any portion of its assets and re-invest the proceeds of such sale or sales.

It is expressly understood by the Class 2 Beneficial Owner that these powers are inconsistent with the ability to classify the Trust as an “investment trust” under Regulations Section 301.7701-4(c), and the Trust shall not be so classified prior to the issuance of the Conversion Notice. The Percentage Share of the Class 2 Beneficial Owner prior to the issuance of any Class 1 Beneficial Interests (pursuant to Section 6.14 hereof) shall be 100%.

Section 6.12  Issuance of Conversion Notice. The Class 2 Beneficial Owner may, at any time in its sole discretion, issue the Conversion Notice to the Delaware Trustee and the Manager. Upon issuance of the Conversion Notice, the Class 2 Beneficial Owner shall no longer have any of the rights or powers set forth in Section 6.11. Instead, the Class 2 Beneficial Owner shall have only those rights and powers as apply to a Class 1 Beneficial Owner (as set forth in Section 6.13).

Section 6.13  Rights and Powers of Class 1 Beneficial Owners. The Class 1 Beneficial Owners shall only have the right to receive distributions from the Trust as a result of the operations or sale of the Real Estate. The Class 1 Beneficial Owners shall not have the right or power to direct in any manner the Trust or the Manager in connection with the operation of the Trust or the actions of the Delaware Trustee or the Manager. In addition, the Class 1 Beneficial Owners shall not have the right or power to:

(a)Contribute additional assets to the Trust;

(b)Be involved in any manner in the operation or management of the Trust or its assets;

(c)Cause the Trust to negotiate or re-negotiate loans or leases; or

(d)Cause the Trust to sell its assets and re-invest the proceeds of such sale.

Section 6.14  Contributions by the Class 1 Beneficial Owners; Issuance of Class 1 Beneficial Ownership Certificates; Reduction in Class 2 Beneficial Interests. The Trust shall issue Class 1 Beneficial Ownership Certificates to the Investors upon the contribution of cash to the Trust by the Investors in exchange for Class 1 Beneficial Interests. The Trust will issue Class 1 Beneficial Interests equivalent to up to a one hundred percent (100.0%) Percentage Share of the Trust. The amount of cash contributed by, and the Percentage Share of, each Investor shall be determined by the Manager and shall be set forth in the Purchase Agreement(s) for each Investor, which shall be based upon a purchase price which in no event shall be less than the price for each Class 1 Beneficial Interest disclosed in the Memorandum. All cash contributed by an Investor in exchange for Class 1 Beneficial Interests shall be used first by the Trust to pay (either directly or indirectly by distributing such funds to the Depositor and causing Depositor to pay), subject to the Financing Documents, all reasonable and necessary costs of sale to the Investors of the Class 1 Beneficial Interests (the “Costs of Sale”); and next, to [fund the first $___________ of and to establish a Manager-controlled reserve account on behalf of and owned by the Trust for costs and expenses associated with the Real Estate (the “Trust Reserve”)]; and next, to pay to the Depositor until such time that the Depositor’s ownership of Class 2 Beneficial Interests have been fully redeemed; and next, to use any remainder (the “Net Proceeds”) to fund any remaining reimbursements, compensation and/or fees owed to the Sponsor or its affiliates in connection with the offering, all as provided in the Memorandum. In connection with each such sale of Class 1 Beneficial Interests, the Percentage Share of the Class 2 Beneficial Interests shall be reduced by an amount equal to the Percentage Share granted by the Trust to each contributing Class 1 Beneficial Owner, and the Class 2 Beneficial Owner shall simultaneously surrender such corresponding Class 2 Beneficial Ownership Certificate(s) for cancellation. Upon the sale of all of the Class 1 Beneficial Interests, the Depositor and any permitted assignee of the Class 2 Beneficial Interests will no longer have any Beneficial Interest in the Trust and no Class 2 Beneficial Interests will remain outstanding. In the event not all Class 2 Beneficial Interests are redeemed pursuant to this Section 6.14 by 24 months after the Closing Date, the Class 2 Beneficial Owner shall surrender to (i) the Trust, or (ii) such other third party, as designated by the Class 2 Beneficial Owner in its sole and absolute discretion for no additional consideration its entire remaining Class 2 Beneficial Ownership Certificate. For the avoidance of doubt, until such time as the Depositor’s Class 2 Beneficial Interests have been fully redeemed, no Net Proceeds shall be released or paid to the Sponsor or its affiliates. For U.S. federal income tax purposes, all funds received by the Trust from the Investors after issuance of the Conversion Notice shall be treated as having been used to acquire the Real Estate and pay the associated costs and expenses in connection therewith, and each Class 1 Beneficial Owner shall be treated as have funded its Percentage Share of the Trust Reserve.  Distributions with respect to each Class 2 Beneficial Interest that is redeemed upon the sale of a Class 1 Beneficial Interest shall be prorated between the holder of such redeemed Class 2 Beneficial Interest and the holder of such sold Class 1 Beneficial Interest in accordance with the number of days in the applicable Distribution period that each such holder owned its Beneficial Interest, with the date of issuance of the Class 1 Beneficial Interest being attributable to the holder of the Class 1 Beneficial Interest for proration purposes.

ARTICLE 7

DISTRIBUTIONS AND REPORTS

Section 7.1Payments from Trust Estate Only. All payments to be made by the Manager under this Trust Agreement shall be from the Trust Estate.

Section 7.2Distributions in General. The Manager shall distribute all available cash to the Beneficial Owners in accordance with their Percentage Shares on a quarterly basis, but only after (i) paying or reimbursing the Delaware Trustee and then the Manager, respectively, for any claims subject to indemnification (including as provided in Sections 4.5 and 5.4, respectively) and for their respective reasonable fees and/or expenses actually incurred on behalf of the Trust and (ii) retaining such additional amounts as the Manager in its discretion determines are necessary to pay anticipated ordinary current and future Trust expenses (“Reserves”). Reserves and any other cash retained pursuant to this paragraph shall be invested by or on behalf of the Manager only in short-term obligations of (or guaranteed by) the United States, or any agency or instrumentality thereof and in certificates of deposit or interest-bearing bank accounts of any bank or trust companies having a minimum stated capital and surplus of $100,000,000 (a “Permitted Investment”). All such obligations must mature prior to the next distribution date, and be held to maturity. All amounts distributable to the Beneficial Owners pursuant to this Trust Agreement shall be paid by check or in immediately available funds by transfer to a banking institution with bank wire transfer facilities for the account of such Beneficial Owner, as instructed from time to time by such Beneficial Owner, within nineteen (19) days of the last Business Day of each calendar quarter.

Section 7.3Distribution Upon Dissolution. In the event of the Trust’s dissolution in accordance with Article 9 hereof, all of the Trust Estate as may then exist after the winding up of its affairs in accordance with the Statutory Trust Act (including without limitation subsections (d) and (e) of Section 3808 of the Statutory Trust Act and providing for all costs and expenses, including any income or transfer taxes which may be assessed against the Trust, whether or not by reason of the dissolution of the Trust), shall, subject to Section 9.2, be distributed to those Persons who are then Beneficial Owners in their respective Percentage Shares.

Section 7.4Cash and other Accounts; Reports by the Manager. The Manager shall be responsible for receiving all cash from the Tenant and placing such cash into one or more accounts as required under the distribution and investment obligations of the Trust under Section 7.2. The Manager shall furnish annual reports to each of the Beneficial Owners as to the amounts of rent received from the Tenant, the expenses incurred by the Trust with respect to the Real Estate (if any), the amount of any Reserves and the amount of the distributions made by the Trust to the Beneficial Owners.

Section 7.5Information. Upon written demand of the Manager made by a Beneficial Owner, which written demand may not be made more than once per calendar quarter, a Beneficial Owner shall have the right to receive a copy of this Trust Agreement and the Certificate of Trust, and any amendments to either of them, provided that such copy shall not contain any identifying information with regard to any other Beneficial Owner. Except as specifically set forth in Sections 7.4 or 7.5, or elsewhere in this Trust Agreement, no Beneficial Owner or group of Beneficial Owners shall have any right to demand or receive any information, report, or document from the Manager or the Delaware Trustee. Without limiting the foregoing, no Beneficial Owner shall have the right under this Trust Agreement to receive, review, copy or inspect any list of the Members or any identifying information with regard to the Beneficial Owners, whether or not requested, and the Manager shall not have any obligation to provide such information. Notwithstanding anything to the contrary contained herein or the Statutory Trust Act, a Beneficial Owner or group of Beneficial Owners shall not have any of the rights to any information set forth in §3819 of the Statutory Trust Act that relates to the identity (or identifying information) of the other Beneficial Owners (including, but not limited to, the other Beneficial Owners’ names and addresses).

ARTICLE 8

RELIANCE; REPRESENTATIONS; COVENANTS

Section 8.1Good Faith Reliance. Neither the Delaware Trustee nor the Manager shall incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably and in good faith believed by such Person to be genuine and signed by the proper party or parties thereto. As to any fact or matter, the manner of ascertainment of which is not specifically described herein, the Delaware Trustee and the Manager may for all purposes hereof rely on a certificate, signed by or on behalf of the Person executing such certificate, as to such fact or matter, and such certificate shall constitute full protection of the Delaware Trustee and the Manager for any action taken or omitted to be taken by them in good faith in reliance thereon, and the Delaware Trustee and the Manager may conclusively rely upon any certificate furnished to such Person that on its face conforms to the requirements of this Trust Agreement. Each of the Delaware Trustee and the Manager may (i) exercise its powers and perform its duties by or through such attorneys and agents as it shall appoint with due care, and it shall not be liable for the acts or omissions of such attorneys and agents; and (ii) consult with counsel, accountants and other experts, and shall be entitled to rely upon the advice of counsel, accountants and other experts selected by it in good faith and shall be protected by the advice of such counsel and other experts in anything done or omitted to be done by it in accordance with such advice. In particular, no provision of this Trust Agreement shall be deemed to impose any duty on the Delaware Trustee or the Manager to take any action if such Person shall have been advised by counsel that such action may involve it in personal liability or is contrary to the terms hereof or to applicable law. For all purposes of this Trust Agreement, the Delaware Trustee shall be fully protected in relying upon the most recent Ownership Records delivered to it by the Manager.

Section 8.2No Representations or Warranties as to Certain Matters. NEITHER THE DELAWARE TRUSTEE NOR THE MANAGER, EITHER WHEN ACTING HEREUNDER IN ITS CAPACITY AS DELAWARE TRUSTEE OR MANAGER OR IN ITS INDIVIDUAL CAPACITY, MAKES OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, LOCATION, VALUE, CONDITION, WORKMANSHIP, DESIGN, COMPLIANCE WITH SPECIFICATIONS, CONSTRUCTION, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE TRUST ESTATE OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE TRUST ESTATE OR ANY PART THEREOF.

Neither the Delaware Trustee nor the Manager makes any representation or warranty as to (i) the title, value, condition or operation of the Real Estate, and (ii) the validity or enforceability of Transaction Documents or as to the correctness of any statement contained in any thereof, except as expressly made by the Delaware Trustee or the Manager in its individual capacity. Each of the Delaware Trustee and the Manager represents and warrants to the Beneficial Owners that it has authorized, executed and delivered the Trust Agreement.

ARTICLE 9

TERMINATION

Section 9.1Termination in General. The Trust shall not have perpetual existence and instead shall be dissolved and wound up in accordance with Section 3808 of the Statutory Trust Act upon the first to occur of a Transfer Distribution or the sale or other transfer of the Trust Estate pursuant to Section 9.3, at which time each Beneficial Owner’s Percentage Share of the Trust Estate shall be distributed to such Beneficial Owner in accordance with Section 7.3; provided, however, that in connection with a sale of the Trust Estate in accordance with Section 7.3,the First Mortgage Loan shall have been defeased, paid in full or assumed in accordance with the terms of the Financing Documents.

Section 9.2Termination to Protect and Conserve Trust Estate. Subject to the terms and conditions of the Financing Documents, upon the first to occur of (i) a sale of the Trust Estate pursuant to Section 9.3 or (ii) if the Conversion Notice has been issued and the Manager determines that (a) the Tenant is insolvent or has failed to timely pay the full rent due under the Lease after the expiration of any applicable notice and cure provisions in the Lease, (b) the Trust Estate is in jeopardy being lost due to a default or imminent default on the First Mortgage Loan, and in either case, and the Manager is prohibited from acting pursuant to Section 3.3 hereof, (c) the Tenant files for bankruptcy, seeks appointment of a receiver, makes an assignment for the benefit of its creditors or there occurs any similar event, (d) [the First Mortgage Loan will commence hyper-amortization within ninety (90) days under which all cash flow from the Real Estate will need to be utilized to pay down the principal and interest on the First Mortgage Loan,] (e) the Trust is otherwise terminated in violation of Section 3.3(c), (f) the Manager needs to take, but is precluded from taking, one of the actions enumerated in Section 3.3(c) and the Manager determines in writing that dissolution of the Trust is necessary and appropriate to preserve and protect the Trust Estate for the benefit of the Beneficial Owners, or (g) the Trust is otherwise terminated or dissolved, then, in either case, the Trust shall dissolve and wind up in accordance with Section 3808 of the Statutory Trust Act and each Beneficial Owner’s Percentage Share of the Trust Estate shall be distributed to such Beneficial Owner in accordance with this Section 9.2 in full and complete satisfaction and redemption of their Beneficial Ownership Certificates. Subject to the requirements of Section 3808 of the Statutory Trust Act, immediately before any such liquidating distributions, and only in the event that a distribution is to be made to the Beneficial Owners under Section 9.2(ii), the Manager shall transfer title to the assets comprising the Trust Estate to a newly formed Delaware limited liability company (the “Springing LLC”) that has a limited liability company operating agreement substantially similar to that set forth in Exhibit E (the “Transfer Distribution”). As part of the Transfer Distribution, the Manager shall cause the membership interests in the Springing LLC to be distributed to the Beneficial Owners in proportion to their Percentage Shares immediately prior to the dissolution of the Trust in complete satisfaction of their Beneficial Interests and their Beneficial Ownership Certificates in order to consummate the dissolution of the Trust. It is the express intent of this Trust Agreement that no distribution be made under this Section 9.2 except in the rare and unexpected situation in which such distribution is necessary to prevent the loss of the Trust Estate. To the fullest extent permitted by applicable law, the Manager shall be fully protected in any such determination made in good faith that a condition under Section 9.2(ii) exists, and shall have no liability to any Person, including without limitation the Beneficial Owners, with respect to any such determination. If a determination has been made to make a Transfer Distribution under Section 9.2(ii), the Manager may, in its discretion and upon advice of counsel, utilize such other form of transaction (including, without limitation, a conversion of the Trust into a limited liability company if then permitted by applicable law) to accomplish the transaction contemplated by the Manager pursuant to the Transfer Distribution (which other form of transaction shall only require the approval of the Manager and shall not require the approval of any Beneficial Owners or the Delaware Trustee), provided that such alternative form of transaction is entered into to preserve and protect the Trust Estate for the benefit of the Beneficial Owners and is otherwise in compliance with the Statutory Trust Act.

Section 9.3Sale of the Trust Estate. Pursuant to Section 3806(b)(3) of the Statutory Trust Act, the Manager shall sell the Trust Estate upon its determination (in its sole discretion) that a sale of the Trust Estate is appropriate. Any such sale of the Trust Estate shall occur as soon as practicable after the Manager has determined that the sale of the Trust Estate is appropriate. The Manager shall be responsible for (i) determining the fair market value of the Trust Estate, (ii) providing notice to the Delaware Trustee of the sale of the Trust Estate and (iii) conducting the sale of the Trust Estate on behalf of the Trust under commercially reasonable terms and executing such documents and instruments required to be executed by the Trust to effect such sale (the Manager shall also provide to the Delaware Trustee in execution form any documents and instruments required to be executed by the Delaware Trustee to effect such sale). The Manager (and the Delaware Trustee, if necessary) shall take all reasonable action that would seek to enable the sale to qualify, with respect to each Beneficial Owner, as a like-kind exchange within the meaning of Code Section 1031. Any sale of the Trust Estate shall be on an “as-is, where-is” basis (or on such terms as are deemed commercially reasonable by the Manager) and without any representations or warranties by the Delaware Trustee or the Manager (other than representations as to their respective authority to enter into the sale).

Section 9.4Manager Fees. The Manager shall receive a disposition fee from the Trust equal to 3.0% of the gross proceeds of any of the sale, exchange or other disposition of the Trust Estate (the “Disposition Fee”); provided, however, that the Disposition Fee will not be paid unless the aggregate gross sales price for the Trust Estate is greater than $[_____________].  The Manager shall pay all sales commissions payable to any third-party broker in connection with such sale, such that the aggregate amount of the Disposition Fee plus the third-party brokerage commission does not exceed 3.0% of the gross sales price.  The payment of the Disposition Fee shall be subordinate to the Financing Documents. For the avoidance of doubt, the Disposition Fee shall not be payable in the event the FMV Option is exercised.

Section 9.5Certificate of Cancellation. Upon the completion of the dissolution and winding up of the Trust, the Certificate of Trust shall be cancelled by the Delaware Trustee, acting upon direction by the Manager and at the expense of the Trust, and the Delaware Trustee shall execute and cause a certificate of cancellation to be filed in the office of the Secretary of State.

ARTICLE 10

FMV OPTION

Section 10.1FMV Option. Subject to the requirements of the Financing Documents and Section 10.2 and Section 10.3, each of the Investors does hereby grant to the OP, its affiliates, successors or assigns, the right, but not the obligation, to require that each such Investor exchange its interest in the Trust for units in the OP (the “OP Units”) in a transaction intended to qualify as a tax-deferred exchange under Code Section 721, pursuant to the terms of this Article 10 (the “FMV Option”). Each Investor participating in an exchange of its interest in the Trust for the OP Units pursuant to the FMV Option (a “Contributing Investor”) shall receive an amount of OP Units with an aggregate value (as determined in good faith by the OP) equal to the Exchange FMV (as defined below) of such Contributing Investor’s interest in the Trust as of the date the FMV Option is exercised[, less the amount of the Call-Option Fee (as defined below). In connection with the exercise of the FMV Option, the Manager shall receive a call option fee from the Trust equal to 1.0% of the FMV Option Appraised Value of the Property (the “Call-Option Fee”).] The FMV Option shall be exercised pursuant to a “Notice of Exchange,” a form of which is attached as Exhibit G to this Trust Agreement, delivered to the Investors by the OP. The OP and/or the Manager may, but is/are not obligated to, coordinate to provide the Investors with a non-binding survey in advance of an anticipated Notice of Exchange in order to seek input from the Investors regarding their desire to become either a become either a Contributing Investor or a Cash Investor (defined below) in connection with a contemplated exercise of the FMV Option.. Notwithstanding anything to the contrary, the OP may not exercise the FMV Option until all Investors have held their Beneficial Interests for at least two (2) years.

Section 10.2Cash Investors. Notwithstanding the provisions of Section 10.1, a Beneficial Owner may elect to have the OP acquire some or all of the Beneficial Owner’s interests in the Trust for cash rather than exchange such interests for OP Units following the exercise by the OP of its FMV Option (a Beneficial Owner who makes an election under this Section 10.2, a “Cash Investor”). If a Cash Investor elects to exercise its rights to have the OP acquire its interests in the Trust for cash under this Section 10.2 with respect to a Notice of Exchange, it shall so notify the OP in writing within twenty (20) Business Days after the date on which the Manager mails the Notice of Exchange to the Beneficial Owner. If any Beneficial Owner does not provide such notice to the Manager within twenty (20) Business Days after the mailing date of the Notice of Exchange, such Beneficial Owner will be deemed to have agreed to have the OP acquire the Beneficial Owner’s interest in the Trust in exchange for OP Units. The cash purchase price or a Cash Investor’s interest (the “Cash Amount”) shall be equal to the Exchange FMV of such Cash Investor’s interest in the Trust as of the date the FMV Option is exercised, reduced by a 2% cash redemption fee (the “Cash Redemption Fee”). For the avoidance of doubt, the Cash Redemption Fee shall only apply to the Cash Amount.

Section 10.3Documentation and Signatures; Delivery. Each Investor agrees to execute such documents and signatures as the Manager or the OP may reasonably require in connection with the exercise of the FMV Option under Section 10.1 or the cash purchase, if any, under Section 10.2. [For a Contributing Investor, the OP shall provide a tax protection agreement (a “Tax Protection Agreement”) in which the OP: (i) will agree not to directly or indirectly sell, exchange, transfer, or otherwise dispose of the Real Estate or any interest therein (without regard to whether such disposition is voluntary or involuntary) in a transaction within three (3) years of the date of the exercise of the FMV Option that would cause a Contributing Investor to recognize any gain under Code Section 704(c) (such transaction, a “Triggering Event”), and (ii) for a period of three (3) years following the occurrence of a Triggering Event, will agree to pay a Contributing Investor’s damages equal to the aggregate federal, state and local income taxes incurred by such Contributing Investor in connection with such Triggering Event.] Upon receipt of any and all documents and signatures required by the Manager or OP under this Section 10.3 (such date of final receipt, the “Receipt Date”), the Manager shall distribute (i) to any Contributing Investor the OP Units within ten (10) Business Days of the Receipt Date and (ii) to any Cash Investor the Cash Amount within ten (10) Business Days of the Receipt Date.

Section 10.4Determination of Fair Market Value of Interests in the Trust. For the purposes of the FMV Option, the fair market value (the “Exchange FMV”) of an Investor’s interests in the Trust to be acquired by the OP will be determined by multiplying: (i) the Percentage Share represented by the interests in the Trust to be acquired by the OP by (ii) the fair market value of the Property as determined by an independent appraisal firm selected by the Manager in its sole discretion (the “FMV Option Appraised Value of the Property”), less any liabilities of the Property. Such appraisal shall have been completed within one (1) year prior to the date the FMV Option is exercised. Neither discounts for lack of liquidity or minority interests shall be considered in determining the fair market value of such interests in the Trust.

Section 10.5 Continued Existence of Trust. Notwithstanding anything to the contrary in this Trust Agreement, the Trust shall survive the exercise of the FMV Option by the OP; provided, however, that following the exercise of the FMV Option and the completion of the distributions under Section 10.3, the Trust shall take any and all necessary actions to cease to be treated as a fixed investment trust under Regulations Section 301.7701-4(c) and instead be treated as a “disregarded entity” under Regulations Section 301.7701-3 for federal income tax purposes.

ARTICLE 11

MISCELLANEOUS

Section 11.1Limitations on Rights of Others; Third-Party Beneficiaries. Nothing in this Trust Agreement, whether express or implied, shall give to any Person other than the Depositor, the Delaware Trustee, the Manager, the Beneficial Owners, and the Trust any legal or equitable right, remedy or claim hereunder, and shall not confer any rights or remedies on any individual other than the parties hereto and their respective successors and permitted assigns.

Section 11.2Successors and Assigns. All covenants and agreements contained herein shall be binding upon and inure to the benefit of the Depositor, the Delaware Trustee, the Manager, the Beneficial Owners, the Trust, and their successors and assigns, all as herein provided. Any request, notice, direction, consent, waiver or other writing or action by any such Person shall bind its successors and assigns.

Section 11.3Usage of Terms. With respect to all terms in this Trust Agreement, the singular includes the plural and the plural includes the singular; words importing any gender include the other gender; references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Trust Agreement; references to Persons include their successors and permitted assigns; and the term “including” means including without limitation.

Section 11.4Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.5Amendments. This Trust Agreement may be supplemented or amended by the Manager as determined solely by the Manager and will not require the consent of the Beneficial Owners; provided, however, that without the written consent of the Delaware Trustee in its individual capacity, no such supplement or amendment shall be enforceable against the Delaware Trustee in its individual capacity to the extent such supplement or amendment affects the Delaware Trustee in its individual capacity; and provided, further, that the Manager shall not supplement or amend this Trust Agreement in a manner that is adverse to the economic interest of any Beneficial Owner(s) without the written consent of such affected Beneficial Owner(s). During the period that the First Mortgage Loan is outstanding, this Trust Agreement may not be supplement or amended, and no term or provision hereof may be waived, discharged or terminated, without Lender’s prior written consent.

Section 11.6Notices. All notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing, and given by (i) overnight courier, or

(ii) hand delivery and shall be deemed to have been duly given when received. Notices shall be provided to the parties at the addresses specified below.

If to the Depositor:

MDRR XXV Depositor 1, LLC

P.O. Box 8436

Richmond, Virginia 23226

If to the Delaware Trustee:

Sorensen Entity Services

1201 N. Orange Street, Suite 7044

Wilmington, DE 19801

If to the Manager:

MDRR XXV Trust Manager 1, LLC

P.O. Box 8436

Richmond, Virginia 23226

If to a Beneficial Owner, at such Person’s address as specified in the most recent Ownership Records.

From time to time the Depositor, Trustee, or Manager may designate a new address for purposes of notice hereunder by notice to the others, and any Beneficial Owner may designate a new address for purposes of notice hereunder by notice to the Manager.

Section 11.7Governing Law; Venue; Jury Trial Waiver. This Trust Agreement shall be governed by and construed and enforced in accordance with the laws of the state of Delaware (without regard to conflict of law principles). The laws of the state of Delaware pertaining to trusts (other than the Statutory Trust Act) shall not apply to this Trust Agreement, except to the extent otherwise required by the Statutory Trust Act. Any legal proceeding concerning interpretation or enforcement of any provision of this Trust Agreement shall be venued exclusively in the City of Richmond, Virginia. Beneficial Owners hereby waive trial by jury in any action, proceeding or counterclaim brought by any of the parties hereto on any matters whatsoever arising out of or in any way connected with this Trust Agreement, or in connection with any emergency statutory or any other statutory remedy.

Section 11.8Counterparts. This Trust Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 11.9Severability. Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each of the parties hereby waives any provision of applicable law that renders any such provision prohibited or unenforceable in any respect.

Section 11.10Signature of Beneficial Owners. By executing the Signature Page, each Investor hereby acknowledges and agrees to be bound by the terms of the limited liability company agreement contemplated under Section 9.2 and in the form substantially similar to that set forth in Exhibit E hereto (the “LLC Agreement”) when and if such limited liability company is formed in accordance with the LLC Agreement. In addition, in light of their agreement to this Section 11.10, each Investor hereby acknowledges and agrees that their signature to the LLC Agreement will not be required as of the Transfer Date (as defined in the LLC Agreement).

Section 11.11Division. Neither the Trust nor the Delaware Trustee, the Manager or any other Person, shall have the power to divide the Trust under the Statutory Trust Act or under any applicable trust law. The Trust shall not file a certificate of division, adopt a plan of division, amend any of its organizational documents, or take, permit, or consent to any other actions in order to divide the Trust into two or more entities pursuant to a plan of division.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties has caused this Trust Agreement to be duly executed as of the day and year first above written.

THE DEPOSITOR:

MDRR XXV DEPOSITOR 1, LLC,

a Delaware limited liability company

By:MDRR Sponsor TRS, LLC,

a Delaware limited liability company, as the sole member

By:____________________________________

Name:____________________________________

Title:____________________________________

THE MANAGER:

MDRR XXV TRUST MANAGER 1, LLC,

a Delaware limited liability company

By:____________________________________

Name:____________________________________

Title:____________________________________

THE DELAWARE TRUSTEE:

SORENSEN ENTITY SERVICES LLC,

a Delaware limited liability company

By:____________________________________

Name:____________________________________

Title:____________________________________

ACKNOWLEDGED AND AGREED WITH RESPECT TO ARTICLE 10:

MEDALIST DIVERSIFIED HOLDINGS, LP, a Delaware limited partnership

By:MEDALIST DIVERSIFIED REIT, INC.,

a Maryland corporation, its general partner

By:____________________________________

Name:____________________________________

Title:____________________________________

COUNTERPART SIGNATURE PAGE
TRUST AGREEMENT
OF
MDRR XXV DST 1

IN WITNESS WHEREOF, the undersigned has executed this Trust Agreement of MDRR XXV DST 1 this ____ day of ______________, 20___.

Investor:

By:

Name:

Title:

EXHIBIT A

LAND – LEGAL DESCRIPTION

ALL OF THE following PROPERTY LOCATED IN ESCAMBIA COUNTY, FLORIDA

COMMENCE AT THE SOUTHWEST CORNER OF SECTION 7 TOWNSHIP 1 SOUTH, RANGE 30 WEST ESCAMBIA COUNTY FLORIDA. THENCE GO NORTH 01 DEGREES 13 MINUTES 41 SECONDS EAST ALONG THE WEST LINE OF THE AFOREMENTIONED SECTION 7, A DISTANCE OF 98.38 FEET TO THE NORTHERLY RIGHT OF WAY LINE OF U.S HIGHWAY 90 (NINE MILE ROAD, 200FT R/W) THENCE GO SOUTH 88 DEGREES 17 MINUTES 00 SECONDS EAST ALONG THE NORTHERLY RIGHT OF WAY LINE OF SAID U.S. HIGHWAY 90 A DISTANCE OF 191.71 FEET TO THE SOUTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND AS DESCRIBED IN OFFICIAL RECORDS BOOK 6626, PAGE 1017 OF THE PUBLIC RECORDS OF SAID COUNTY THENCE CONTINUE SOUTH 88 DEGREES 17 MINUTES 00 SECONDS EAST ALONG SAID NORTH RIGHT OF WAY LINE A DISTANCE OF 742.71 FEET TO THE POINT OF BEGINNING THENCE DEPARTING SAID NORTH RIGHT OF WAY LINE GO NORTH 01 DEGREES 43 MINUTES 00 SECONDS EAST A DISTANCE OF 324.79 FEET THENCE GO NORTH 88 DEGREES 17 MINUTES 24 SECONDS WEST A DISTANCE OF 3.53 FEET THENCE GO NORTH 01 DEGREES 40 MINUTES 11 SECONDS EAST A DISTANCE OF 201.88 FEET THENCE GO SOUTH 88 DEGREES 18 MINUTES 01 SECONDS EAST A DISTANCE OF 3.22 FEET THENCE GO NORTH 01 DEGREES 43 MINUTES 00 SECONDS EAST 40.33 FEET TO A POINT ON THE SOUTH LINE OF WHISPERING PINES SUBDIVISION AS RECORDED IN PLAT BOOK 4 AT PAGE 28 OF THE PUBLIC RECORDS OF ESCAMBIA COUNTY FLORIDA THENCE GO SOUTH 88 DEGREES 19 MINUTES 24 SECONDS EAST ALONG THE SOUTH LINE OF AFORESAID WHISPERING PINES SUBDIVISION A DISTANCE OF 17 1.59 FEET THENCE DEPARTING SAID SOUTH LINE SOUTH 01 DEGREES 10 MINUTES 23 SECONDS WEST A DISTANCE OF 17.57 FEET THENCE GO SOUTH 88 DEGREES 19 MINUTES 24 SECONDS EAST A DISTANCE OF 181.31 FEET TO THE WESTERLY RIGHT OF WAY LINE OF MUSIC LANE (88 FT R/W) THENCE GO SOUTH 01 DEGREES 10 MINUTES 23 SECONDS WEST ALONG THE AFORESAID WESTERLY RIGHT OF WAY LINE OF MUSIC LANE. A DISTANCE OF 249.67 FEET THENCE DEPARTING SAID WESTERLY RIGHT OF WAY LINE GO NORTH 88 DEGREES 49 MINUTES 37 SECONDS WEST A DISTANCE OF 160.00 FEET THENCE GO SOUTH 01 DEGREES 10 MINUTES 23 SECONDS WEST A DISTANCE OF 298.48 FEET TO A POINT ON THE NORTH RIGHT OF WAY LINE OF SAID U.S. HIGHWAY 90 THENCE GO NORTH 88 DEGREES 17 MINUTES 00 SECONDS WEST ALONG SAID NORTH RIGHT OF WAY LINE A DISTANCE OF 198.27 FEET TO THE POINT OF BEGINNING.

Together with those certain easements for ingress, egress, parking, and to use of the Common Areas as set forth in that certain Declaration of Easements, Covenants and Restrictions for Nine Mile Plaza Shopping Center Pensacola, Escambia County, Florida, recorded July 17, 2014 in Official Records Book 7198, Page 274, as amended in that First Amendment to the Declaration of Easements, Covenants and Restrictions recorded 7/15/2015 in Official Records Book 7375, Page 99s, as further affected by that Second Amendment to the Declaration of Easements, Covenants and Restrictions recorded 8/26/2024, in Official Records Book 9194, Page 871, of the public records of Escambia County, Florida.

EXHIBIT B-1

FORM OF CLASS 1 BENEFICIAL OWNERSHIP CERTIFICATE

TRANSFER OF A BENEFICIAL INTEREST IN THE TRUST, OR OF ANY RIGHT, TITLE OR INTEREST THEREIN, SHALL OCCUR IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE TRUST AGREEMENT AND ONLY UPON AND BY VIRTUE OF THE ENTRY OF SUCH TRANSFER IN THE OWNERSHIP RECORDS OF THE TRUST. THIS CLASS 1 BENEFICIAL OWNERSHIP CERTIFICATE IS NON-TRANSFERABLE AND MAY NOT BE NEGOTIATED, ENDORSED OR OTHERWISE TRANSFERRED TO A HOLDER.

MDRR XXV DST 1

CLASS 1 BENEFICIAL OWNERSHIP CERTIFICATE

No._________

MDRR XXV DST 1,  a  statutory  trust  organized  under  the  laws  of  the  State  of  Delaware  (the  “Trust”),  certifies that   is the owner of a Class 1 Beneficial Interest equal to % (  percent) of the interest in the Trust, issued pursuant to the Trust Agreement dated as of _______________, 2025 (as may be amended or supplemented from time to time, the “Trust Agreement”) by and among MDRR XXV Depositor 1, LLC, as Depositor, MDRR XXV Trust Manager 1, LLC, as Manager, and Sorensen Entity Services LLC, as Trustee.

All capitalized terms used in this Class 1 Beneficial Ownership Certificate and not defined herein shall have the meanings assigned to such terms in the Trust Agreement. Reference is made to the Trust Agreement and any agreements supplemental thereto for a statement of the respective rights and obligations thereunder of the Depositor, the Manager, the Delaware Trustee, and the Beneficial Owners. This Class 1 Beneficial Ownership Certificate is subject to all terms of the Trust Agreement.

The Class 1 Beneficial Interest evidenced by this Class 1 Beneficial Ownership Certificate is subject to a right of first refusal in favor of the Manager (or any Affiliate thereof designated by the Manager) and the other Class 1 Beneficial Owners. Additional information concerning the terms of the right of first refusal are set forth in Section 6.4 of the Trust Agreement.

This Class 1 Beneficial Ownership Certificate shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware.

By accepting this Class 1 Beneficial Ownership Certificate, the holder hereof hereby acknowledges and agrees that in its capacity as a Beneficial Owner it lacks the ability to (i) seek a partition of the Trust’s assets, (ii) file a voluntary bankruptcy petition on behalf of the Trust, or (iii) institute against, or join any other Person in instituting against, the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any applicable insolvency law.

IN WITNESS WHEREOF, the Issuer has caused this Class 1 Beneficial Ownership Certificate to be signed manually by the Manager in accordance with the terms of the Trust Agreement.

Date:_________

MDRR XXV DST 1

By:	MDRR XXV Trust Manager 1, LLC, not in its individual capacity, but solely as Manager of the Issuer

By:____________________________________

Name:____________________________________

Title:____________________________________

EXHIBIT B-2

FORM OF CLASS 2 BENEFICIAL OWNERSHIP CERTIFICATE

TRANSFER OF A BENEFICIAL INTEREST IN THE TRUST, OR OF ANY RIGHT, TITLE OR INTEREST THEREIN, SHALL OCCUR ONLY UPON AND BY VIRTUE OF THE ENTRY OF SUCH TRANSFER IN THE OWNERSHIP RECORDS OF THE TRUST. THIS CLASS 2 BENEFICIAL OWNERSHIP CERTIFICATE IS NON-TRANSFERABLE AND MAY NOT BE NEGOTIATED, ENDORSED OR OTHERWISE TRANSFERRED TO A HOLDER.

MDRR XXV DST 1

CLASS 2 BENEFICIAL OWNERSHIP CERTIFICATE

No._________

MDRR XXV DST 1, a statutory trust organized under the laws of the State of Delaware (the “Trust”), certifies that is the owner of  % of the issued and outstanding Class 2 Beneficial Interests in the Trust, issued pursuant to the Trust Agreement dated as of _________________, 2025 (as may be amended or supplemented from time to time, the “Trust Agreement”) by and among MDRR XXV Depositor 1, LLC, as Depositor, MDRR XXV Trust Manager 1, LLC, as Manager, and Sorensen Entity Services LLC, as Trustee.

All capitalized terms used in this Class 2 Beneficial Ownership Certificate and not defined herein shall have the meanings assigned to such terms in the Trust Agreement. Reference is made to the Trust Agreement and any agreements supplemental thereto for a statement of the respective rights and obligations thereunder of the Depositor, the Manager, the Delaware Trustee, and the Beneficial Owners. This Class 2 Beneficial Ownership Certificate is subject to all terms of the Trust Agreement. Any transferee or assignee of all or any portion of the Class 2 Beneficial Ownership Interests represented by this Class 2 Beneficial Ownership Certificate is subject to, and agrees to be bound and abide by the terms of the Trust Agreement.

This Class 2 Beneficial Ownership Certificate shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware.

By accepting this Class 2 Beneficial Ownership Certificate, the holder hereof hereby acknowledges and agrees that in its capacity as a Beneficial Owner it lacks the ability to (i) seek a partition of the Trust’s assets, (ii) file a voluntary bankruptcy petition on behalf of the Trust, or (iii) institute against, or join any other Person in instituting against, the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any applicable insolvency law.

IN WITNESS WHEREOF, the Issuer has caused this Class 2 Beneficial Ownership Certificate to be signed manually by the Manager in accordance with the terms of the Trust Agreement.

Date:_________

MDRR XXV DST 1

By:	MDRR XXV Trust Manager 1, LLC, not in its individual capacity, but solely as Manager of the Issuer

By:____________________________________

Name:____________________________________

Title:____________________________________

ENDORSEMENT

FOR VALUE RECEIVED, MDRR XXV Depositor 1, LLC, the registered holder, hereby assigns, transfers, conveys, and delivers unto   the Class 2 Beneficial Interests in MDRR XXV DST 1, a Delaware statutory trust (the “Trust”), standing in its name on the books of said Trust and represented by Class 2 Beneficial Ownership Certificate, Certificate Number 1 and does hereby irrevocably constitute and appoint ________ attorney to transfer the said Class 2 Beneficial Ownership Interest on the books of the Trust with full power of substitution in the premises.

Dated_________

MDRR XXV Depositor 1, LLC,

a Delaware limited liability company,

By:MDRR Sponsor TRS, LLC,

a Delaware limited liability company, as the sole member

By:_______________________________

Name:_______________________________

Title:_______________________________

EXHIBIT C

CERTIFICATE OF TRUST OF

MDRR XXV DST 1

(COPY TO BE ATTACHED)

EXHIBIT D

OWNERSHIP RECORDS FOR

MDRR XXV DST 1

LAST REVISED  , 20 .

Name:	Mailing Address:	Percentage (%) Beneficial Interest

I hereby certify that the foregoing Ownership Records are complete and accurate as of the date set forth above.

MDRR TRS SIGNATORY TRUSTEE, LLC, not in its individual capacity, but solely as Manager

By:____________________________________

Name:____________________________________

Title:____________________________________

EXHIBIT E

FORM OF LIMITED LIABILITY COMPANY AGREEMENT

OPERATING AGREEMENT OF

MDRR XXV SPRINGING, LLC

This Limited Liability Company Agreement (“Agreement”), effective as of the Transfer Date, is entered into by and between MDRR XXV DST 1, a Delaware statutory trust (the “Trust” or the “Initial Member”), as the Initial Member, and MDRR XXV Springing Manager 1, LLC, a Delaware limited liability company (the “Manager”) and with the expectation of the admission of the parties listed on Exhibit II attached hereto, as Members, pursuant to the Act on the following terms and conditions.

RECITALS

WHEREAS, an Affiliate of the Manager established the Trust to acquire and hold the Property and sell Beneficial Interests in the Trust, pursuant to that certain Confidential Private Placement Memorandum (as supplemented or amended, the “Memorandum”);

WHEREAS, the Members hold all of the Beneficial Interests in the Trust as the Beneficial Owners thereof and in the percentage amounts reflected on Exhibit II attached hereto;

WHEREAS, the Manager or its predecessor in interest has determined that a distribution of Units to the Beneficial Owners in proportion to their Beneficial Interests should be made pursuant to Section 9.2 of the Trust Agreement in order to preserve and protect the Trust Estate;

WHEREAS, in order to preserve and protect the Trust Estate, the Manager established the Company to hold the Property and issue the Units to the Trust in exchange for its contribution of the Trust Estate to the Company; and

WHEREAS, the Trust, as Initial Member, will distribute all of the Units held by the Trust to the Beneficial Owners (in the amounts reflected on Exhibit II attached hereto) in proportion to their Beneficial Interests, and, in connection therewith, the Manager will admit the Beneficial Owners as Members of the Company and the interest of the Initial Member in the Company will be terminated.

NOW THEREFORE, the Members and the Manager agree that the Company shall be governed by and operated pursuant to the Act and the terms of this Agreement as hereinafter set forth.

1.Organization.

1.1Limited Liability Company. On or prior to the Transfer Date, the Manager shall file a Certificate of Formation with the office of the Secretary of State of Delaware in accordance with and pursuant to the Act to form the Company.

1.2Name and Place of Business. The name of the Company shall be “MDRR XXV Springing, LLC”, and its principal place of business shall be at __________________. The Manager may change such name, change such place of business or establish additional places of business of the Company as the Manager may determine to be necessary or desirable.

1.3Business and Purpose of the Company. The nature of the business and the purposes to be conducted and promoted by the Company are to engage solely in the following activities:

1.3.1To own, hold, sell, assign, transfer, and otherwise deal with the Property.

1.3.2To exercise all powers enumerated in the Act if necessary or convenient to the conduct, promotion or attainment of the business or purposes otherwise set forth herein.

1.3.3  Notwithstanding anything to the contrary set forth in paragraphs 1.3.1 and 1.3.2 above, since its formation and thereafter until the First Mortgage Loan is paid in full, the Company will continue to (i) be organized solely for the purpose of owning the Property, (ii) not engage in any business unrelated to the ownership of the Property, and (iii) not have any assets other than those related to the Property.

1.4Term. The term of the Company shall terminate as provided in Section 14 of this Agreement.

1.5Required Filings. The Manager shall execute, acknowledge, file, record and/or publish such certificates and documents as may be required by this Agreement or by law in connection with the formation and operation of the Company.

1.6Registered Office and Registered Agent. The Company’s initial registered office and initial registered agent shall be as provided in the Certificate of Formation. The registered office and registered agent may be changed from time to time by the Manager by filing the address of the new registered office and/or the name of the new registered agent pursuant to the Act.

1.7Certain Transactions. Any Member, or any Affiliate of a Member, or any shareholder, officer, director, employee, partner, member or any person owning an interest therein, may engage in or possess an interest in any other business or venture of any nature or description, whether or not competitive with the Company, including, but not limited to, the acquisition, syndication, ownership, financing, leasing, operation, maintenance, management, brokerage, construction and development of property similar to the Property and no Member, or any Affiliate of a Member, or any shareholder, officer, director, employee, partner, member or any person owning an interest therein shall have any interest in such other business or venture by reason of their interest in the Company.

2.Definitions. Definitions for this Agreement are set forth on Exhibit I and are incorporated herein.

3.Capitalization and Financing.

3.1Members’ Capital Contributions.

3.1.1Initial Member. The Trust, as the Initial Member, shall contribute the Trust Estate to the Company in exchange for all of the authorized Units in the Company. The Trust shall then distribute the Units to the Beneficial Owners in proportion to and in exchange for, and in termination of, their Beneficial Interests in the Trust.

3.1.2Units. The Company is hereby authorized to initially issue ten thousand (10,000) Units and to admit the Beneficial Owners as Members of the Company.

3.1.3Liabilities of Members. Except as specifically provided in this Agreement, neither the Manager nor any Member shall be required to make any additional contributions to the Company and no Manager or Member shall be liable for the debts, liabilities, contracts, or any other obligations of the Company, nor shall the Manager or the Members be required to lend any funds to the Company.

3.2Additional Voluntary Capital Contributions or Additional Units. The Manager may determine, in its sole discretion, that Capital Expenditures are in the best interest of the Company. The Manager may request the Members to make additional voluntary capital contributions (“Additional Voluntary Capital Contributions”) or may sell additional Units to new Members to enable the Company to make Capital Expenditures. In the event the Manager requests Additional Voluntary Capital Contributions, the Manager shall notify the Members in writing of the requested amount of such Additional Voluntary Capital Contribution, and a Member may, within fifteen (15) days of receiving such notice, elect (in writing by notice given to the Manager) to make the requested Additional Voluntary Capital Contributions. If the total specified amount by the Members wishing to make the Additional Voluntary Capital Contributions is less than the amount requested by the Manager, the Manager, in addition to providing the Members with a supplemental request for the remaining portion of the requested Additional Voluntary Capital Contribution, is hereby authorized to admit additional Members as necessary to insure that it receives the requested amount of Additional Voluntary Capital Contributions. To the extent that any Additional Voluntary Capital Contributions are made, whether by existing Members or upon the sale of Units to new Members, new Units shall be issued for those Additional Voluntary Capital Contributions on the basis of the fair market value as determined in the sole discretion of the Manager. In the event the Manager determines to sell additional Units, existing Members may participate on the same basis as new Members on a first-come first-serve basis. Fractional Units may be issued hereunder.

3.3Manager Loans. The Manager or its Affiliates may, but will have no obligation to, make loans to the Company to pay Company operating expenses if deemed necessary in Manager’s reasonable business judgment. Any such loan shall bear interest at the actual cost of funds to the Manager and provide for the payment of principal and any accrued but unpaid interest in accordance with the terms of the promissory note evidencing such loan, but in no event later than dissolution of the Company.

4.Allocation of Income and Loss.

4.1Allocation to the Manager and Members. For each fiscal year, the income and loss of the Company shall be allocated to the Members in proportion to their Units.

4.2Allocation Among Units. Except as otherwise provided in this Agreement, all Distributions and allocations made to the Units shall be in the ratio of the number of Units held by each such Member on the date of such allocation (which allocation date shall be deemed to be the last day of each month) to the total outstanding Units as of such date, and, except as otherwise provided in this Agreement, without regard to the number of days during such month that the Units were held by each Member. In the event additional Members are admitted to the Company on different dates during any fiscal year, the income or loss allocated to Members for that fiscal year shall be apportioned among them in proportion to the number of Units each Member held from time to time during the fiscal year in accordance with Code Section 706.

4.3Allocation of Company Items. Except as otherwise provided herein, whenever a proportionate part of income or loss is allocated to a Member, every item of income, gain, loss or deduction entering into the computation of such income or loss, and every item of credit or tax preference related to such allocation and applicable to the period during which such income or loss was realized, shall be allocated to a Member in the same proportion.

4.4Assignment. In the event of the assignment of a Unit, the income and loss shall be apportioned as between the Member and his or her assignee based upon the number of months of their respective ownership during the year in which the assignment occurs, without regard to the results of the Company’s operations during the period before or after such assignment. Distributions shall be made to the holder of record of the Units as of the date of the Distribution. An assignee that receives Units during the first fifteen (15) days of a month will receive any allocations relative to such month. An assignee that acquires Units on or after the sixteenth (16th) day of a month will be treated as acquiring his or her Units on the first day of the following month.

4.5Consent of Members. The methods for allocating income and loss are hereby expressly consented to by each Member as a condition of becoming a Member.

4.6Withholding Obligations.

4.6.1If the Company is required (as determined in good faith by the Manager) to make a payment (“Tax Payment”) with respect to any Member to discharge any legal obligation on the part of the Company or the Manager to make payments to any governmental authority with respect to any federal, foreign, state or local tax liability of such Member arising as a result of such Member’s interest in the Company, then, notwithstanding any other provision of this Agreement to the contrary, the amount of any such Tax Payment shall be deemed to be a loan by the Company to such Member, which loan shall bear interest at the Prime Rate and be payable upon demand or by offset to any Distribution which otherwise would be made to such Member.

4.6.2If and to the extent the Company or the Manager is required to make any Tax Payment with respect to any Member, or elects to make payment on any loan described in Section 4.6.1 by offset to a Distribution to a Member, either (i) such Member’s proportionate share of such Distribution shall be reduced by the amount of such Tax Payment, or (ii) such Member shall pay to the Company prior to such Distribution an amount of cash equal to such Tax Payment. In the event a portion of a Distribution in kind is retained by the Company pursuant to clause (i) above, such retained property may, in the discretion of the Manager, either (A) be distributed to the other Members, or (B) be sold by the Company to generate the cash necessary to satisfy such Tax Payment. If the property is sold, then for purposes of income tax allocations only under this Agreement, any gain or loss from such sale or exchange shall be allocated to the Member to whom the Tax Payment relates. If the property is sold at a gain, and the Company is required to make any Tax Payment on such gain, the Member to whom the gain is allocated shall pay the Company prior to the due date of the Tax Payment an amount of cash equal to such Tax Payment.

4.6.3The Manager shall be entitled to hold back any Distribution to any Member to the extent the Manager believes in good faith that a Tax Payment will be required with respect to such Member in the future and the Manager believes that there will not be sufficient subsequent Distributions to make such Tax Payment.

5.Distributions.

5.1Cash from Operations. Except as provided in Section 5.2 and as otherwise provided in Section 14, Distributable Cash with respect to each calendar year shall be distributed to the Members in proportion to their Units.

5.2Restrictions. The Company intends to make periodic distributions of substantially all cash determined by the Manager to be distributable, subject to the following: (i) Distributions may be restricted or suspended for periods when the Manager determines in its reasonable discretion that it is in the best interest of the Company; (ii) all Distributions are subject to the establishment and maintenance by Manager of reasonable reserves for payment of potential future Company obligations; and (iii) all Distributions shall be paid only to the extent that all currently due operating expenses have been paid or otherwise provided for.

6.Compensation to the Manager and its Affiliates.

6.1Fees and Compensation to the Manager and its Affiliates. The Manager, its Affiliates, and

Affiliates of officers of the Manager shall be entitled to receive an administrative fee and additional compensation for any additional service performed on behalf of the Company equal to the then prevailing market rates for similar services performed in the area where the Property is located.  In addition, he Manager shall receive a disposition fee from the Trust equal to 3.0% of the gross proceeds of any of the sale, exchange or other disposition of the Trust Estate (the “Disposition Fee”); provided, however, that the Disposition Fee will not be paid unless the aggregate gross sales price for the Trust Estate is greater than $[_____________].  The Manager shall pay all sales commissions payable to any third-party broker in connection with such sale, such that the aggregate amount of the Disposition Fee plus the third-party brokerage commission does not exceed 3.0% of the gross sales price.  The payment of the Disposition Fee shall be subordinate to the Financing Documents. For the avoidance of doubt, the Disposition Fee shall not be payable in the event the FMV Option is exercised. For the avoidance of doubt, the Disposition Fee shall not be payable in the event the FMV Option is exercised.

6.2Company Expenses.

6.2.1Operating Expenses. Subject to the limitations set forth in Section 6.2.2, the Company shall pay directly, or reimburse the Manager as the case may be, for all of the costs and expenses of the Company’s operations, including, without limitation, the following costs and expenses: (i) all Organization Expenses advanced or otherwise paid by the Manager; (ii) all costs of personnel employed by the Company and directly involved in the Company’s business; (iii) all compensation due to the Manager or its Affiliates; (iv) all costs of personnel employed by the Manager or its Affiliates and directly involved in the business of the Company; (v) all costs of borrowed money and taxes applicable to the Company; (vi) legal, accounting, audit, brokerage, and other fees; (vii) fees and expenses paid to independent contractors, mortgage bankers, real estate brokers, and other agents; (viii) all expenses incurred in connection with the maintenance of Company books and records, the preparation and dissemination of reports, tax returns or other information to the Members and the making of Distributions to the Members; (ix) expenses incurred in preparation and filing reports or other information with appropriate regulatory agencies; (x) expenses of insurance as required in connection with the business of the Company, other than any insurance insuring the Manager against losses for which it is not entitled to be indemnified under Section 7.7; (xi) costs incurred in connection with any litigation in which the Company may become involved, or any examination, investigation, or other proceedings conducted by any regulatory agency, including legal and accounting fees; (xii) the actual costs of goods and materials used by or for the Company; (xiii) the costs of services that could be performed directly for the Company by independent parties such as legal, accounting, secretarial or clerical, reporting, transfer agent, data processing and duplicating services but which are in fact performed by the Manager or its Affiliates, but not in excess of the lesser of: (a) the actual costs to the Manager or its Affiliates of providing such services; or (b) the amounts which the Company would otherwise be required to pay to independent parties for comparable services in the same geographic locale; (xiv) expenses of Company administration, accounting, documentation and reporting;(xv) expenses of revising, amending, modifying, or terminating this Agreement; (xvi) all travel expenses incurred in connection with the Company’s business; and (xvii) all other costs and expenses incurred in connection with the business of the Company exclusive of those set forth in Section 6.2.2. All payments set forth herein shall be paid from any funds available after payment of, or other provision for, all other currently due operating expenses for the Property.

6.2.2Manager Overhead. Except as set forth in this Section 6, the Manager and its Affiliates shall not be reimbursed for overhead expenses incurred in connection with the Company, including but not limited to rent, depreciation, utilities, capital equipment, or other administrative items.

7.Authority and Responsibilities of the Manager.

7.1Management. The Manager shall manage the business and affairs of the Company. Except as otherwise set forth in this Agreement and the Certificate of Formation, and to the maximum extent permitted by law, the Manager shall have full and complete authority, power and discretion to manage and control the business, affairs and properties of the Company, to make all decisions regarding those matters, and to perform any and all other acts or activities customary or incident to the management of the Company’s business.

7.2Number, Tenure and Qualifications. The Company shall have one Manager, which shall be MDRR XXV Springing Manager 1, LLC. The Manager shall remain the Manager until such Manager is removed, withdraws or resigns.

7.3Manager Authority. The Manager shall have all authority, rights and powers conferred by law (subject only to Section 7.4 and Section 10 hereof and the Certificate of Formation) and those required or appropriate to the management of the Company’s business, as limited by Section 1.3, which, by way of illustration but not by way of limitation, shall include the right, authority and power to cause the Company to:

7.3.1Take all actions relating to the management of the Property;

7.3.2Hold, sell, exchange or otherwise dispose of the Property;

7.3.3Borrow money, and, if security is required therefor subject the Property to any security device, and to prepay, in whole or in part, refinance, increase, modify, consolidate, or extend any security device. All of the foregoing shall be on such terms and in such amounts as the Manager, in its sole discretion, deems to be in the best interest of the Company;

7.3.4Enter into such contracts and agreements as the Manager determines to be reasonably necessary or appropriate in connection with the Company’s business and purpose (including contracts with Affiliates of the Manager), and any contract of insurance that the Manager deems necessary or appropriate for the protection of the Company and the Manager, including errors and omissions insurance, for the conservation of Company assets, or for any purpose convenient or beneficial to the Company;

7.3.5Employ persons, who may be Affiliates of the Manager, in the operation and management of the business of the Company;

7.3.6Prepare or cause to be prepared reports, statements, and other relevant information for distribution to the Members;
7.3.7Open accounts and deposits and maintain funds in the name of the Company in banks, savings and loan associations, “money market” mutual funds and other instruments as the Manager may deem in its discretion to be necessary or desirable;

7.3.8Cause the Company to make or revoke any of the elections referred to in the Code (the Manager shall have no obligation to make any such elections);

7.3.9Select as its accounting year a calendar or fiscal year as may be approved by the Internal Revenue Service (the Company initially intends to adopt the calendar year);

7.3.10Determine the appropriate accounting method or methods to be used by the Company;

7.3.11In addition to any amendments otherwise authorized herein, amend this Agreement without any action on the part of the Members by special or general power of attorney or otherwise to:

(a)Add to the representations, duties, services or obligations of the Manager or its Affiliates, for the benefit of the Members;

(b)Cure any ambiguity or mistake, correct or supplement any provision herein that may be inconsistent with any other provision herein, or make any other provision with respect to matters or questions arising under this Agreement that will not be inconsistent with the provisions of this Agreement;

(c)Amend this Agreement to reflect the addition or substitution of Members;

(d)Minimize the adverse impact of, or comply with, any final regulation of the United States Department of Labor, or other federal agency having jurisdiction, defining “plan assets” for ERISA purposes;

(e)Reconstitute the Company under the laws of another state if beneficial;

(f)Execute, acknowledge and deliver any and all instruments to effectuate the foregoing, including the execution, acknowledgment and delivery of any such instrument by the attorney-in-fact for the Manager under a special or limited power of attorney, and to take all such actions in connection therewith as the Manager shall deem necessary or appropriate with the signature of the Manager acting alone;

(g)Make any changes to this Agreement required by any lender that may be required to obtain financing or any refinancing so long as such changes are not adverse to the interests of the Members; and

(h)Delete or add any provision to this Agreement required to be so deleted or added for the benefit of the members by the staff of the Securities and Exchange Commission or by a state “Blue Sky” Commissioner or similar official.

7.3.12Require in any Company contract that the Manager shall not have any personal liability, but that the person or entity contracting with the Company is to look solely to the Company and its assets for satisfaction;

7.3.13Lease personal property for use by the Company;

7.3.14Establish reserves from income in such amounts as the Manager may deem appropriate;

7.3.15Provided it does not violate or conflict with the Financing Documents, make secured or unsecured loans to the Company and receive interest at the rates set forth herein;
7.3.16Represent the Company and the Members as “partnership representative” within the meaning of the Code in discussions with the Internal Revenue Service regarding the tax treatment of items of Company income, loss, deduction or credit, or any other matter reflected in the Company’s returns, and, if deemed in the best interest of the Members, to agree to final Company administrative adjustments or file a petition for a readjustment of the Company items in question with the applicable court;

7.3.17Redeem or repurchase Units on behalf of the Company;

7.3.18Hold an election for a successor Manager before the resignation, withdrawal, expulsion or dissolution of the Manager;

7.3.19Initiate, settle and defend legal actions on behalf of the Company;

7.3.20Admit itself as a Member, but only to the extent necessary to fulfill its duties as the manager of the Company and, in any event, without any Economic Interest;

7.3.21Enter into any transaction with any partnership, company or venture;

7.3.22Perform any and all other acts which the Manager is obligated to perform hereunder;

7.3.23Perform any and all other acts which the Manager is permitted to perform under the Act;

and

7.3.24Execute, acknowledge and deliver any and all instruments to effectuate the foregoing and take all such actions in connection therewith as the Manager may deem necessary or appropriate. The Manager may, on behalf and in the name of the Company, execute any and all documents or instruments.

7.4Restrictions on Manager’s Authority. Subject to the balance of the terms of this Agreement and the Certificate of Formation, neither the Manager nor any Affiliates shall have authority, without a Majority Vote of the Units, to:

7.4.1Enter into contracts with the Company that would bind the Company after the expulsion, withdrawal, Event of Insolvency, or other cessation to exist of the Manager, or to continue the business of the Company after the occurrence of such event;

7.4.2Use or permit any other person to use Company funds or assets in any manner except for the exclusive benefit of the Company;

7.4.3Alter the primary purpose of the Company;

7.4.4Sell or lease to the Company any real property in which the Manager or any Affiliate has any interest;

7.4.5Admit another person or entity as the Manager, except with the consent of the Members as provided in this Agreement;

7.4.6Reinvest Cash from Operations in any additional properties;

7.4.7Enter into any agreement imposing personal liability on any Member; or

7.4.8Commingle the Company funds with those of any other person or entity, except for (i) the temporary deposit of funds in a bank checking account for the sole purpose of making Distributions immediately thereafter to the Members and the Manager or (ii) funds attributable to the Property and held for use in the management of the operations of the Property.
7.5Responsibilities of the Manager. The Manager shall:

7.5.1Have a fiduciary responsibility for the safekeeping and use of all the funds of the Company (but Manager shall have no other fiduciary duties);

7.5.2Devote such of its time and business efforts to the business of the Company as it shall in its discretion, exercised in good faith, determine to be necessary to conduct the business of the Company for the benefit of the Company and the Members;

7.5.3File and publish all certificates, statements, or other instruments required by law for formation, qualification and operation of the Company and for the conduct of its business in all appropriate jurisdictions;

7.5.4Cause the Company to be protected by public liability, property damage and other insurance determined by the Manager in its discretion to be appropriate to the business of the Company;

and

7.5.5At all times use its best efforts to meet applicable requirements for the Company to be taxed as a Company and not as an association taxable as a corporation.

7.6Administration of Company. So long as it is the Manager and the provisions of this Agreement for compensation and reimbursement of expenses of the Manager are observed, the Manager shall have the responsibility of providing continuing administrative and executive support, advice, consultation, analysis and supervision with respect to the functions of the Company, and compliance with federal, state and local regulatory requirements and procedures. In this regard, the Manager may retain the services of such Affiliates or unaffiliated parties as the Manager may deem appropriate to provide management and financial consultation and advice, and may enter into agreements for the management and operation of Company assets.

7.7Indemnification of Manager.

7.7.1The Manager, its shareholders, Affiliates, officers, directors, partners, manager, members, employees, agents and assigns, shall not be liable for, and shall be indemnified and held harmless (to the extent of the Company’s assets) from, any loss or damage incurred by them, the Company or the Members in connection with the business of the Company, including costs and reasonable attorneys’ fees and any amounts expended in the settlement of any claims of loss or damage resulting from any act or omission, which shall not constitute fraud or gross negligence, pursuant to the authority granted, to promote the interests of the Company. Moreover, the Manager shall not be liable to the Company or the Members because any taxing authorities disallow or adjust any deductions or credits in the Company income tax returns.

7.7.2Notwithstanding anything contained herein to the contrary, any indemnification of the Manager or any Member shall be fully subordinated to any obligations respecting the Property (including without limitation, the Financing Documents which secure the First Mortgage Loan) and such indemnification shall not constitute a claim against the Company in the event that cash flow in excess of amounts necessary to pay holders of such obligations is insufficient to pay such indemnification obligations.

7.8No Personal Liability for Return of Capital. The Manager shall not be personally liable or responsible for the return or repayment of all or any portion of the Capital Contribution of any Member or any loan made by any Member to the Company, it being expressly understood that any such return of capital or repayment of any loan shall be made solely from the assets (which shall not include any right of contribution from any Member) of the Company.

7.9Authority as to Third Persons.
7.9.1No third party dealing with the Company shall be required to investigate the authority of the Manager or secure the approval or confirmation by any Member of any act of the Manager in connection with the Company business. No purchaser of any property or interest owned by the Company shall be required to determine the right to sell or the authority of the Manager to sign and deliver any instrument of transfer on behalf of the Company, or to see to the application or distribution of revenues or proceeds paid or credited in connection therewith.

7.9.2The Manager shall have full authority to execute on behalf of the Company any and all agreements, contracts, conveyances, deeds, mortgages and other instruments, and the execution thereof by the Manager, executing on behalf of the Company, shall be the only execution necessary to bind the Company thereto. No signature of any Member shall be required.

7.9.3The Manager shall have the right by separate instrument or document to authorize one or more individuals or entities to execute leases and lease-related documents on behalf of the Company and any leases and documents executed by such agent shall be binding upon the Company as if executed by the Manager.

8.[Intentionally Omitted]

9.Rights, Authority and Voting of The Members.

9.1Members are Not Agents. Pursuant to Section 7 and the Certificate of Formation, the day-to-day management of the Company is vested solely in the Manager. No Member, acting in the capacity of a Member, is an agent of the Company nor can any Member in such capacity bind or execute any instrument on behalf of the Company.

9.2Voting Rights of Members. Members who own Units shall be entitled to cast one vote for each Unit they own. Except as otherwise specifically provided in this Agreement, Members shall have the right to vote only upon the following matters:

9.2.1Removal of the Manager as provided in Section 11.2 of this Agreement;

9.2.2Election of a successor Partnership Representative;

9.2.3Amendment of this Agreement (except as otherwise provided herein);

9.2.4Extension of the term of the Company as provided in Section 14.1.4 when there is a Dissolution Event; or

9.2.5Election of a successor Manager.

9.3Member Vote; Consent of Manager. All matters upon which the Members may vote, except as otherwise provided in this Agreement, shall require a Majority Vote and, except for removal of the Manager as provided in Section 11.2, the consent of the Manager to pass and become effective, which consent of Manager shall not be unreasonably withheld, conditioned, or delayed.

9.4Meetings of the Members. The Manager may at any time call for a meeting of the Members, or for a vote without a meeting, on matters on which the Members are entitled to vote, and shall call for such a meeting (but not a vote without a meeting) following receipt of a written request therefor of Members holding more than ten percent (10%) of the Units entitled to vote as of the record date. Within twenty (20) days after receipt of such request, the Manager shall notify all Members of record on the record date of the meeting.

9.4.1Notice. Except as provided by Section 9.4.5, written notice of each meeting shall be given to each Member entitled to vote, either personally or by mail or other means of written communication, charges prepaid, addressed to such Member at his or her address appearing on the books of the Company or given by him or her to the Company for the purpose of notice or, if no such address appears or is given, at the principal executive office of the Company, or by publication of notice at least once in a newspaper of general circulation in the county in which such office is located. All such notices shall be sent not less than five (5), nor more than sixty (60), days before such meeting. The notice shall specify the place, date and hour of the meeting and the general nature of business to be transacted, and no other business shall be transacted at the meeting.

9.4.2Adjourned Meeting and Notice Thereof. When a Members’ meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business that might have been transacted at the original meeting. If the adjournment is for more than forty-five (45) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Member of record entitled to vote at the meeting.

9.4.3Quorum. The presence in person or by proxy of the persons entitled to vote a majority of the Units shall constitute a quorum for the transaction of business. The Members present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment. Any meeting of Members may be adjourned from time to time by a Majority Vote of the Units represented either in person or by proxy.

9.4.4Consent of Absentees. The transactions of any meeting of Members, however called and noticed and wherever held, are as valid as though they occurred at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of the meeting or an approval of the minutes thereof. All waivers, consents and approvals shall be filed with the Company records or made a part of the minutes of the meeting.

9.4.5Action Without Meeting. Except as otherwise provided in this Agreement, any action which may be taken at any meeting of the Members may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by Members having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all entitled to vote thereon were present and voted. In the event the Members are requested to consent on a matter without a meeting, each Member shall be given not less than five (5), nor more than sixty (60), days prior notice.

9.4.6Record Dates. For purposes of determining the Members entitled to notice of any meeting or to vote or entitled to receive any Distributions or to exercise any rights in respect of any other lawful matter, the Manager may fix in advance a record date, which is not more than sixty (60) nor less than five (5) days prior to the date of the meeting nor more than sixty (60) days prior to any other action. If no record date is fixed:

(a)The record date for determining Members entitled to notice of or to vote at a meeting of Members shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held;

(b)The record date for determining Members entitled to give consent to Company action in writing without a meeting shall be the day on which the first written consent is given;

(c)The record date for determining Members for any other purpose shall be at the close of business on the day on which the Manager adopts it, or the sixtieth (60th) day before the date of the other action, whichever is later; and

(d)A determination of Members of record entitled to notice of or to vote at a meeting of Members shall apply to any adjournment of the meeting unless the Manager, or the Members who requested the meeting, fix a new record date for the adjourned meeting, but the Manager, or such Members, shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

9.4.7Proxies. Every person entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the Manager. No proxy shall be valid after the expiration of three (3) months from the date thereof unless otherwise provided in the proxy. Every proxy continues in full force and effect until revoked as specified or unless it states that it is irrevocable. A proxy that states that it is irrevocable is irrevocable for the period specified therein to the fullest extent permitted by law.

9.4.8Chairman of Meeting. The Manager may select any person to preside as Chairman of any meeting of the Members, and if such person shall be absent from the meeting, or fail or be unable to preside, the Manager may name any other person in substitution therefor as Chairman. In the absence of an express selection by the Manager of a Chairman or substitute therefor, the Chief Executive Officer, President, Vice President, Secretary, or Chief Financial Officer of the Manager shall preside as Chairman, in that order. The Chairman of the meeting shall designate a secretary for such meeting, who shall take and keep or cause to be taken and kept minutes of the proceedings thereof. The conduct of all Members’ meetings shall at all times be within the discretion of the Chairman of the meeting and shall be conducted under such rules as he may prescribe. The Chairman shall have the right and power to adjourn any meeting at any time, without a vote of the Units present in person or represented by proxy, if the Chairman shall determine such action to be in the best interests of the Company.

9.4.9Inspectors of Election. In advance of any meeting of Members, the Manager may appoint any persons other than nominees for Manager or other office as the inspector of election to act at the meeting and any adjournment thereof. If an inspector of election is not so appointed, or if any such person fails to appear or refuses to act, the Chairman of any such meeting may, and on the request of any Member or his proxy shall, make such appointment at the meeting. The inspector of election shall determine the number of Units outstanding and the voting power of each, the Units represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all Members.

9.4.10Record Date and Closing Company Books. When a record date is fixed, only Members of record on that date are entitled to notice of and to vote at the meeting or to receive a Distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any Units on the books of the Company after the record date.

9.5Rights of Members. No Member shall have the right or power to: (i) withdraw or reduce his contribution to the capital of the Company, except as a result of the dissolution and termination of the Company or as otherwise provided in this Agreement or by law; (ii) bring an action for partition against the Company; (iii) demand or receive property other than cash in return for his Capital Contribution; or (iv) direct the Manager with respect to day-to-day management of the Company or its books and records. Except as provided in this Agreement, no Member shall have priority over any other Member either as to the return of Capital Contributions or as to allocations of the income, loss or Distributions of the Company. Other than upon the termination and dissolution of the Company as provided by this Agreement, there has been no time agreed upon when the contribution of each Member (other than the Initial Member) is to be returned.

9.6Restrictions on the Member. No Member shall:

9.6.1Disclose to any non-Member other than their lawyers, accountants or consultants and/or commercially exploit any of the Company’s business practices, trade secrets or any other information not generally known to the business community;

9.6.2Do any other act or deed with the intention of harming the business operations of the Company; or
9.6.3Do any act contrary to this Agreement.

9.7Return of Capital of Member. In accordance with the Act, a Member may, under certain circumstances, be required to return to the Company, for the benefit of the Company’s creditors, amounts previously distributed to the Member. If any court of competent jurisdiction holds that any Member is obligated to make any such payment, such obligation shall be the obligation of such Member and not of the Company, the Manager or any other Member.

10.[LENDER COVENANTS]

11.Resignation, Withdrawal or Removal of the Manager.

11.1Resignation or Withdrawal of the Manager. Subject to Section 12 hereof, the Manager shall not resign or withdraw as the Manager or do any act that would require its resignation or withdrawal without a Majority Vote. If the Manager is permitted to resign pursuant to this Section 11.1, an additional Manager of the Company shall be admitted to the Company upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement. Such admission shall be deemed effective immediately prior to the resignation and, immediately following such admission, the resigning Manager shall cease to be a Manager of the Company.

11.2Removal. The Manager may be removed by a Majority Vote for “cause”. For purposes of this Section 11.2, “cause” shall be deemed to exist (i) if the Manager has engaged in fraud or gross negligence and has materially damaged the Company, or (ii) upon an Event of Insolvency of the Manager.

11.3Manager’s Fees. Upon the removal of the Manager pursuant to Section 11.2 or its withdrawal with the approval of a Majority Vote, such Manager shall be paid all of its earned but unpaid fees and other compensation remaining to be paid under this Agreement. The Company shall pay these amounts to the Manager in cash prior to the effective date of the removal or withdrawal of the Manager.

12.Assignment of Units.

12.1Permitted Assignments. A Member may only sell, assign, hypothecate, encumber or otherwise transfer all or any part of his or her interest in the Company if the following requirements are satisfied:

12.1.1The Manager consents in its sole and absolute discretion in writing to the transfer;

12.1.2No Member shall transfer, assign or convey or offer to transfer, assign or convey all or any portion of a Unit to any person who does not possess the financial qualifications required of all persons who become Members, as described in the Memorandum;

12.1.3No Member shall have the right to transfer any Unit to any minor or to any person who, for any reason, lacks the capacity to contract for himself or herself under applicable law. Such limitations shall not, however, restrict the right of any Member to transfer any one or more Units to a custodian or a trustee for a minor or other person who lacks such contractual capacity;

12.1.4The Manager, with advice of counsel, must determine that such transfer will not jeopardize the applicability of the exemptions from the registration requirements under the Securities Act of 1933, as amended, and registration or qualification under state securities laws relied upon by the Company and Manager in offering and selling the Units or otherwise violate any federal or state securities laws;
12.1.5The Manager, with advice of counsel, must determine that, despite such transfer, Units will not be deemed traded on an established securities market or “readily tradable on a secondary market (or the substantial equivalent thereof)” under Section 7704 of the Code;

12.1.6Any such transfer shall be by a written instrument of assignment, the terms of which are not in contravention of any of the provisions of this Agreement, and which has been duly executed by the assignor of such Units and accepted by the Manager in writing, in advance of consummation of the transfer;

12.1.7A transfer fee shall be paid by the transferring Member in such amount as may be required by the Manager to cover all reasonable expenses, including attorneys’ fees, connected with such assignment; and

12.1.8The transfer will not result in qualified benefit plans owning twenty-five percent (25%) or more of the Units.

12.2Records of Ownership. The Manager shall keep Records of Ownership, which shall include records of the transfer and exchange of Units. Notwithstanding any provision of this Agreement to the contrary, transfer of a Unit, or of any right, title or interest therein, shall occur only upon and by virtue of the entry of such transfer in the Records of Ownership.

12.3Substituted Member.
12.3.1Conditions to be Satisfied. No person shall have the right to become a Substituted Member unless the Manager shall consent thereto in accordance with Section 12.2.2 and all of the following conditions are satisfied:

(a)A duly executed and acknowledged written instrument of assignment shall have been filed with the Company, which instrument shall specify the number of Units being assigned and set forth the intention of the assignor that the assignee succeed to the assignor’s interest as a Substituted Member in his or her place;

(b)The assignor and assignee shall have executed, acknowledged and delivered such other instruments as the Manager may deem necessary or desirable to effect such substitution, which may include an opinion of counsel regarding the effect and legality of any such proposed transfer, and which shall include: (i) the written acceptance and adoption by the assignee of the provisions of this Agreement and (ii) the execution, acknowledgment and delivery to the Manager of a special power of attorney, the form and content of which are more fully described herein; and

(c)A transfer fee sufficient to cover all reasonable expenses connected with such substitution shall have been paid to the Company.

12.3.2Consent of Manager. The consent of the Manager shall be required to admit a person as a Substituted Member. The granting or withholding of such consent shall be within the sole and absolute discretion of the Manager.

12.3.3Consent of Member. By executing or adopting this Agreement, each Member hereby consents to the admission of additional or Substituted Members upon consent of the Manager and in compliance with this Agreement.

12.4[Reserved].

12.5Transfer Subject to Law. No assignment, sale, transfer, exchange or other disposition of any Units may be made except in compliance with the applicable governmental laws and regulations, including state and federal securities laws.

12.6Termination of Limited Liability Company Interest. Upon the transfer of a Unit in violation of this Agreement, or the occurrence of a Member Dissolution that does not result in the dissolution of the Company, the Limited Liability Company Interest of a Member shall be, at the option of the Manager in its sole and absolute discretion, either (a) converted into an Economic Interest, or (b) deemed void ab initio and shall not be binding on the Company, the Manager or any other Member.

12.7FMV Option

12.7.1FMV Option. Subject to the Financing Documents and Sections 12.7.2 and 12.7.3, each of the Members does hereby grant to Medalist Diversified Holdings, LP, a Delaware limited partnership (the “OP”), its affiliates, successors or assigns, the right, but not the obligation, to require that each such Member exchange its interest in the Company for units in the OP (the “OP Units”) in a transaction intended to qualify as a tax-deferred exchange under Code Section 721, pursuant to the terms of this Section 12.8 (the “FMV Option”). Each Member participating in an exchange of its interest in the Company for the OP Units pursuant to the FMV Option (a “Contributing Member”) shall receive an amount of OP Units with an aggregate value (as determined in good faith by the OP) equal to the Exchange FMV (as defined below) of such Contributing Member’s interest in the Trust as of the date the FMV Option is exercised[, less the amount of the Call-Option Fee (as defined below). In connection with the exercise of the FMV Option, the Manager shall receive a call option fee from the Trust equal to 1.0% of the FMV Option Appraised Value of the Property (the “Call-Option Fee”).] The FMV Option shall be exercised pursuant to a “Notice of Exchange,” a form of which is attached as Exhibit IV to this Trust Agreement, delivered to the Members by the OP. The OP and/or the Manager may, but is/are not obligated to, coordinate to provide the Members with a non-binding survey in advance of an anticipated Notice of Exchange in order to seek input from the Members regarding their desire to become either a become either a Contributing Member or a Cash Member (defined below) in connection with a contemplated exercise of the FMV Option.

12.7.2Cash Members. Notwithstanding the provisions of Section 12.7.1, a Member may elect to have the OP acquire the Member’s interests in the Company for cash rather than exchange such interests for OP Units following the exercise of the OP of its FMV Option (a Member who makes an election under this Section 12.7.2, a “Cash Member”). If a Cash Member elects to exercise its rights to have the OP acquire its interests in the Company for cash under this Section 12.7.2 with respect to a Notice of Exchange, it shall so notify the OP in writing within twenty (20) Business Days after the date on which the Manager mails the Notice of Exchange to the Member. If any Member does not provide such notice to the Manager within twenty (20) Business Days after the mailing date of the Notice of Exchange, such Member will be deemed to have agreed to have the OP acquire the Member’s interest in the Company in exchange for OP Units. The cash purchase price for a Cash Member’s interest (the “Cash Amount”) shall be equal to the Exchange FMV of such Cash Member’s interest in the Trust as of the date the FMV Option is exercised, reduced by a 2% cash redemption fee (the “Cash Redemption Fee”). For the avoidance of doubt, the Cash Redemption Fee shall only apply to the Cash Amount.

12.7.3Documentation and Signatures; Delivery.Each Member agrees to such documents and signatures as the Manager or the OP may reasonably require in connection with the exercise of the FMV Option under Section 12.7.1 or the cash purchase, if any, under Section 12.7.2. For a Contributing Member, the Manager shall provide a tax protection agreement (a “Tax Protection Agreement”) in which the Manager: (i) will agree not to directly or indirectly sell, exchange, transfer, or otherwise dispose of the Real Estate or any interest therein (without regard to whether such disposition is voluntary or involuntary) in a transaction within three (3) years of the date of the exercise of the FMV Option that would cause a Contributing Member to recognize any gain under Code Section 704(c) (such transaction, a “Triggering Event”), and (ii) for a period of three (3) years following the occurrence of a Triggering Event, will agree to pay a Contributing Member’s damages equal to the aggregate federal, state and local income taxes incurred by such Contributing Member in connection with such Triggering Event. Upon receipt of any and all documents and signatures required by the Manager or OP under this Section 12.7.3 (such date of final receipt, the “Receipt Date”), the Manager shall distribute (i) to any Contributing Member the OP Units within ten (10) Business Days of the Receipt Date and (ii) to any Cash Member the Cash Amount within ten (10) Business Days of the Receipt Date.

12.7.4Determination of Fair Market Value of Interests in the Company. For the purposes of the FMV Option, the fair market value (the “Exchange FMV”) of a Member’s interests in the company to be acquired by the OP will be determined by multiplying: (i) the Percentage Share represented by the interests in the Company to be acquired by the OP by (ii) the fair market value of the Property as determined by an independent appraisal firm selected by the Manager in its sole discretion (the “FMV Option Appraised Value of the Property”) less any liabilities of the Property. Such appraisal shall have been completed within one (1) year of the date the FMV Option is exercised. No discounts for lack of liquidity or minority interests shall be considered in determining the fair market value of such interests in the Company.

12.7.5Continued Existence of Company. Notwithstanding anything to the contrary in this Agreement, the Company shall survive the exercise of the FMV Option by the OP. The Company intends to be a “disregarded entity” under Regulations Section 301.7701-3 for federal income tax purposes following the closing of the transactions contemplated by the FMV Option.

13.Books, Records, Accounting and Reports.

13.1Records, Audits and Reports. The Company shall maintain at its principal office the Company’s records and accounts of all operations and expenditures of the Company including the following:

13.1.1A current list in alphabetical order of the full name and last known business or resident address of each Member and Manager, together with the number of Units owned by each Member;

13.1.2A copy of the Certificate of Formation and all amendments thereto, together with any powers of attorney pursuant to which the Certificate of Formation or any amendments thereto were executed;

13.1.3Copies of the Company’s federal, state, and local income tax or information returns and reports, if any, for the six (6) most recent taxable years;
13.1.4Copies of this Agreement and any amendments thereto together with any powers of attorney pursuant to which any written accounting or any amendments thereto were executed;

13.1.5Copies of any financial statements of the Company, if any, for the six (6) most recent years;

and

13.1.6The Company’s books and records as they relate to the internal affairs of the Company for at least the current and past four (4) fiscal years.

13.2Delivery to Members.

13.2.1Each Member and each Member’s representative designated in writing have the right, upon reasonable written request for purposes related to the interest of that person as a Member, which purposes are set forth in the written request, to receive from the Company a copy of this Agreement and the Certificate of Formation and all amendments thereto, together with executed copies of any written powers of attorney pursuant to which this Agreement and any certificate and all amendments thereto have been executed, provided such copy shall not contain any identifying information with regard to a Member and shall be redacted of such information.

13.2.2Other than as expressly provided in this Agreement, no Member shall have any right to information, reports or records of the Company or with respect to any Member or the Manager. Without limiting the foregoing, no Member shall have the right under this Agreement to receive, review, copy or inspect any list of the Members or any identifying information with regard to the Members, whether or not requested, and Manager shall not have any obligation to provide such information.

13.3Annual Report. The Manager will cause the Company, at the Company’s expense, to prepare an annual report containing a year-end balance sheet, income statement and a statement of changes in financial position. Copies of such statements shall be distributed to each Member within ninety (90) days after the close of each fiscal year of the Company.

13.4Tax Information. The Manager shall cause the Company, at the Company’s expense, to prepare and timely file income tax returns for the Company with the appropriate authorities and shall cause all Company information necessary in the preparation of the Members’ individual income tax returns to be distributed to the Members not later than 75 days after the end of the Company’s fiscal year.

14.Termination and Dissolution of the Company.

14.1Termination of Company. Subject to the limitations contained in Section 1.4 and Section 10 of this Agreement and to the Certificate of Formation, the Company shall be dissolved, shall terminate and its assets shall be disposed of, and its affairs wound up, upon the earliest to occur of the following:

14.1.1Upon the happening of any event of dissolution specified in the Certificate of Formation;

14.1.2A determination by the Manager to terminate the Company;

14.1.3The sale of the Contributed Property, held by the Company, or the receipt of the final payment on any seller financing provided by the Company on the sale of the Contributed Property, if later; or

14.1.4The occurrence of a Dissolution Event unless the business of the Company is continued by a Majority Vote of the remaining Members within ninety (90) days following the occurrence of the event.

The bankruptcy, death, dissolution, liquidation, termination or adjudication of incompetency of a Member (a “Member Dissolution”) shall not cause the termination or dissolution of the Company and the business of the Company shall continue.

14.2Certificate of Cancellation. As soon as possible following the completion of the winding up of the Company, the Manager who has not wrongfully dissolved the Company or, if none, the Members, shall execute and file a Certificate of Cancellation in such form as shall be required by the Act. The Company shall continue to exist as a separate legal entity until the Certificate of Cancellation has been filed in accordance with the Act.

14.3Liquidation of Assets. Upon a dissolution and termination of the Company, the Manager (or in case there is no Manager, the Members or person designated by a Majority Vote) shall take full account of the Company assets and liabilities, shall liquidate the assets as promptly as is consistent with obtaining the fair market value thereof, and shall apply and distribute the proceeds therefrom in the following order:

14.3.1To the payment of creditors of the Company, other than Members who are creditors, but excluding secured creditors whose obligations will be assumed or otherwise transferred on liquidation of Company assets, and then to the payment of Members who are creditors of the Company;

14.3.2To the setting up of any reserves as required by law for any liabilities or obligations of the Company; provided, however, that said reserves shall be deposited with a bank or trust company in escrow with interest for the purpose of disbursing such reserves for the payment of any of the aforementioned contingencies and, at the expiration of a reasonable period, for the purpose of distributing the balance remaining in accordance with the remaining provisions of this Section 14.3; and

14.3.3To the Members in proportion to their Units.

14.4Distributions Upon Dissolution. Each Member shall look solely to the assets of the Company for all Distributions and shall have no recourse therefor (upon dissolution or otherwise) against any Manager or any Member.

14.5Limitation on Distributions. Notwithstanding any other provision in this Agreement, the Company shall make no distribution that would violate the Act or other applicable law.

15.Special and Limited Power of Attorney.

15.1Power of Attorney. The Manager shall at all times during the term of the Company have a special and limited power of attorney as the attorney-in-fact for each Member, with power and authority to act in the name and on behalf of each such Member to execute, acknowledge, and swear to in the execution, acknowledgment and filing of documents that are not inconsistent with the provisions of this Agreement and which may include, by way of illustration but not by way of limitation, the following:

15.1.1This Agreement, as well as any amendments to the foregoing which, under the laws of the State of Delaware or the laws of any other state, are required to be filed or which the Manager shall deem it advisable to file;

15.1.2Any other instrument or document that may be required to be filed by the Company under the laws of any state or by any governmental agency or which the Manager shall deem it advisable to file;

15.1.3Any instrument or document that may be required to effect the continuation of the Company, the admission of Substituted Members, or the dissolution and termination of the Company (provided such continuation, admission or dissolution and termination are in accordance with the terms of this Agreement);
15.1.4Any instrument of conveyance or encumbrance with respect to the Contributed Property; and

15.1.5Any and all other instruments as the Manager may deem necessary or desirable to effect the purposes of this Agreement and carry out fully its provisions, including, but not limited to, those in Sections 7 and 17.

15.2Provision of Power of Attorney. The special and limited power of attorney of the Manager:

15.2.1Is a special power of attorney coupled with the interest of the Manager in the Company, and its assets, is irrevocable, shall survive the death, incapacity, termination or dissolution of the granting Member, and is limited to those matters herein set forth;

15.2.2May be exercised by the Manager by and through one or more of the officers of the Manager, for each of the Members by the signature of the Manager acting as attorney-in-fact for the Members, together with a list of all Members executing such instrument by their attorney-in-fact or by such other method as may be required or requested in connection with the recording or filing of any instrument or other document so executed; and

15.2.3Shall survive an assignment by a Member of all or any portion of his or her Units except that, where the assignee of the Units owned by the Member has been approved by the Manager for admission to the Company as a Substituted Member, the special power of attorney shall survive such assignment for the sole purpose of enabling the Manager to execute, acknowledge and file any instrument or document necessary to effect such substitution to the fullest extent permitted by law.

15.3Notice to Members. The Manager shall promptly furnish to a Member a copy of any amendment to this Agreement executed by the Manager pursuant to a power of attorney from the Member.

16.Relationship of this Agreement to the Act. Many of the terms of this Agreement are intended to alter or extend provisions of the Act as they may apply to the Company or the Members. Any failure of this Agreement to mention or specify the relationship of such terms to provisions of the Act that may affect the scope or application of such terms shall not be construed to mean that any of such terms are not intended to be a provision of this Agreement authorized or permitted by the Act or which in whole or in part alters, extends or supplants provisions of the Act as may be allowed thereby.

17.Amendment of Agreement.

17.1Admission of Member. Amendments to this Agreement for the admission of any Member or Substituted Member shall not, if in accordance with the terms of this Agreement, require the consent of any Member.

17.2Amendments with Consent of Members. Subject to the terms of Section 10.1 and the Certificate of Formation, in addition to any amendments otherwise authorized herein, this Agreement may be amended by the Manager with a Majority Vote of the Units; provided, however, that any amendment that would treat a specific Member less favorably than another Member (in application but not in effect), then such amendment shall require the vote of such adversely affected Member.

17.3Amendments Without Consent of the Members. Subject to the terms of Section 10.1 and the Certificate of Formation, in addition to any amendment to this Agreement authorized pursuant to Section 7.3.11 or otherwise authorized herein, the Manager may amend this Agreement, without the consent of any of the Members, to (i) change the name and/or principal place of business of the Company, or (ii) decrease the rights and powers of the Manager (so long as such decrease does not impair the ability of the Manager to manage the Company and conduct its business and affairs); provided, however, that no amendment shall be adopted pursuant to this Section 17.3 unless the adoption thereof (A) is for the benefit of or not adverse to the interests of the Members, (B) is not inconsistent with Section 7 or Section 10, and (C) does not affect the limited liability of the Members or the status of the Company as a partnership for federal income tax purposes. Further, the Manager shall be allowed to amend this Agreement without the consent of any of the Members to comply with any terms or modifications required by any lender to make this Agreement comply with any special purpose entity requirements; provided, however, no such amendment shall be adverse to the interests of the Members.

17.4Execution and Recording of Amendments. Any amendment to this Agreement shall be executed by the Manager, and by the Manager as attorney-in-fact for the Members pursuant to the power of attorney contained in Section 15. After the execution of such amendment, the Manager shall also prepare and record or file any certificate or other document which may be required to be recorded or filed with respect to such amendment, either under the Act or under the laws of any other jurisdiction in which the Company holds any property or otherwise does business.

18.Member Representations. Each Member hereby represents and warrants to the Company, the Manager and all other Members that:

18.1Such Member has the power and authority to execute and comply with the terms and provisions hereof.

18.2Such Member’s interest in the Company has not and will not be registered under the Securities Act of 1933, as amended, or the securities laws of any state, and cannot be sold or transferred without compliance with the registration provisions of said Securities Act of 1933, as amended, and the applicable state securities laws, or compliance with the exemptions, if any, available thereunder. Such Member understands that neither the Company nor the Manager or any other Member has any obligation or intention to register the Member interests under any federal or state securities act or law, or to file the reports to make public the information required by Rule 144 under the Securities Act of 1933, as amended.

19.Miscellaneous.

19.1Counterparts. This Agreement may be executed in several counterparts, and all so executed shall constitute one Agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

19.2Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective Members.

19.3Severability. In the event any sentence or Section of this Agreement is declared by a court of competent jurisdiction to be void, such sentence or Section shall be deemed severed from the remainder of this Agreement and the balance of this Agreement shall remain in full force and effect.

19.4Notices. All notices under this Agreement shall be in writing and shall be given to the Member entitled thereto, by personal service or by mail, posted to the address maintained by the Company for such person or at such other address as he or she may specify in writing; provided, however, that in the event that any such Member does not respond to the personal service or mail as set forth above, that the Manager shall send out one additional notice by certified mail return receipt requested or by a delivery service that maintains records regarding their deliveries or attempted deliveries.

19.5Manager’s Address. The address of the Manager is as follows:

MDRR XXV Springing Manager 1, LLC

____________________________

____________________________

19.6Governing Law; Venue. This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of Delaware (without regard to conflict of law principles). Any legal proceeding concerning interpretation or enforcement of any provision of this Agreement shall be venued exclusively in the City of Richmond, Virginia. Members hereby waive trial by jury in any action, proceeding or counterclaim brought by any of the parties hereto on any matters whatsoever arising out of or in any way connected with this Agreement, or in connection with any emergency statutory or any other statutory remedy.

19.7Captions. Section titles or captions contained in this Agreement are inserted only as a matter of convenience and reference. Such titles and captions in no way define, limit, extend or describe the scope of this Agreement nor the intent of any provisions hereof.

19.8Gender. Whenever required by the context hereof, the singular shall include the plural, and vice versa, the masculine gender shall include the feminine and neuter genders, and vice versa.

19.9Time. Time is of the essence with respect to this Agreement.

19.10Additional Documents. Each Member, upon the request of the Manager, shall perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including, but not limited to, providing acknowledgment before a Notary Public of any signature made by a Member.

19.11Descriptions. All descriptions referred to in this Agreement are expressly incorporated herein by reference as if set forth in full, whether or not attached hereto.

19.12[Reserved]

19.13Partition. The Members agree that the assets of the Company are not and will not be suitable for partition. Accordingly, each of the Members hereby irrevocably waives any and all rights that he may have, or may obtain, to maintain any action for partition of any of the assets of the Company.

19.14Integrated and Binding Agreement. This Agreement contains the entire understanding and agreement among the Members with respect to the subject matter hereof, and there are no other agreements, understandings, representations or warranties among the Members other than those set forth herein except the Purchase Agreement executed in connection with the purchase of Beneficial Interests in the Trust (the “Purchase Agreement”). This Agreement may be amended only as provided in this Agreement.

19.15Legal Counsel. Each Member acknowledges and agrees that counsel representing the Company, the Manager and its Affiliates does not represent and shall not be deemed under the applicable codes of professional responsibility to have represented or to be representing any or all of the Members, other than the Manager, in any respect. In addition, each Member consents to the Manager hiring counsel for the Company that is also counsel to one or more of the Managers.

19.16Title to Company Property. All property owned by the Company shall be owned by the Company as an entity and, insofar as permitted by applicable law, no Member shall have any ownership interest in any Company property in its individual name or right, and each Member’s Limited Liability Company Interest shall be personal property for all purposes.

19.17Conflict. In the event of a conflict between the terms of this Agreement and the Certificate of Formation, the terms of the Certificate of Formation shall control.

19.18Signature of the Members. The Members hereby acknowledge and agree that by signing the Purchase Agreement they are also agreeing to be bound by the terms of this Agreement and that their signature hereto will not be required as of the Transfer Date.

* * * *

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the undersigned have set their hands to this Agreement as of the date set forth below.

MANAGER:

MDRR XXV Springing Manager 1, LLC, a Delaware limited liability company

By:____________________________________

Name:____________________________________

Title:____________________________________

Date:____________________

INITIAL MEMBER:

MDRR XXV DST 1,

a Delaware statutory trust

By: MDRR XXV Trust Manager 1, LLC,

a Delaware limited liability company

Its: Manager

By:____________________________________

Name:____________________________________

Title:____________________________________

Date:____________________

EXHIBIT I

DEFINITIONS

“Act” shall mean the Delaware Limited Liability Company Act, as the same may be amended from time to time.

“Additional Capital Contributions” means those additional Capital Contributions which may be voluntarily given pursuant to Section 3.2 hereof.

“Affiliate” shall mean (i) any person directly or indirectly controlling, controlled by or under common control with another person; (ii) a person owning or controlling ten percent (10%) or more of the outstanding voting securities of such other person; (iii) any officer, director or partner of such other person; and (iv) if such other person is an officer, director or partner, any company for which such person acts in any capacity. The term “person” shall include any natural person, corporation, partnership, company, trust, unincorporated association or other legal entity.

“Agreement” shall mean this Limited Liability Company Agreement, as amended from time to time.

“Beneficial Interest” means a beneficial interest in the Trust, as such term is used in the Statutory Trust Act, all of which interests shall be either Class 1 Beneficial Interests (as defined in the Trust Agreement) or the Class 2 Beneficial Interests (as defined in the Trust Agreement).

“Beneficial Owner” means each person who, at the time of determination, holds a Beneficial Interest as reflected on the Ownership Records (as defined in the Trust Agreement) as of the Transfer Date.

“Business Day” is any day other than on Saturday, Sunday or legal holiday in the State of Delaware.

“Capital Contribution(s)” means, with respect to any Member, or all of the Members, all cash and properties contributed to the Company pursuant to Section 3.1.1 of this Agreement net of liabilities assumed or taken subject to by the Company.

“Capital Expenditures” means expenditures for items that are capital in nature, including, but not limited to, tenant improvements, leasing commissions, and major repairs, made at the discretion of the Manager.

“Cash from Operations” shall mean the net cash realized by the Company from all sources, including, but not limited to, the operations of the Company including the sale, financing, refinancing or other disposition of the Contributed Property, after payment of all cash expenditures of the Company, including, but not limited to, all operating expenses including all fees payable to the Manager or its Affiliates, all payments of principal and interest on indebtedness, and such reserves and retentions as the Manager reasonably determines to be necessary and desirable in connection with Company operations with its then existing assets and any anticipated acquisitions.

“Certificate of Cancellation” shall mean the Certificate of Cancellation of the Company as filed with the Secretary of State of Delaware.

“Certificate of Formation” shall mean the Certificate of Formation of the Company as filed with the Secretary of State of Delaware as the same may be amended or restated from time to time.

“Code” shall mean the Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequently enacted federal revenue laws.

“Contributing Member” has the meaning given to such term in Section 12.7.1.

“Company” shall mean MDRR XXV Springing, LLC.

“Contributed Property” means all of the Trust’s right, title, and interest in and to the Real Estate, the Lease, and any and all other property and assets (whether tangible or intangible) in which the Trust at any time has any right, title or interest, contributed by the Trust pursuant to the Transfer Distribution, and all of which are or will be acquired by the Company in connection with the formation of the Company.

“Contributing Member” shall have the meaning given such term in Section 12.8.1.

“Disposition Fee” shall have the meaning set forth in Section 6.1.

“Dissolution Event” shall mean with respect to the Manager one or more of the following: the death, insanity, withdrawal, retirement, resignation, expulsion, Event of Insolvency or dissolution (unless reconstituted by the Manager) of the Manager unless the Members consent to continue the business of the Company pursuant to Section 14.1.4.

“Distributable Cash” shall mean Cash from Operations and Capital Contributions determined by the Manager to be available for Distribution to the Members.

“Distribution” shall refer to any money or other property transferred without consideration (other than repurchased Units) to Members with respect to their interests or Units in the Company but shall not include any payments to the Manager pursuant to Section 6.

“Economic Interest” shall mean an interest in the income, loss and Distributions of the Company but shall not include any right to vote or to participate in the management of the Company.

“Event of Insolvency” shall occur when an order for relief against the Manager is entered under Chapter 7 of the federal bankruptcy law, or (A) the Manager: (1) makes a general assignment for the benefit of creditors, (2) files a voluntary petition under the federal bankruptcy law, (3) files a petition or answer seeking for that Manager a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (4) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Manager in any proceeding of this nature, or (5) seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator of that Manager or of all or a substantial part of that Manager’s properties, or (B) the expiration of sixty (60) days after either (1) the commencement of any proceeding against the Manager seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law, or regulation, if the proceeding has not been dismissed, or (2) the appointment without the Manager’s consent or acquiescence of a trustee, receiver, or liquidator of the Manager or of all or any substantial part of the Manager’s properties, if the appointment has not been vacated or stayed (or if within sixty (60) days after the expiration of any such stay, the appointment is not vacated).

“Financing Documents” means the First Mortgage Loan Documents and any other documents or agreements contemplated by any of the foregoing or otherwise required by Lender.

“First Mortgage” means the first-priority mortgage securing the First Mortgage Loan.

“First Mortgage Loan” means the Lender’s mortgage loan in the original principal amount of approximately $____________, secured by the First Mortgage and the First Mortgage Loan Documents.

“First Mortgage Loan Agreement” means [________________], by and between the Trust and Lender.

“First Mortgage Loan Documents” means, in connection with the First Mortgage Loan, the First Mortgage and all related assignments of leases and rents, and other security instruments and documents related to the Real Estate.

“FMV Option” shall have the meaning set forth in Section 12.8.1.

“Initial Member” shall mean the Trust.

“Lease” means that certain Lease with effective date of September 21, 2024 between Drake Motor Partners Pensacola LLC, a Colorado limited liability company, as landlord and the Tenant, as tenant, as assigned to the Company.

“Limited Liability Company Interest” shall mean a Member’s entire interest in the Company including such Member’s Economic Interest and such voting and other rights and privileges that the Member may enjoy by being a Member.

“Liquidation” means, in respect to the Company, the earlier of the date upon which the Company is terminated under Section 708(b)(1) of the Code or the date upon which the Company ceases to be a going concern (even though it may exist for purposes of winding up its affairs, paying its debts and distributing any remaining balance to its Members), and in respect to a Member, where the Company is not in Liquidation means the date upon which occurs the termination of the Member’s entire interest in the Company by means of a Distribution or the making of the last of a series of Distributions (whether or not made in more than one (1) year) to the Member by the Company.

“Majority Vote” shall mean the vote of more than fifty percent (50%) of the Units entitled to vote. Members shall be entitled to cast one vote for each Unit they own, and a fractional vote for each fractional Unit they own. All Units shall be deemed to have voted FOR the proposed action unless affirmatively cast AGAINST the proposed action in a timely manner, except that votes under Section 9.2.1, 9.2.2, and 9.2.5 shall require the actual and affirmative vote of more than 50% of the Units to pass the proposed action.

“Manager” shall refer to MDRR XXV Springing Manager 1, LLC, a Delaware limited liability company. The term “Manager” shall also refer to any successor or additional Manager who is admitted to the Company as the Manager.

“Member” or “Members” shall mean the persons listed on Exhibit II attached hereto.

“Member Dissolution” shall have the meaning set forth in Section 14.1.

“Notice of Exchange” has the meaning given to such term in Section 12.7.1.

“OP” means Medalist Diversified Holdings, LP, a Delaware limited partnership

“OP Units” shall have the meaning set forth in Section 12.7.1.

“Organization Expenses” shall mean all expenses incurred in connection with the organization and formation of the Company, including but not limited to legal and accounting fees, tax planning fees,

promotional fees or expenses, filing and recording fees and other costs or expenses incurred in connection therewith.

“Partnership Representative” means the “partnership representative,” as said term is used in section 6223(a) of the Code. The Partnership Representative shall be the Manager until such time as a new Partnership Representative is selected by the Company.

“Person” means a natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank trust company, land trust, business trust, statutory trust or other organization, whether or not a legal entity, and a government or agency or political subdivision thereof.

“Preferred OP Units” has the meaning given to such term in Section 12.7.2.

“Preferred Contributing Investor” has the meaning given to such term in Section 12.7.2.

“Prime Rate” shall mean the reference rate announced from time-to-time by the Wall Street Journal, and changes in the Prime Rate shall be deemed to occur on the date that changes in such rate are announced.

“Property” shall mean the property known as _____________ located at 312 E 9 Mile Rd, Pensacola, Florida 32514.

“Receipt Date” shall have the meaning set forth in Section 12.7.2.

“Records of Ownership” means the records maintained by the Manager indicating from time to time the name, mailing address, and the number of Units of each Member, and shall be revised by the Manager contemporaneously to reflect the issuance of additional Units in accordance with this Agreement, changes in mailing addresses, or other changes.

“Substituted Member” shall mean any person admitted as a substituted Member pursuant to this Agreement. “Tax Payment” shall have the meaning set forth in Section 4.6.1.

“Transfer Date” shall mean the date the Contributed Property is contributed to the Company pursuant to Section 9.2 of the Trust Agreement.

“Triggering Event” has the meaning given to such term in Section 12.8.2.

“Trust” means MDRR XXV DST 1, that certain Delaware statutory trust formed by and in accordance with, and governed by, the Trust Agreement.

“Trust Agreement” means that certain Trust Agreement dated as of __________, 2025 by and among MDRR XXV Depositor 1, LLC, as Depositor, MDRR TRS Signatory Trustee, LLC, as Manager, Sorensen Entity Services LLC, as Trustee, and certain Beneficial Owners holding a Beneficial Interest in the Trust.

“Trust Estate” means all of the Trust’s right, title, and interest in and to the Property, the Lease and any and all other property and assets (whether tangible or intangible) in which the Trust at any time has any right, title or interest, held by the Trust prior to the Transfer Distribution.

“Trustee” means the person serving, at the time of determination, as the trustee under the Trust.

“Unit” shall represent an interest in the Company entitling the owner of the Unit if admitted as a Member or Manager to the respective voting and other rights afforded to a Member holding a Unit, and affording to such Member’s share in income, loss and Distributions as provided for in this Agreement. The Units shall consist of ten thousand (10,000) Units held by the Members.

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EXHIBIT II

MEMBERS

(prior Beneficial Owners under the Trust Agreement)

NameAddressPercentage Interest in the TrustNumber of Units

[Members][ ]%[ ] Units

EXHIBIT III

PROPERTY

LEGAL DESCRIPTION

ALL OF THE following PROPERTY LOCATED IN ESCAMBIA COUNTY, FLORIDA

COMMENCE AT THE SOUTHWEST CORNER OF SECTION 7 TOWNSHIP 1 SOUTH, RANGE 30 WEST ESCAMBIA COUNTY FLORIDA. THENCE GO NORTH 01 DEGREES 13 MINUTES 41 SECONDS EAST ALONG THE WEST LINE OF THE AFOREMENTIONED SECTION 7, A DISTANCE OF 98.38 FEET TO THE NORTHERLY RIGHT OF WAY LINE OF U.S HIGHWAY 90 (NINE MILE ROAD, 200FT R/W) THENCE GO SOUTH 88 DEGREES 17 MINUTES 00 SECONDS EAST ALONG THE NORTHERLY RIGHT OF WAY LINE OF SAID U.S. HIGHWAY 90 A DISTANCE OF 191.71 FEET TO THE SOUTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND AS DESCRIBED IN OFFICIAL RECORDS BOOK 6626, PAGE 1017 OF THE PUBLIC RECORDS OF SAID COUNTY THENCE CONTINUE SOUTH 88 DEGREES 17 MINUTES 00 SECONDS EAST ALONG SAID NORTH RIGHT OF WAY LINE A DISTANCE OF 742.71 FEET TO THE POINT OF BEGINNING THENCE DEPARTING SAID NORTH RIGHT OF WAY LINE GO NORTH 01 DEGREES 43 MINUTES 00 SECONDS EAST A DISTANCE OF 324.79 FEET THENCE GO NORTH 88 DEGREES 17 MINUTES 24 SECONDS WEST A DISTANCE OF 3.53 FEET THENCE GO NORTH 01 DEGREES 40 MINUTES 11 SECONDS EAST A DISTANCE OF 201.88 FEET THENCE GO SOUTH 88 DEGREES 18 MINUTES 01 SECONDS EAST A DISTANCE OF 3.22 FEET THENCE GO NORTH 01 DEGREES 43 MINUTES 00 SECONDS EAST 40.33 FEET TO A POINT ON THE SOUTH LINE OF WHISPERING PINES SUBDIVISION AS RECORDED IN PLAT BOOK 4 AT PAGE 28 OF THE PUBLIC RECORDS OF ESCAMBIA COUNTY FLORIDA THENCE GO SOUTH 88 DEGREES 19 MINUTES 24 SECONDS EAST ALONG THE SOUTH LINE OF AFORESAID WHISPERING PINES SUBDIVISION A DISTANCE OF 17 1.59 FEET THENCE DEPARTING SAID SOUTH LINE SOUTH 01 DEGREES 10 MINUTES 23 SECONDS WEST A DISTANCE OF 17.57 FEET THENCE GO SOUTH 88 DEGREES 19 MINUTES 24 SECONDS EAST A DISTANCE OF 181.31 FEET TO THE WESTERLY RIGHT OF WAY LINE OF MUSIC LANE (88 FT R/W) THENCE GO SOUTH 01 DEGREES 10 MINUTES 23 SECONDS WEST ALONG THE AFORESAID WESTERLY RIGHT OF WAY LINE OF MUSIC LANE. A DISTANCE OF 249.67 FEET THENCE DEPARTING SAID WESTERLY RIGHT OF WAY LINE GO NORTH 88 DEGREES 49 MINUTES 37 SECONDS WEST A DISTANCE OF 160.00 FEET THENCE GO SOUTH 01 DEGREES 10 MINUTES 23 SECONDS WEST A DISTANCE OF 298.48 FEET TO A POINT ON THE NORTH RIGHT OF WAY LINE OF SAID U.S. HIGHWAY 90 THENCE GO NORTH 88 DEGREES 17 MINUTES 00 SECONDS WEST ALONG SAID NORTH RIGHT OF WAY LINE A DISTANCE OF 198.27 FEET TO THE POINT OF BEGINNING.

Together with those certain easements for ingress, egress, parking, and to use of the Common Areas as set forth in that certain Declaration of Easements, Covenants and Restrictions for Nine Mile Plaza Shopping Center Pensacola, Escambia County, Florida, recorded July 17, 2014 in Official Records Book 7198, Page 274, as amended in that First Amendment to the Declaration of Easements, Covenants and Restrictions recorded 7/15/2015 in Official Records Book 7375, Page 99s, as further affected by that Second Amendment to the Declaration of Easements, Covenants and Restrictions recorded 8/26/2024, in Official Records Book 9194, Page 871, of the public records of Escambia County, Florida.

EXHIBIT IV

NOTICE OF EXCHANGE

In accordance with Section 12.8.1 of the Limited Liability Company Agreement (the “Agreement”) of MDRR XXV Springing, LLC (the “Company”) the undersigned hereby irrevocably requires     (the “Member”) to exchange its  % interest in the Company (a) OP Units (as defined in the Agreement) or (b) the Cash Amount (as defined in the Agreement), provided however, that the Investor must notify the undersigned in writing within ten (10) days of the date of this Notice of Exchange should it desire to receive the Cash Amount rather than OP Units. Unless a separate notice has been provided by the OP, the Member shall be deemed to have surrendered its interest in the Company and all rights, title and interest therein in exchange for the OP Units. The undersigned shall deliver the Common OP Units or Cash Amount, whichever are applicable, to the Member in accordance with the terms of Section 12.7.3 of the Agreement.

Date: ,

MDRR XXV Springing, a Delaware limited liability company

By:

By:

Name:

Title:

EXHIBIT F

FORM OF CONVERSION NOTICE

MDRR XXV Depositor 1, LLC (the “Depositor”), as the sole Class 2 Beneficial Owner and the sole holder of the Class 2 Beneficial Ownership Certificates in MDRR XXV DST 1 (the “Trust”), hereby provides a Conversion Notice pursuant to Section 6.12 of the Trust Agreement dated as of ________, 2025.

Date:______________, 20__

MDRR XXV Depositor 1, LLC, a Delaware limited liability company

By:MDRR Sponsor TRS, LLC,

a Delaware limited liability company, its sole member

By:____________________________________

Name:____________________________________

Title:____________________________________

Date:______________, 2025

EXHIBIT G

NOTICE OF EXCHANGE

In accordance with Section 10.1 of the Trust Agreement (the “Agreement”) of MDRR XXV DST 1 (the “Trust”) the undersigned hereby irrevocably requires   (the “Investor”) to exchange its  % interest in the Trust for the following, in the amount of the fair market value of the Investor’s interest in the Trust: (a) OP Units (as defined in the Agreement) or (b) the Cash Amount (as defined in the Agreement), provided however, that the Investor must notify the undersigned in writing within ten (10) days of the date of this Notice of Exchange should it desire to receive the Cash Amount rather than OP Units. Unless a separate notice has been provided by the OP, the Investor shall be deemed to have surrendered its interest in the Trust and all rights, title and interest therein in exchange for the OP Units. The undersigned shall deliver the OP Units or Cash Amount, whichever is applicable, to the Investor in accordance with the terms of Section 10.3 of the Agreement.

Date: , 20

MDRR XXV DST 1, a Delaware statutory trust

By:

By:  Name:  Title: